JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                               FROM THE PRESIDENT
--------------------------------------------------------------------------------

[PHOTO]

Dear Policyholder:

      Many single events can only be fully appreciated when placed in the broader context of time. This statement is certainly true when applied to investing and particularly relevant to market performance last year. Considered in isolation, the numbers for 2000 are disappointing. The Dow Jones Industrial Average fell 6.18%, the S&P 500 Index of large capitalization domestic stocks was down 9.10% and the technology laden NASDAQ composite index lost 39.29%. Results overseas were equally dismal as the Dow Jones World Index lost 17.36% and 29 of 33 foreign stock markets finished in the red.

      While these results are sobering, investing is a long-term discipline the benefit of which can only be measured over time. The down markets in 2000 must be viewed as part of the tremendous market growth and economic expansion that preceded throughout the 1990's. The annualized returns of major market indexes, including 2000 results, illustrate this point.

                                  Trailing Periods
   Index                 3 Year        5 Year        10 Year
------------------------------------------------------------

   Dow Jones Industrial  12.66%        18.11%        17.83%
   S&P 500               12.26%        18.33%        17.46%
   NASDAQ                16.30%        18.62%        20.79%

      Despite last year, investors have experienced significant cumulative gains from market participation. Once again, diversification proved to be the best strategy as euphoria over one class of stocks, technology, highlighted the risk of investing narrowly.

      Within Jefferson Pilot Variable Fund, our investment options generally tracked index and peer group performance, with some outperforming and others underperforming the relative benchmarks. While we believe the quality of the investment choices offered through our Fund has created significant value for our policyholders, we are reviewing investment options and considering possible additions to broaden our portfolio.

      Undeterred by the turbulence in the market, the sale of Jefferson Pilot's variable life and variable annuity products remained strong last year. Net new contributions to the Fund exceeded $323 million, bringing total net assets at year-end to over $1.2 billion.


                                                                               1
--------------------------------------------------------------------------------

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                               FROM THE PRESIDENT
--------------------------------------------------------------------------------

      We thank you for your confidence in Jefferson Pilot Financial by selecting one of our variable life insurance or variable annuity policies to meet your financial planning needs.

Sincerely,


/s/  Ronald R. Angarella

Ronald R. Angarella
President, Jefferson Pilot Variable Fund, Inc.

The Jefferson Pilot Variable Fund investment options offered to policyholders will vary based on the variable insurance or variable annuity contract purchased. Please consult your product prospectus for a full listing of available investment options.


2
--------------------------------------------------------------------------------

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                                      INDEX
--------------------------------------------------------------------------------

                                                                          Page

Portfolio Profiles

       International Equity Portfolio                                       5

       World Growth Stock Portfolio                                        11

       Global Hard Assets Portfolio                                        19

       Emerging Growth Portfolio                                           27

       Capital Growth Portfolio                                            35

       Small Company Portfolio                                             43

       Growth Portfolio                                                    53

       S&P 500 Index Portfolio                                             59

       Value Portfolio                                                     73

       Balanced Portfolio                                                  79

       High Yield Bond Portfolio                                           87

       Money Market Portfolio                                              99

 Financial Statements                                                     104

 Notes to Financial Statements                                            112


                                                                               3
--------------------------------------------------------------------------------

                      [This page intentionally left blank]

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                         INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

"The conditions are at last beginning to emerge for a strong equity performance in 2001."

                                            --Ronald Armist, Portfolio Manager--

--------------------------------------------------------------------------------

                                 INCEPTION DATE
                                 January 1, 1998

               ---------------------------------------------------

                                  FUND MANAGER
                      Lombard Odier International Portfolio
                               Management Limited

               ---------------------------------------------------

                        INVESTMENT OBJECTIVE AND STRATEGY
                  To realize long-term capital appreciation by
               investing substantially all of its total assets in
                         equity securities of companies
                  from countries outside of the United States.

               ---------------------------------------------------

                            NET ASSETS AS OF 12/31/00
                                   $39,888,260

               ---------------------------------------------------

                               NUMBER OF HOLDINGS
                                       32

               ---------------------------------------------------

                               PORTFOLIO TURNOVER
                                     142.62%

--------------------------------------------------------------------------------

                    ----------------------------------------
                                 IN THIS SECTION
                    ----------------------------------------

                                 Portfolio Facts

                                    Portfolio
                                   Composition

                              Financial Highlights

                                   Schedule of
                              Portfolio Investments

                    ----------------------------------------
                                  RONALD ARMIST
                                Managing Director
                            Chief Investment Officer,
                                    Equities

                     o Joined Lombard in 1983

                     o 20 years of investment experience

                     o B.B.S. from University of Cape Town

                     o Chartered Accountant
                    ----------------------------------------


                                                                               5
--------------------------------------------------------------------------------

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                         INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

[SIDEBAR]

            [PIE CHART]

      Common Stock - 70.21%
     Preferred Stock - 6.67%
           Cash - 23.12%

------------------------------------
                          PERCENT OF
TOP TEN EQUITIES         PORTFOLIO++
------------------------------------

HSBC Holdings, PLC          4.22%
GlaxoSmithKline, PLC        4.18%
Nokia Oyj                   3.99%
Vodafone Group, PLC         3.62%
LUKoil Holding, SA          3.54%
Hutchison Whampoa, Ltd.     3.50%
Deutsche Bank, AG           3.26%
ARM Holdings, PLC           3.17%
Bombardier, Inc., Class B   3.07%
Marui Co., Ltd.             2.87%

------------------------------------
                          PERCENT OF
TOP TEN COUNTRIES        PORTFOLIO++
------------------------------------

United Kingdom             21.78%
Japan                      14.70%
Canada                     11.05%
Germany                     9.46%
Russia                      5.41%
Finland                     3.99%
Hong Kong                   3.52%
Sweden                      3.39%
France                      2.66%
Spain                       2.40%

    ++Represents market value of
       investments plus cash.

Foreign securities are subject to higher risks than domestic issues including currency fluctuations, political instability and differences in accounting methods.

[ENDSIDEBAR]

      The investment world turned full circle in 2000. The final quarter of 1999 was characterised by irrational investor optimism, despite an increasingly hostile interest rate regime and the prospect of slower global growth. This was no more evident than in the dramatic performance of the telecommunications and technology sectors as the abundance of Y2K related liquidity chased a home in the allegedly high growth stocks of the "new economy". The final quarter of 2000, in contrast, was characterised by irrational investor pessimism, despite the transition to a more benign interest rate environment now being signaled by Federal Reserve Chairman, Alan Greenspan. Again, this was no more clearly apparent than in the dismal performance of telecommunications and technology stocks. Both the NASDAQ and the German Neuer Market indices lost around 40% of their value over the year. Elsewhere, the UK's FTSE All Share Index closed the year in negative territory for the first time since 1994, whilst Japan finished its "lost decade" with a 25% drop on TOPIX as recovery prospects nose-dived once again. Of all the major markets, only Canada managed a positive return in 2000.

      The trend of increasing dispersions of sector level returns that became a key feature of global markets in 1999 was again observed in 2000. However, with the exception of the first quarter, sector preferences underwent a sharp reversal as value sectors outperformed growth sectors. In fact, the MSCI EAFE Value Index outperformed the MSCI EAFE Growth Index by the widest margin ever since the inauguration of the two indices in 1975.

      The Fed's surprise 50bp interest rate cut at the beginning of January -- following hard on the heels of recession level NAPM data and collapsing US earnings expectations -- clearly signals a determination to head off an emerging hard landing consensus. US interest rates may even be cut again at the next FOMC meeting in late Januaryto confirm the Fed's willingness to pursue aggressive measures to avoid recession. The rate cut


6
--------------------------------------------------------------------------------

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                         INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

signals a major improvement in the backdrop for global equity performance.

      Market sentiment will therefore continue to gyrate between the positive effects of this more benign interest rate environment and the negative impact on corporate earnings arising from slower global growth. Earnings expectations in aggregate are probably still too optimistic, but the scale back process is well advanced. The conditions are at last beginning to emerge for a strong equity performance in 2001.

      Oil prices have corrected sharply. Despite rising as much 84% from trough to peak last year, Brent Crude actually fell 9% over the year as a whole. The next OPEC meeting (January 17th) will produce calls for renewed production cuts, but oil price effects are unlikely to pose any significant inflationary threat in 2001.

      European economic growth finally overtook US growth in the third quarter of 2000. This change of leadership will be sustained throughout 2001. The much-beleaguered Euro has consequently rallied to a six month high against the US dollar as improving growth differentials have reduced capital flows into the United States. The Euro may test parity with the US dollar this year and is likely to prove one of the stronger global currencies as the US continues to slow and Japan peers once more into the abyss.

      In terms of recommended portfolio strategy, we remain overweight Europe in view of the favourable growth momentum relative both to the United States and Japan. Interest rate cuts will lend additional support to our strategic overweight in European financials -- particularly those "asset gatherers" which are set to benefit from the emergence of a more equity-based investment culture as private pension provision increases. The negatives associated with the telecommunications sector -- particularly the financing of third generation infrastructure -- are now reasonably fully discounted and we remain overweight. Technology generally within Europe has moved to a more realistic valuation plane -- especially in software services -- and we again remain strategically overweight. Any premature outperformance associated with first quarter rate cuts would nevertheless provide an opportunity to reduce positions in semiconductor related issues. We remain underweight cyclicals.

      Our overweight position in Europe is balanced by a continuing underweight in Japan. Japan is once again flirting with recession as the slowing global economy


                                                                               7
--------------------------------------------------------------------------------

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                         INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

[SIDEBAR]

--------------------------------------------------------------------------------
             International Equity Portfolio and the MSCI EAFE Index
              Comparison of Change in Value of $10,000 Investment.
--------------------------------------------------------------------------------

           [LINE GRAPH]

           INTERNATIONAL
              EQUITY            MSCI
            PORTFOLIO           EAFE

1/98           10000            10000
               11535            11430
6/98           11604            11510
               10103             9835
12/98          11603            11823
               12704            11945
6/99           13091            12206
               13560            12698
12/99          16124            14810
               16383            14752
6/00           15112            14125
               13839            12946
12/00          12304            12558

---------------------------------------
     AVERAGE ANNUAL TOTAL RETURNS
---------------------------------------

                                  MSCI
               INTERNATIONAL      EAFE
                  EQUITY         INDEX
1 YEAR           -23.69%        -15.21%
INCEPTION          7.17%          7.90%

Commencement of operations January 1, 1998. Past performance is not predictive of future performance.

This graph compares an initial $10,000 investment made in the International Equity Portfolio (the "Portfolio") at its inception with a similar investment in the MSCI EAFE Index. For the purposes of this graph and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions. Total return figures for periods of less than one year have not been annualized.

The MSCI EAFE Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates. Total returns do not reflect any separate account expenses imposed on the policies which may include a premium tax charge, account fees, cost of insurance, mortality expenses and surrender charges, as applicable.

[ENDSIDEBAR]


is reducing export support and the capital expenditure cycle is fast running out of steam. The domestic consumer remains dormant. The unwinding of cross holdings is set to pick up again in Q1 2001, structural reform is glacial at best and the current political deadlock is delaying any meaningful policy response. The domestic economy remains tied to the industrial production cycle, with the result that corporate earnings will come under renewed pressure this year. Portfolio exposure remains concentrated in areas of long term structural growth such as financial services, computer software and systems support and global brand leaders in consumer electronics and electronic components. However, the Japanese market has already dropped 26% from its early-2000 high and one of the key investment decisions for 2001 will be the timing of any move back to a neutral or even overweight position once the full extent of the slowdown is discounted.

We are looking to move overweight in Asia, as the prospect of an increasingly benign global interest rate environment will provide a more supportive background for Asian equities outside Japan, despite the obvious negatives of lower global growth and demand. Superior corporate governance and a more diverse corporate base will favour Asian equities over the emerging markets of Latin America or Eastern Europe, despite comparable interest rate sensitivity. We therefore maintain only a selective exposure to the emerging market asset class.


8
--------------------------------------------------------------------------------

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                         INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

                       FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR

FINANCIAL HIGHLIGHTS

                                                  Year Ended     Year Ended     Year Ended
                                                   December       December       December
                                                   31, 2000       31, 1999       31, 1998
 Net asset value, beginning of year               $     16.07    $     12.12    $     10.00

 Income From Investment Operations
  Net investment income (loss)                           0.02          (0.01)
  Net gains and losses on securities
   (both realized and unrealized)                       (3.55)          3.96           2.16
                                                  -----------    -----------    -----------
  Total from investment operations                      (3.53)          3.95           2.16

 Less Distributions to Shareholders
  Dividends from net investment income
  Dividends in excess of net
   investment income
  Distributions from capital gains                                                    (0.04)
  Distributions in excess of capital gains              (1.12)
  Returns of capital
                                                  -----------    -----------    -----------

  Total distributions                                   (1.12)          0.00          (0.04)

 Net asset value, end of year                     $     11.42    $     16.07    $     12.12
                                                  ===========    ===========    ===========
 Total Return (A)                                      (23.69%)        32.54%         21.66%

 Ratios to Average Net Assets:
  Expenses                                               1.15%          1.25%          1.55%
  Net investment income                                 (0.08%)        (0.05%)         0.04%

 Portfolio Turnover Rate                               142.62%         71.98%         77.23%

 Net Assets, At End of Year                        $39,888,260    $35,640,381    $16,576,281

(A) Total return assumes reinvestment of all dividends during the year and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.


                                                                               9
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

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                         INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

            SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 2000


  COMMON STOCK--84.37%

Company                                             Shares        Market Value
------------------------------------------------------------------------------

Banking-3.92%
Deutsche Bank, AG                                     18,750      $  1,563,233
                                                                  ------------

Building Construction-3.19%
Bouygues, SA                                          28,100         1,272,956
                                                                  ------------
Computer Software - Mini & Micro-0.73%
Trend Micro, Inc.+                                     4,000           289,667
                                                                  ------------
Diversified Operations-4.20%
Hutchison Whampoa, Ltd.                              134,413         1,675,876
                                                                  ------------
Electronic Components-1.66%
Epcos, AG+                                             7,570           660,980
                                                                  ------------
Electronics - Semiconductors-6.14%
ARM Holdings, PLC+                                   200,950         1,518,983
Rohm Co., Ltd.                                         4,900           931,086
                                                                  ------------
                                                                     2,450,069
                                                                  ------------
Financial Services-11.33%
HSBC Holdings, PLC                                        97           530,941
Nomura Securities Co., Ltd., The                      63,000         1,133,669
Promise Co., Ltd.                                     11,700           829,860
                                                                  ------------
                                                                     4,517,443
                                                                  ------------
Holding Companies-3.00%
Pearson, PLC                                          50,436         1,197,987
                                                                   ------------
Insurance-3.45%
CGU, PLC                                              39,160           632,972
Skandia Forsakrings, AB                               45,701           743,480
                                                                  ------------
                                                                     1,376,452
                                                                  ------------
Investment Companies-3.02%
3i Group, PLC                                         65,130         1,204,526
                                                                  ------------
Manufacturing-3.68%
Bombardier, Inc., Class B                             95,362         1,469,794
                                                                  ------------
Mining & Metals - Precious-2.24%
Norilsk Nickel+                                      122,500           894,250
                                                                  ------------
Oil & Gas - Integrated-4.25%
LUKoil Holding, SA                                    45,853         1,696,561
                                                                  ------------
Pharmaceutical-8.14%
GlaxoSmithKline, PLC+                                 70,979         2,004,047
Takeda Chemical Industries, Ltd.                      21,000         1,243,082
                                                                  ------------
                                                                     3,247,129
                                                                  ------------
Retail Stores-3.45%
Marui Co., Ltd.                                       91,000         1,374,562
                                                                  ------------
Telecommunications - Equipment
  & Services-10.08%
Nokia Oyj                                             42,840         1,910,525
Nortel Networks Corp.                                 41,712         1,339,949
Telefonaktiebolaget LM Ericsson, AB,
  Class B                                             67,420           768,126
                                                                  ------------
                                                                     4,018,600
                                                                  ------------
Telecommunications - Integrated-2.88%
Telefonica, SA+                                       43,080           711,866
Telefonica, SA, ADR+                                   8,735           436,750
                                                                  ------------
                                                                     1,148,616
                                                                  ------------
Telecommunications - Wireless-7.43%
NTT Mobile Communication
  Network, Inc.                                           71         1,224,781
Vodafone Group, PLC                                  473,724         1,737,364
                                                                  ------------
                                                                     2,962,145
                                                                  ------------
Telecommunications - Wireline-1.58%
Telenor, A/S+                                        145,132           631,975
                                                                  ------------
  TOTAL COMMON STOCK
  (Cost $36,074,026)                                                33,652,821
                                                                  ------------
 PREFERRED STOCK--8.02%

Computer Software - Mini & Micro-2.63%
SAP, AG                                                7,401         1,047,855
                                                                  ------------
Electronics-2.22%
Samsung Electronics, GDR#                             31,680           887,040
                                                                  ------------
Investment Companies-3.17%
MLP, AG                                               11,550         1,263,332
                                                                  ------------
  TOTAL PREFERRED STOCK
  (Cost $3,906,411)                                                  3,198,227
                                                                  ------------
  TOTAL INVESTMENTS
  (Cost $39,980,437)                                   92.39%       36,851,048
Other assets, less liabilities                          7.61         3,037,212
                                                      ------      ------------

  TOTAL NET ASSETS                                    100.00%     $ 39,888,260
                                                      ======      ============

+ Non-income producing security.

# Security exempt from registration under Rule 144A of the Securities Act of 1933. The security is restricted from sale to the public and may only be sold to a qualified institutional buyer. At December 31, 2000, the market value of the 144A securities was $887,040 or 2.22% of net assets.

--------------------------------------------------------------------------------
                            See notes to financial statements.


10
--------------------------------------------------------------------------------

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                          WORLD GROWTH STOCK PORTFOLIO
--------------------------------------------------------------------------------

"In spite of a slowing economic outlook, we are optimistic about our investment prospects in Europe, where improvements in technology, and in product and capital markets, continue to take place."

                                           --Cindy Sweeting, Portfolio Manager--

--------------------------------------------------------------------------------

                                 INCEPTION DATE
                                 August 1, 1985

               ---------------------------------------------------

                                  FUND MANAGER
                       Templeton Investment Counsel, Inc.

               ---------------------------------------------------

                        INVESTMENT OBJECTIVE AND STRATEGY
                   To achieve long-term capital growth through
                       a policy of investing primarily in
                    stocks of domestic or foreign companies.

               ---------------------------------------------------

                            NET ASSETS AS OF 12/31/00
                                  $132,977,195

               ---------------------------------------------------

                               NUMBER OF HOLDINGS
                                       116

               ---------------------------------------------------

                               PORTFOLIO TURNOVER
                                     51.56%


--------------------------------------------------------------------------------

                    ----------------------------------------
                                 IN THIS SECTION
                    ----------------------------------------

                                 Portfolio Facts

                                    Portfolio
                                   Composition

                              Financial Highlights

                                   Schedule of
                              Portfolio Investments

                    ----------------------------------------

                    ----------------------------------------
                               CINDY SWEETING, CFA

                     o     Joined Templeton organization in 1977

                     o     Previously vice president of
                           investments with McDermott
                           International Co., Inc.

                     o     Serves on Board of Directors of the
                           International Society of Financial
                           Analysts

                     o     B.A. from Georgetown University

                     o     Chartered Financial Analyst

                    ----------------------------------------


                                                                              11
--------------------------------------------------------------------------------

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                          WORLD GROWTH STOCK PORTFOLIO
--------------------------------------------------------------------------------

[SIDEBAR]

            [PIE CHART]

       Common Stock - 93.49%
           Cash - 5.04%
      Preferred Stock - 1.47%

------------------------------------
                          PERCENT OF
TOP TEN EQUITIES         PORTFOLIO++
------------------------------------

ING Groep, N.V.             2.57%
Wolters Kluwer, N.V., CVA   2.52%
E.On, AG                    2.46%
SBC Communications, Inc.    2.07%
Aventis, SA                 1.97%
BAE Systems, PLC            1.97%
Burlington Resources, Inc.  1.82%
Akzo Nobel, N.V.            1.75%
Hutchison Whampoa, Ltd.     1.74%
Total Fina Elf, SA          1.57%

------------------------------------
                          PERCENT OF
TOP TEN COUNTRIES        PORTFOLIO++
------------------------------------

United States              26.48%
United Kingdom             16.80%
Netherlands                 7.90%
France                      7.27%
Germany                     6.96%
Japan                       6.93%
Hong Kong                   3.89%
Australia                   2.69%
Spain                       2.50%
Switzerland                 2.38%

   ++Represents market value of
       investments plus cash.


Foreign securities are subject to higher risks than domestic issues including currency fluctuations, political instability and differences in accounting methods.

[ENDSIDEBAR]

      The year 2000 posed significant hurdles for most equity investors around the world, as returns across all geographic regions were uniformly negative. Macroeconomics played a part, including a strong U.S. dollar, higher energy costs, the unraveling of the technology and telecommunications spending cycle and slower economic prospects, which were all detrimental to stock valuations. However, we believe that last year's difficulties had more to do with the unrealistic expectations and unsustainable valuation levels that had been built into the world's stock markets.

      While equity markets rebounded somewhat in the final month of the year, the major global indices declined overall during the fourth quarter. Despite this challenging investment environment, the JPVF World Growth Stock Portfolio rose 1.3% for the quarter versus the MSCI World Index return of -6.4%, and finished the year with a decline of 1.5% vs. the World Index's fall of 14.1%. The Portfolio benefited from an overweight in Europe with strong stock selection in the Netherlands (Wolters Kluwer, Akzo Nobel and ING Groep), Germany (E.ON) and the United Kingdom (Unilever). Our pharmaceutical, insurance and utilities holdings performed particularly well. Although the Portfolio was underweight in the Asian markets, which performed even more poorly than the overall index, our holdings in Japan and Korea did detract from the period's performance.

      Perhaps demonstrating how intertwined the global capital markets


12
--------------------------------------------------------------------------------

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                          WORLD GROWTH STOCK PORTFOLIO
--------------------------------------------------------------------------------

have become, the bursting technology, telecom and Internet bubble in the U.S. sent shocks throughout the world's equity markets. Its effect was felt in many industries, but it was particularly severe among technology and telecommunications companies across the rest of the world. A refocusing of investors' attention on fundamental valuation criteria, as opposed to paying almost any price for potential (and often uncertain) growth, helped the relative returns of your Portfolio. Throughout the "euphoric" period where many investors lost touch with realistic valuation parameters, we maintained our disciplines which paid off over this past year. Underweighting Japanese equities due to our inability to identify significant value opportunities, and not holding some large European telecom stocks our analysts deemed to be overpriced such as Deutsche Telekom, France Telecom, and Vodafone Group, whose prices collapsed during the year, contributed to our performance. As you know, our portfolio process is based on bottom-up research and company analysis -- where deciding what not to hold is just as important as deciding where to invest your funds.

      Japan has been suffering from renewed doubts over its banking system and from lackluster economic growth, which so far has failed to convince foreign investors of the possibility for a meaningful turnaround in the Japanese economy. The Portfolio also benefited from a reduction in our technology and telecommunications exposure at the beginning of the year, particularly among some of our European holdings, which we had acquired years ago and which had appreciated significantly. In addition, the rotation of investors' capital from the speculative technology and telecommunications sectors toward more defensive sectors like heath care and utilities helped our relative returns. We had a strong presence in defensive sectors because we had previously identified good value there, and therefore benefited from that sector rotation.


                                                                              13
--------------------------------------------------------------------------------

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                          WORLD GROWTH STOCK PORTFOLIO
--------------------------------------------------------------------------------

[SIDEBAR]

--------------------------------------------------------------------------------
              World Growth Stock Portfolio and the MSCI World Index
              Comparison of Change in Value of $10,000 Investment.
--------------------------------------------------------------------------------

           [LINE GRAPH]

       WORLD GROWTH     MSCI
          STOCK         WORLD
        PORTFOLIO       INDEX

8/85     10000          10000
          9112          10137
         10526          11822
         12932          14371
         12715          15328
         12765          16146
12/86    13449          16882
         14918          20707
         14999          21951
         16167          23311
         12408          19712
         13855          22022
         14352          21836
         14141          21928
12/88    14034          24433
         15373          25008
         15862          24689
         18247          27584
         18041          28634
         17244          24562
         18671          26580
         15554          21760
12/90    16176          23904
         17797          26288
         17325          25434
         18848          27260
         19812          28439
         19777          26152
         20910          26660
         20281          27143
12/92    21015          27114
         22440          29479
         23314          31306
         25138          32814
         28104          33384
         27156          33628
         26728          34678
         28551          35464
12/94    27248          35248
         27603          36944
         29865          38568
         31357          40772
         31703          42762
         33105          44543
         34373          45880
         34737          46568
12/96    37795          48757
         38862          48935
         43136          56368
         47062          58029
         43588          56656
         48979          64769
         47104          66084
         39514          58160
12/98    44831          70223
         44840          72518
         50285          75767
         49060          74433
         54181          86767
         56309          87442
         56459          84131
         54294          79705
12/00    55013          74576

-----------------------------------
   AVERAGE ANNUAL TOTAL RETURNS
-----------------------------------

                   WORLD       MSCI
                  GROWTH      WORLD
                   STOCK      INDEX
1 YEAR             1.54%     -14.05%
5 YEAR            11.65%      10.70%
10 YEAR           13.02%      10.22%
INCEPTION         11.69%      13.92%

Commencement of operations August 1, 1985. Past performance is not predictive of future performance.

This graph compares an initial $10,000 investment made in the World Growth Stock Portfolio (the "Portfolio") at its inception with a similar investment in the MSCI World Index. For the purposes of this graph and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions. Total return figures for periods of less than one year have not been annualized.

The MSCI World Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates. Total returns do not reflect any separate account expenses imposed on the policies which may include a premium tax charge, account fees, cost of insurance, mortality expenses and surrender charges, as applicable.

[ENDSIDEBAR]

      Looking forward, the technology sector as a whole has probably fully factored in a normal economic slowdown. There is, however, the risk that we may see something worse, like a global recession; in that case, we think valuations could go lower. In general, we expect that the Intel's, Compaq's and Apple's of the world will work through their excess inventories over the next few months and that this should allow some time for the current gloom to go away. We believe that over the long term the technology sector will offer excellent investment opportunities. We will continue to monitor industry developments very closely and will add securities where we think valuations and company-specific fundamentals are attractive.

      In spite of a slowing economic outlook, we are optimistic about our investment prospects in Europe, where improvements in technology, and in product and capital markets, continue to take place. We tend to be a little more cautious in Japan, where we feel widespread corporate restructuring must become evident before we commit substantial amounts of our clients' assets in this area of the world. However, because we constantly review industry groups on a global basis, we are prepared to take advantage of good opportunities regardless of their particular location on the map.


14
--------------------------------------------------------------------------------

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                          WORLD GROWTH STOCK PORTFOLIO
--------------------------------------------------------------------------------

                   FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR

 Financial Highlights

                                                 Year Ended        Year Ended        Year Ended        Year Ended        Year Ended
                                                  December          December          December          December          December
                                                  31, 2000          31, 1999          31, 1998          31, 1997          31, 1996

Net asset value, beginning of year          $       26.08     $       21.90     $       23.28     $       23.31     $      21.20
Income From Investment Operations
 Net investment income                               0.33              0.41              0.56              0.53             0.49
 Net gains and losses on securities
  (both realized and unrealized)                     0.09              4.10              0.12              2.97             3.56
                                            -------------     -------------     -------------     -------------     ------------
 Total from investment operations                    0.42              4.51              0.68              3.50             4.05
Less Distributions to Shareholders
 Dividends from net investment income               (0.33)            (0.07)            (0.47)            (0.53)           (0.48)
 Dividends in excess of net
  investment income                                 (0.03)                                                (0.03)
 Distributions from capital gains                   (0.39)            (0.26)            (1.59)            (2.76)           (1.46)
 Distributions in excess of capital gains                                                                 (0.21)
 Returns of capital
                                            -------------     -------------     -------------     -------------     ------------

 Total distributions                                (0.75)            (0.33)            (2.06)            (3.53)           (1.94)
Net asset value, end of year                $       25.75     $       26.08     $       21.90     $       23.28     $      23.31
                                            =============     =============     =============     =============     ============

Total Return (A)                                     1.54%            20.86%             2.85%            15.33%           19.22%
Ratios to Average Net Assets:
 Expenses                                            0.85%             0.88%             0.92%             0.91%            0.88%
 Net investment income                               1.42%             1.73%             2.44%             2.33%            2.20%
Portfolio Turnover Rate                             51.56%            24.80%            33.95%            30.22%           27.50%
Net Assets, At End of Year                  $  132,977,195    $  133,027,008    $  110,897,303    $  105,567,503    $  91,995,634

(A) Total return assumes reinvestment of all dividends during the year and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.


                                                                              15
--------------------------------------------------------------------------------

JEFFERSON PILOT VARIABLE FUND, INC.

--------------------------------------------------------------------------------
                          WORLD GROWTH STOCK PORTFOLIO
--------------------------------------------------------------------------------

            SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 2000

  COMMON STOCK--93.20%

Company                                                 Shares      Market Value
--------------------------------------------------------------------------------
Advertising-1.13%
True North Communications, Inc.                          35,300       $1,500,250
                                                                      ----------
Aerospace & Defense-2.56%
BAE Systems, PLC                                        457,500        2,610,771
Rolls-Royce, PLC                                        269,698          798,740
                                                                      ----------

                                                                       3,409,511
                                                                      ----------

Airlines-1.54%
British Airways, PLC                                    143,900          839,452
Singapore Airlines, Ltd.                                 57,700          572,341
Swire Pacific, Ltd.                                     732,000          638,162
                                                                      ----------
                                                                       2,049,955
                                                                      ----------

Automotive Manufacturing-1.46%
Volkswagen, AG                                           24,000        1,270,867
Volvo, AB                                                40,000          663,452
                                                                      ----------
                                                                       1,934,319
                                                                      ----------

Automotive Parts & Equipment-0.26%
Autoliv, Inc.                                            22,200          348,217
                                                                      ----------

Banking-5.33%
Banca Nazionale del Lavoro                              376,000        1,154,370
Bank Austria, AG                                         30,800        1,694,564
Bank of America Corp.                                    23,300        1,068,888
DBS Group Holdings, Ltd.                                 67,337          761,133
Nordea, AB                                              162,600        1,232,145
Westpac Banking Corporation, Ltd.                       161,100        1,181,060
                                                                      ----------
                                                                       7,092,160
                                                                      ----------

Building Construction-0.60%
Komatsu, Ltd.                                           180,000          795,972
                                                                      ----------

Building Services-0.20%
Hanson, PLC                                              39,500          270,847
                                                                      ----------

Chemicals-4.80%
Akzo Nobel, N.V                                          43,300        2,325,378
Aventis, SA (France)                                     10,200          895,409
Aventis, SA (Germany)                                    19,654        1,716,104
BASF, AG                                                 31,000        1,410,149
Syngenta AG +                                               718           38,504
                                                                      ----------
                                                                       6,385,544
                                                                      ----------
Commercial Services-2.47%
Dun & Bradstreet Corp.                                       23,550      609,356
Gartner Group, Inc., Class B +                              110,000      697,400
Invensys, PLC                                               326,600      763,563
Moody's Corp.                                                47,100    1,209,881
                                                                      ----------
                                                                       3,280,200
                                                                      ----------

Computer Equipment & Services-2.99%
Compaq Computer Corp.                                       102,800    1,547,140
Hewlett-Packard Co.                                          16,800      530,250
Lexmark International, Inc. +                                29,700    1,316,081
Palm, Inc. +                                                 20,353      576,244
                                                                      ----------
                                                                       3,969,715
                                                                      ----------

Computer Information & Technology-0.54%
Fujitsu, Ltd.                                                49,000      722,557
                                                                      ----------

Computer Network-0.17%
3Com Corp. +                                                 26,600      226,100
                                                                      ----------

Delivery & Freight Services-0.19%
Deutsche Post, AG +                                          12,000      258,117
                                                                      ----------

Diversified Operations-2.78%
Hutchison Whampoa, Ltd.                                     184,800    2,304,106
Internatio-Muller, N.V                                       60,800    1,398,554
                                                                      ----------
                                                                       3,702,660
                                                                      ----------

Electronics-0.70%
Sony Corp.                                                   13,400      926,970
                                                                      ----------

Environmental Controls-1.40%
Waste Management, Inc.                                       67,000    1,859,250
                                                                      ----------

Financial Services-4.20%
Australia & New Zealand Banking
  Group, Ltd.                                                52,273      417,673
ICICI, Ltd., ADR                                             43,900      460,950
ING Groep, N.V                                               42,700    3,410,868
Nomura Securities Co., Ltd., The                             72,000    1,295,622
                                                                      ----------
                                                                       5,585,113
                                                                      ----------

Food Products-0.40%
Northern Foods, PLC                                         255,954      527,661
                                                                      ----------

                       See notes to financial statements.


16
--------------------------------------------------------------------------------

JEFFERSON PILOT VARIABLE FUND, INC.

--------------------------------------------------------------------------------
                          WORLD GROWTH STOCK PORTFOLIO
--------------------------------------------------------------------------------

      SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 2000--CONTINUED

  COMMON STOCK--CONTINUED

Company                                                 Shares      Market Value
--------------------------------------------------------------------------------
Forest Products & Paper-1.73%
International Paper Co.                                  29,100       $1,187,644
Stora Enso Oyj, Class R                                  93,800        1,109,642
                                                                      ----------
                                                                       2,297,286
                                                                      ----------

Home Furnishings-1.27%
Newell Rubbermaid, Inc.                                  51,600        1,173,900
Toto, Ltd.                                               72,000          513,835
                                                                      ----------
                                                                       1,687,735
                                                                      ----------

Household Products-2.96%
Clorox Co., The                                          37,100        1,317,050
Proctor & Gamble Co., The                                18,700        1,466,781
Unilever, PLC                                           134,800        1,153,875
                                                                      ----------
                                                                       3,937,706
                                                                      ----------

Import & Export-0.36%
Li & Fung, Ltd.                                         262,000          476,980
                                                                      ----------

Insurance-6.70%
Ace, Ltd.                                                32,000        1,358,000
Aon Corp.                                                36,300        1,243,275
AXA                                                      12,800        1,850,718
Swiss Re                                                    470        1,126,782
XL Capital, Ltd.                                         15,300        1,336,838
Zurich Financial Services, AG                             3,300        1,989,571
                                                                      ----------
                                                                       8,905,184
                                                                      ----------

Machinery-0.45%
Makita Corp.                                             86,000          602,452
                                                                      ----------

Manufacturing-0.80%
Metso Oyj                                                56,400          630,138
Varitronix International, Ltd.                          483,500          440,115
                                                                      ----------
                                                                       1,070,253
                                                                      ----------

Medical Products-0.69%
Nycomed Amersham, PLC                                   112,875          921,585
                                                                      ----------

Mining & Metals - Ferrous
  & Nonferrous-1.68%
BHP, Ltd.                                               105,200        1,108,058
Industrias Penoles, SA                                   77,300           52,292
Pechiney, SA                                             23,485        1,073,594
                                                                      ----------
                                                                       2,233,944
                                                                      ----------
 Oil & Gas - Distribution & Marketing-1.82%
Burlington Resources, Inc.                                 47,800     $2,413,900
                                                                      ----------

Oil & Gas - Integrated-5.60%
Occidental Petroleum Corp.                                 77,500      1,879,375
Repsol, SA                                                111,000      1,773,749
Shell Transport & Trading Co.                             208,600      1,710,807
Total Fina Elf, SA                                         14,000      2,082,058
                                                                      ----------
                                                                       7,445,989
                                                                      ----------

Oil & Gas Producers-0.20%
Canadian Natural Resources, Ltd.+                           9,676        267,333
                                                                      ----------

Pharmaceutical-6.31%
Abbott Laboratories                                        39,600      1,918,125
AstraZeneca Group, PLC                                     28,924      1,440,759
Celltech Group, PLC+                                       12,296        217,302
Elan Corp., PLC, ADR+                                      19,200        898,800
Merck KGaA                                                 34,965      1,542,911
Mylan Laboratories, Inc.                                   55,400      1,395,388
Ono Pharmaceutical Co., Ltd.                               25,000        978,546
                                                                      ----------
                                                                       8,391,831
                                                                      ----------

Publishing & Printing-2.51%
Wolters Kluwer, N.V., CVA                                 122,600      3,342,696
                                                                      ----------

Railroad-0.75%
East Japan Railway Co.                                        170        997,373
                                                                      ----------

Real Estate-1.51%
Nationwide Health Properties, Inc.                         42,600        548,475
Unibail (Union du Credit-Bail Immobilier)                   9,200      1,465,815
                                                                      ----------
                                                                       2,014,290
                                                                      ----------

Retail Stores-5.86%
Adidas-Salomon, AG                                         12,200        755,985
Albertson's, Inc.                                          49,900      1,322,350
Federated Department Stores, Inc.+                         29,700      1,039,500
Hudson's Bay Co.                                           46,700        457,051
J.C. Penney Co., Inc.                                     113,900      1,238,663
Marks & Spencer, PLC                                      194,500        540,439
Safeway, PLC                                              240,700      1,075,131
Tesco, PLC                                                334,339      1,362,279
                                                                      ----------
                                                                       7,791,398
                                                                      ----------

                       See notes to financial statements.


                                                                              17
--------------------------------------------------------------------------------

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                          WORLD GROWTH STOCK PORTFOLIO
--------------------------------------------------------------------------------

      SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 2000--CONTINUED

  COMMON STOCK--CONTINUED

Company                                                 Shares      Market Value
--------------------------------------------------------------------------------
 Security Systems-0.48%
Chubb, PLC+                                                 184,600   $  435,716
Kidde, PLC+                                                 184,600      198,554
                                                                      ----------
                                                                         634,270

Telecommunications - Equipment
  & Services-0.41%
Alcatel, SA, ADR                                              9,827      549,698
                                                                      ----------

Telecommunications - Integrated-6.40%
BCE, Inc.                                                    66,600    1,919,960
Nippon Telegraph & Telephone Corp.                              110      792,732
SBC Communications, Inc.                                     57,400    2,740,850
Telecom Corporation of New Zealand, Ltd.                    206,000      438,453
Telefonica, SA, ADR+                                         12,417      620,850
Telefonos de Mexico, SA, ADR, Class L                        32,300    1,457,538
WorldCom, Inc.+                                              38,400      537,600
                                                                      ----------
                                                                       8,507,983
                                                                      ----------

Textiles & Apparel-0.39%
Yue Yuen Industrial Holdings                                300,000      519,237
                                                                      ----------

Toys-0.79%
Mattel, Inc.                                                 72,300    1,044,012
                                                                      ----------

Transportation-0.99%
Airborne, Inc.                                               45,800      446,550
Seino Transportation Company, Ltd.                          205,000      863,441
                                                                      ----------
                                                                       1,309,991
                                                                      ----------

Utilities - Electric & Gas-7.14%
E.On, AG                                                     53,500    3,254,906
Hongkong Electric Holdings, Ltd.                            211,000      779,087
Iberdrola, SA                                                72,900      913,731
Innogy Holdings, PLC+                                       121,700      350,883
International Power, PLC                                    121,700      456,330
Korea Electric Power Corp.                                   20,500      382,450
National Grid Group, PLC                                    119,070    1,082,374
Potomac Electric Power Co.                                   42,362    1,046,765
PowerGen, PLC                                               130,100    1,228,312
                                                                      ----------
                                                                       9,494,838
                                                                      ----------
Water Treatment-1.68%
Kurita Water Industries, Ltd.                             52,137         682,529
Thames Water, PLC                                         85,843       1,558,100
                                                                    ------------
                                                                       2,240,629
                                                                    ------------

  TOTAL COMMON STOCK
  (Cost $109,804,128)                                                123,943,711
                                                                    ------------

 PREFERRED STOCK--1.47%
Broadcasting-0.55%
Prosieben Sat.1 Media Ag                                  24,600         727,537
                                                                    ------------

Multimedia-0.63%
News Corporation, Ltd., The                              117,267         834,038
                                                                    ------------

Telecommunications - Integrated-0.29%
Telecomunicacoes Brasileiras, SA, ADR                      5,310         386,966
                                                                    ------------

  TOTAL PREFERRED STOCK
   (Cost $1,129,246)                                                   1,948,541
                                                                    ------------

  TOTAL INVESTMENTS
  (Cost $110,933,374)                                      94.67%    125,892,252
Other assets, less liabilities                              5.33       7,084,943
                                                          -------   ------------

  TOTAL NET ASSETS                                        100.00%   $132,977,195
                                                          =======   ============

 +Non-income producing security.

                       See notes to financial statements.


18
--------------------------------------------------------------------------------

JEFFERSON PILOT VARIABLE FUND, INC.

--------------------------------------------------------------------------------
                          GLOBAL HARD ASSETS PORTFOLIO
--------------------------------------------------------------------------------

"Many hard asset sectors achieved positive performance in a year distinguished by market volatility and disappointing returns..."

                      --Derek S. van Eck and Kevin L. Reid, Portfolio Managers--

                                 INCEPTION DATE
                                 August 1, 1985

--------------------------------------------------------------------------------

                                  FUND MANAGER
                         Van Eck Associates Corporation

                  -----------------------------------------------

                        INVESTMENT OBJECTIVE AND STRATEGY
                    To realize long-term capital appreciation
                       by globally investing primarily in
                            "Hard Asset Securities."

                  -----------------------------------------------

                            NET ASSETS AS OF 12/31/00
                                   $5,074,940

                  -----------------------------------------------

                               NUMBER OF HOLDINGS
                                       66

                  -----------------------------------------------

                               PORTFOLIO TURNOVER
                                     112.52%
                  -----------------------------------------------

                    ----------------------------------------
                                 IN THIS SECTION
                    ----------------------------------------

                                 Portfolio Facts

                                    Portfolio
                                   Composition

                              Financial Highlights

                                   Schedule of
                              Portfolio Investments
                    ----------------------------------------

                  -----------------------------------------------

                             DEREK S. VAN ECK, CFA

                  o M.B.A. from J.L. Kellogg Graduate School of Management

                  o     B.A. from Williams College

                  o     Chartered Financial Analyst

                  -----------------------------------------------
                                 KEVIN L. REID

                  o     Joined Van Eck in 1995

                  o     MBA from Harvard Business School

                  o     B.A. from Colgate University

                  -----------------------------------------------


                                                                              19
--------------------------------------------------------------------------------

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                          GLOBAL HARD ASSETS PORTFOLIO
--------------------------------------------------------------------------------

[SIDEBAR]

            [PIE CHART]
       Common Stock - 96.60%
      Preferred Stock - 1.33%
           Cash - 1.98%
    Rights and Warrants - 0.09%

--------------------------------------------------
                                       PERCENT OF
TOP TEN EQUITIES                       PORTFOLIO++
--------------------------------------------------

Nabors Industries, Inc.                   3.70%
Devon Energy Corp.                        3.39%
Equity Office Properties
  Trust                                   3.36%
EOG Resources, Inc.                       2.99%
Stillwater Mining Co.                     2.84%
Apache Corp.                              2.80%
Sun Hung Kai
  Properties, Ltd.                        2.73%
WMC, Ltd.                                 2.58%
Boston Properties, Inc.                   2.55%
Noble Drilling Corp.                      2.54%

--------------------------------------------------
                                       PERCENT OF
TOP TEN INDUSTRIES                     PORTFOLIO++
--------------------------------------------------

Oil & Gas Producers                      29.41%
Real Estate                              19.69%
Oil & Gas - Integrated                   10.22%
Mining & Metals -
  Precious                                9.97%
Forest Products & Paper                   9.54%
Mining & Metals -
  Ferrous & Nonferrous                    8.87%
Oil & Gas Services &
  Equipment                               5.78%
Oil & Gas - Distribution
  & Marketing                             2.65%
Utilities - Electric & Gas                1.22%
Lodging                                   0.67%

   ++Represents market value of
      investments plus cash.

Foreign securities are subject to higher risks than domestic issues including currency fluctuations, political instability and differences in accounting methods.

[END SIDEBAR]

      We are pleased to report that the JPVF Global Hard Assets Portfolio gained 8.19% during 2000, substantially outperforming the general stock market as measured by the Standard & Poor's 500 Index, which fell 9.10%. Many hard asset sectors achieved positive performance in a year distinguished by market volatility and disappointing returns, thus underscoring its diversification benefits. Hard assets were boosted by continued (albeit slowing) global growth and positive supply-demand fundamentals. Among the hard asset sectors, energy led the way, as natural gas and oil prices skyrocketed and dominated the headlines for most of the year. Real estate also provided healthy returns as investors sought out more defensive positions in the face of an uncertain market environment. Heavy allocations to energy and real estate and a reduction in paper and metals proved beneficial to Portfolio performance during this time period.

Market Review

      Global growth in 2000 was the strongest it has been in 16 years, up nearly 5%. Global economic expansion is generally good for commodity demand. This proved to be the case this year with rising demand for most hard assets, resulting in increases in most commodity prices and, in turn, strength in hard asset equities as well.

      Energy was the best performing hard asset sector this year. The year proved to be the best environment for oil in decades as healthy demand, OPEC production cohesion, and low inventories combined to keep oil prices high. Several increases in OPEC production throughout the year failed to cause a rise in U.S. inventory levels (anecdotal evidence suggests that much of the additional oil ended up in Asia, as China is thought to have been building inventory) and crude oil peaked at $35 per barrel in September. Crude finally found its way into U.S. and global inventories and price weakened somewhat to finish the year at $26.70, a 32.3% gain for the year. Prices averaged $30.25 for the year, roughly 50% higher than the ten-year average of $20.25. Energy stocks were up 9.4% for the year.

      Natural gas prices continued to soar throughout the year, up nearly 100% in the first half of the year alone and tripling by the end of the year. The natural gas supply and demand equation turned dramatically positive this year as continued increases in demand from new clean-burning power plants has caught up to a supply that is constrained by depleting reserves. In addition, since October, prices have risen sharply since winter weather has been 10% colder than


20
--------------------------------------------------------------------------------

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                          GLOBAL HARD ASSETS PORTFOLIO
--------------------------------------------------------------------------------

normal and a drought in the Northwest has curtailed hydroelectric power generation, causing California to rely on natural gas for electricity.

      We increased the Portfolio's already heavy exposure to energy throughout the year (from about 35% of total net assets in January to nearly 50% by December). We maintained this high exposure to the sector throughout the year, which greatly benefited Portfolio performance. We continued to emphasize exploration and production and oil service companies, which have been primary beneficiaries of price increases.

  We also increased the Portfolio's position in the real estate sector throughout 2000 (from about 16% at the beginning of the year to 20% by year-end), as fundamentals in the sector remained very healthy. This contributed to Portfolio gains as the sector posted its best performance in several years, rising 26.8% for the year. These strong gains were due to strong earnings growth, cheap stock valuations, and the fact that volatility and declines in the broader markets pushed investors to seek out relative stability, making REITs and their 7.5% average dividend yield very attractive. In a year when most of corporate America fell short of expectations, REITS generally met, and for the most part, exceeded earnings expectations in 2000.

  Forest and paper product commodity prices generally rose during the year, although prices weakened in the second half as the U.S. economy slowed and the strong U.S. dollar made imports more competitive. Newsprint prices ended the year with the strongest performance of the group, up 18%, as industry consolidation and plant closures have created a tight market. Other paper and paperboard grades finished the year with gains ranging from 1% to 10%. At the other end of the spectrum, chronic overcapacity plagued the lumber market as prices sank to multi-year lows.

  While the commodities turned in a positive year, the forest and paper products stocks declined as investors focused on an economic slowdown and rejected cyclical stocks. The stocks made some gains in the fourth quarter when the dollar weakened (easing commodity price pressures from imports) and the market started anticipating a Federal Reserve rate cut that would help spur growth. Nonetheless, forest and paper product shares ended the year down 20%. We reduced the Portfolio's position in this sector gradually throughout the year from approximately 26% in January to the current 10% of total net assets, reallocating the Portfolio in favor of the more promising energy and real estate sectors.

  Industrial metals finished the year with declines of 3% to 5% for copper and aluminum and 15% to 30% for zinc, nickel and steel. Robust economic growth in the first half led to overproduction of semi-finished and finished products, causing substantial declines in raw metals inventories. Low inventories caused prices to strengthen in


                                                                              21
--------------------------------------------------------------------------------

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                          GLOBAL HARD ASSETS PORTFOLIO
--------------------------------------------------------------------------------

[BEGIN SIDEBAR]

--------------------------------------------------------------------------------
             Global Hard Assets Portfolio, the S&P 500 Index and the
                               Lipper Benchmark(1)
              Comparison of Change in Value of $10,000 Investment.
--------------------------------------------------------------------------------

                     [LINE GRAPH]

              GLOBAL
            HARD ASSETS     LIPPER         S&P 500
             PORTFOLIO    BENCHMARK(1)      INDEX

8/85           10000          10000         10000
9/86           12987          13070         12189
12/86          13646          13800         12415
               22164          16745         19345
               20392          17584         18429
               24761          18746         22113
               18325          14519         16944
               16901          15345         15396
               16755          16359         15041
               14766          16915         13359
12/88          14433          16915         13768
               15249          18110         14711
               14364          19705         14488
               15006          21812         15770
               17210          22256         18387
               15812          21585         16804
               13785          22936         14925
               14846          19799         15425
12/90          13035          21564         13893
               12337          24685         13197
               13532          24631         14518
               12194          25947         13445
               12316          28106         13809
               11826          27399         12923
               12760          27921         13400
               12844          28801         12548
12/92          11916          30245         11167
               14112          31562         13844
               18279          31711         18325
               15635          32520         16453
               19578          33274         20875
               19639          32021         19124
               17542          32160         18704
               19936          33732         22616
12/94          16882          33725         19626
               17214          36998         18492
               17323          40519         18717
               18152          43729         19788
               17348          46353         18676
               21724          49103         22803
               19740          51595         21453
               18695          53500         21026
12/96          17793          58251         19758
               16473          58505         18114
               14423          68711         15898
               14571          73857         16091
                9852          75978         11395
               10722          86553         12346
                9650          89402         11564
                8439          80526          9846
12/98           8487          97646          9610
                8912         102504         10284
               10080         109717         12179
                9921         102866         12324
               10113         118171         12591
               10016         120882         13696
               10204         117670         14228
               10521         116530         15109
12/00          10941         107412         15923

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                               GLOBAL HARD    S&P 500       LIPPER
                                 ASSETS        INDEX      BENCHMARK(1)

1 YEAR                             8.19%       -9.10%       29.72%
5 YEAR                            -8.81%       18.30%       -3.14%
10 YEAR                           -1.74%       17.43%        1.37%
INCEPTION                          0.58%       16.79%        3.06%

Commencement of operations August 1, 1985. Past performance is not predictive of future performance.

This graph compares an initial $10,000 investment made in the Global Hard Assets Portfolio (the "Portfolio"), at its inception with a similar investment in the S&P 500 Index and the Lipper benchmark. For the purposes of this line graph, and the accompanying table, the average annual total return for the Port folio reflects all recurring expenses and includes reinvestment of all dividends and distributions. Total return figures for periods of less than one year have not been annualized.

The S&P 500 Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates. Total returns do not reflect any separate account expenses imposed on policies which may include a premium tax charge, account fees, cost of insurance, mortality expense and surrender charge, as applicable.

[ENDSIDEBAR]

September, however, prices have since declined since there was now an oversupply of semi-finished and finished products. Prices for copper and aluminum have not declined nearly as much as other metals due to tighter supplies caused by the ongoing energy crisis in the western U.S., which has increased the cost of mining and forced some production of these metals to shut down.

  Industrial metals stocks declined 31.7% for the year. In addition to weak commodity prices, the sector, being cyclical in nature, experienced much of the same negative bias as the forest and paper products sector. Stock prices bottomed in October but rallied into the new year as the market for metals shares reacted favorably in anticipation of a Fed rate cut in January 2001. We reduced the Portfolio's industrial metals weighting from over 12% at the start of the year to about 9% by December 31 as fundamentals and market sentiment began to deteriorate.

  Precious metals had mixed results in 2000. Gold prices experienced a slight decline, but record highs were reached for platinum and palladium prices. Precious metals shares, however, met with some volatility and fell approximately 20%. Gold shares, in particular, were encumbered by a strong dollar and low inflation environment. We maintained a small position of about 8%-10% in the precious metals sector throughout the year, concentrating primarily in platinum and palladium-related stocks, which have industrial-demand bases.

(1) The Lipper benchmark reflects the performance of the Lipper Gold Fund Average from August 1, 1985 through April 30, 1998 and the Lipper Natural Resources Fund Average from May 1, 1998 through December 31, 2000. The Lipper Gold Fund and Natural Resources Fund averages are based on the returns of all mutual funds within the corresponding objective as compiled by Lipper Analytical Services. The averages include the reinvestment of all dividends and underlying fund operating expenses.


22
--------------------------------------------------------------------------------

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                          GLOBAL HARD ASSETS PORTFOLIO
--------------------------------------------------------------------------------

                   FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR

FINANCIAL HIGHLIGHTS

                                                Year Ended        Year Ended         Year Ended     Year Ended         Year Ended
                                                 December          December           December       December            December
                                                 31, 2000          31, 1999           31, 1998       31, 1997            31, 1996

Net asset value, beginning of year          $        8.99     $        7.55     $        8.92     $       16.60     $       16.61

Income From Investment Operations
 Net investment income (loss)                        0.13              0.14              0.17              0.02             (0.03)
 Net gains and losses on securities
  (both realized and unrealized)                     0.59              1.31             (1.41)            (7.30)             0.45
                                            -------------     -------------     -------------     -------------     -------------

 Total from investment operations                    0.72              1.45             (1.24)            (7.28)             0.42

Less Distributions to Shareholders
 Dividends from net investment income               (0.11)            (0.01)            (0.13)            (0.02)
 Dividends in excess of net
  investment income                                                                                       (0.07)
 Distributions from capital gains                                                                                           (0.43)
 Distributions in excess of capital gains                                                                 (0.31)
 Returns of capital
                                            -------------     -------------     -------------     -------------     -------------

 Total distributions                                (0.11)            (0.01)            (0.13)            (0.40)            (0.43)

Net asset value, end of year                $        9.60     $        8.99     $        7.55     $        8.92     $       16.60
                                            =============     =============     =============     =============     =============

Total Return (A)                                     8.19%            19.15%           (13.85%)          (44.63%)            2.57%

Ratios to Average Net Assets:
 Expenses                                            1.10%             1.17%             1.44%             1.07%             1.04%
 Net investment income                               1.63%             1.51%             2.13%             0.63%            (0.11%)

Portfolio Turnover Rate                            112.52%           215.51%           193.80%            19.70%            64.78%

Net Assets, At End of Year                  $    5,074,940    $    5,524,726    $    4,333,663    $    5,204,654    $    7,554,427

(A) Total return assumes reinvestment of all dividends during the year and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.


                                                                              23
--------------------------------------------------------------------------------

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                          GLOBAL HARD ASSETS PORTFOLIO
--------------------------------------------------------------------------------

            SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 2000

  COMMON STOCK--97.47%

Company                                                     Shares  Market Value
--------------------------------------------------------------------------------

Forest Products & Paper-8.28%
Abitibi-Consolidated, Inc.                                  11,700     $ 107,494
Boise Cascade Corp.                                          1,400        47,075
Georgia-Pacific Group                                          550        17,119
International Paper Co.                                      1,120        45,710
Plum Creek Timber Co., Inc.                                    800        20,800
Sappi, Ltd., ADR                                             5,000        35,625
Stora Enso Oyj, Class R                                      5,500        65,064
Tembec, Inc., Class A+                                       6,250        58,048
Willamette Industries, Inc.                                    500        23,469
                                                                       ---------
                                                                         420,404
                                                                       ---------

Lodging-0.67%
Host Marriott Corp.                                          2,550        32,991
Interstate Hotels Corp.+                                        22            36
Wyndham International, Inc., Class A+                          652         1,141
                                                                       ---------
                                                                          34,168
                                                                       ---------

Mining & Metals - Ferrous
 & Nonferrous-8.95%
AK Steel Holdings Corp.                                     12,709       111,199
Alcoa, Inc.                                                  2,000        67,000
M.I.M. Holdings, Ltd.                                       88,000        56,721
Portman, Ltd.                                              135,400        87,272
WMC, Ltd.                                                   31,000       131,893
                                                                       ---------
                                                                         454,085
                                                                       ---------

Mining & Metals - Precious-10.06%
AngloGold, Ltd.                                              2,188        66,613
Barrick Gold Corp.                                           3,000        49,140
Gold Fields, Ltd.                                              425         1,443
Newcrest Mining, Ltd.                                       41,600       101,082
Newmont Mining Corp.                                         2,640        45,045
Placer Dome, Inc.                                           10,550       101,544
Stillwater Mining Co.+                                       3,700       145,595
                                                                       ---------
                                                                         510,462
                                                                       ---------

Oil & Gas - Distribution & Marketing-2.68%
Knightsbridge Tankers, Ltd.                                  1,600        35,100
Tidewater, Inc.                                              2,270       100,731
                                                                       ---------
                                                                         135,831
                                                                       ---------

Oil & Gas - Integrated-10.31%
BP Amoco, PLC, ADR                                           1,750        83,781
Exxon Mobil Corp.                                            1,006        87,459
Nabors Industries, Inc.+                                     3,200       189,280
Royal Dutch Petroleum Co., ADR                               1,500        90,844
USX-Marathon Group                                           2,600        72,150
                                                                       ---------
                                                                         523,514
                                                                       ---------

Oil & Gas Producers-29.68%
Alberta Energy Co., Ltd. (Canada)                            2,100       100,386
Alberta Energy Co., Ltd. (US)                                  700        33,775
Anadarko Petroleum Corp.                                     1,500       106,620
Apache Corp.                                                 2,050       143,628
Devon Energy Corp.                                           2,850       173,765
Diamond Offshore Drilling, Inc.                                700        28,000
Ensign Resource Service Group, Inc.                          2,300        84,987
EOG Resources, Inc.                                          2,800       153,125
Global Marine, Inc.+                                         4,525       128,397
Noble Drilling Corp.+                                        3,000       130,313
Ocean Energy, Inc.+                                          6,700       116,413
Santa Fe International Corp.                                 2,450        78,553
Santos, Ltd.                                                15,000        50,175
Talisman Energy, Inc. (Canada)+                              3,000       111,152
Talisman Energy, Inc. (US)+                                  1,800        66,713
                                                                       ---------
                                                                       1,506,002
                                                                       ---------

Oil & Gas Services & Equipment-5.83%
Cooper Cameron Corp.+                                        1,230        81,257
ENSCO International, Inc.                                    3,800       129,438
NQL Drilling Tools, Inc., Class A+                           5,000        25,799
Transocean Sedco Forex, Inc.                                 1,296        59,616
                                                                       ---------
                                                                         296,110
                                                                       ---------

                       See notes to financial statements.


24
--------------------------------------------------------------------------------

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                          GLOBAL HARD ASSETS PORTFOLIO
--------------------------------------------------------------------------------

      SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 2000--CONTINUED

  COMMON STOCK--CONTINUED

Company                                                   Shares    Market Value
--------------------------------------------------------------------------------

Real Estate-19.78%
AMB Property Corp.                                         2,000          51,625
Boston Properties, Inc.                                    3,000         130,500
Brandywine Realty Trust                                    2,250          46,547
Brookfield Properties Corp.                                4,700          82,610
Capitaland, Ltd.+                                         43,000          74,394
Cresent Real Estate Equities Co.                           1,500          33,375
Equity Office Properties Trust                             5,277         172,162
Equity Residential Properties Trust                          700          38,719
Kilroy Realty Corp.                                        1,000          28,563
Oxford Properties Group, Inc.+                             7,500          89,880
Prentiss Properties Trust                                  3,225          86,873
Simon Property Group, Inc.                                 1,200          28,800
Sun Hung Kai Properties, Ltd.                             14,000         139,553
                                                                      ----------
                                                                       1,003,601
                                                                      ----------

Utilities - Electric & Gas-1.23%
United Energy, Ltd.                                       35,000          62,622
                                                                      ----------
 TOTAL COMMON STOCK
 (Cost $4,330,024)                                                     4,946,799
                                                                      ----------

 PREFERRED STOCK--1.34%

Forest Products & Paper-1.34%
TimberWest Forest Corp., UNIT                              9,400          67,903
                                                                      ----------

 TOTAL PREFERRED STOCK
 (Cost $56,297)                                                           67,903
                                                                      ----------

  RIGHTS AND WARRANTS--0.09%

Company                                                   Shares    Market Value
--------------------------------------------------------------------------------
Real Estate-0.09%
Unibail, exp. 05/11/04 @ 130 EUR+                            500      $    4,450
                                                                      ----------

 TOTAL RIGHTS AND WARRANTS
 (Cost $769)                                                               4,450
                                                                      ----------

 TOTAL INVESTMENTS
 (Cost $4,387,090)                                         98.90%      5,019,152
Other assets, less liabilities                              1.10          55,788
                                                          ------      ----------

 TOTAL NET ASSETS                                         100.00%     $5,074,940
                                                          ======      ==========

+Non-income producing security.

                       See notes to financial statements.


                                                                              25
--------------------------------------------------------------------------------

                      [This page intentionally left blank]

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                            EMERGING GROWTH PORTFOLIO
--------------------------------------------------------------------------------

"Despite recent volatility, because we believe that many companies continue to offer very attractive growth characteristics, technology remains a core sector for the Portfolio."

                      --John W. Ballen and Toni Y. Shimura, Portfolio Managers--

--------------------------------------------------------------------------------

                                 INCEPTION DATE

                                   May 1, 1995

        -----------------------------------------------------------------

                                  FUND MANAGER

                    Massachusetts Financial Services Company

        -----------------------------------------------------------------

                        INVESTMENT OBJECTIVE AND STRATEGY

                       To seek long-term growth of capital
                     by investing primarily in common stocks
                      of small and medium-sized companies.

        -----------------------------------------------------------------

                            NET ASSETS AS OF 12/31/00

                                  $176,177,466

        -----------------------------------------------------------------

                               NUMBER OF HOLDINGS
                                       186

        -----------------------------------------------------------------

                               PORTFOLIO TURNOVER

                                     204.65%

--------------------------------------------------------------------------------

                    ----------------------------------------
                                 IN THIS SECTION
                    ----------------------------------------

                                 Portfolio Facts

                                    Portfolio
                                   Composition

                              Financial Highlights

                                   Schedule of
                              Portfolio Investments

                  -----------------------------------------------
                                 JOHN W. BALLEN
                            Executive Vice President

                  o     Director, MFS Equity Portfolio Management

                  o     Joined MFS in 1984

                  o Serves as MFS senior small capitalization growth equity portfolio manager

                  o     M.B.A. from Stanford University Graduate
                        School of Business

                  o     B.A. from Harvard University

                  -----------------------------------------------
                                 TONI Y. SHIMURA
                          Vice President, Investments

                  o     Joined MFS in 1987

                  o     M.B.A. from Sloan School of Management,
                        Massachusetts Institute of Technology

                  o     B.A. from Wellesley College

                  -----------------------------------------------


                                                                              27
--------------------------------------------------------------------------------

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                            EMERGING GROWTH PORTFOLIO
--------------------------------------------------------------------------------

[SIDEBAR]
            [PIE CHART]
       Common Stock - 89.21%
   Short Term Obligations - 10.59%
            Cash - 0.15%
      Preferred Stock - 0.05%

-----------------------------------------------
                                  PERCENT OF
TOP TEN EQUITIES                  PORTFOLIO++
-----------------------------------------------

Oracle Corp.                          4.46%
Tyco International, Ltd.              3.93%
Cisco Systems, Inc.                   3.42%
Calpine Corp.                         2.22%
American International
  Group, Inc.                         2.15%
Check Point Software
  Technologies, Inc.                  1.76%
Fannie Mae                            1.74%
Nokia Oyj, SA, ADR                    1.68%
United Technologies Corp.             1.57%
Applera Corp.  - Applied
  Biosystems                          1.52%

-----------------------------------------------
                                  PERCENT OF
TOP TEN INDUSTRIES                PORTFOLIO++
-----------------------------------------------

Pharmaceutical                       10.36%
Financial Services                    7.23%
Insurance                             6.82%
Utilities - Electric & Gas            5.57%
Banking                               5.18%
Manufacturing                         4.91%
Computer Software -
  Mainframe                           4.46%
Healthcare                            4.28%
Telecommunications -
  Equipment & Services 4.10%
Computer Network                      3.71%

++Represents market value of
   investments plus cash.

[ENDSIDEBAR]

      For the twelve months ended December 31, 2000, the JPVF Emerging Growth Portfolio provided a total return of -19.17% which compares to a return over the same period of -3.02% for the Portfolio's benchmark, the Russell 2000 Index. The Russell 2000 is an unmanaged index comprised of 2,000 of the smallest U.S.-domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, the American Stock Exchange, and NASDAQ. The Portfolio's performance includes the reinvestment of any distributions but does not reflect any applicable contract or surrender charges.

      When choosing investments for the Portfolio, we use MFS Original Research(R) to look for long-term winners by emphasizing companies that have breakthrough technologies and that are in markets with high barriers to entry. We also look for those that have strong intellectual property positions, talented management teams, and accelerating fundamentals. And because we favor companies that are rapidly gaining market share in high-growth markets, we have to look not only at individual companies, but also industry fundamentals as well. With those criteria in mind, some of our recent best ideas have come out of the genomics and emerging pharmaceutical industries. In our opinion, breakthroughs in genomics data and tools could enable the development of many more drugs. As a result, we believe the pharmaceutical industry is expected to expand dramatically. Another area we have been excited about has been the generic drug industry, which we think is poised to capture market share from traditional branded pharmaceutical companies. Our research indicates that in the next five years alone, $30 billion in branded drugs will come off patent. Industry sources believe that these patent expirations will translate into roughly $10 billion in generic drug sales over the next five years, a twofold increase from its current size. Industry estimates predict that roughly 45 of the top 100 prescription drugs in the United States will face their first generic competition in the next five years.

      Despite recent volatility, because we believe that many companies continue to offer very attractive growth characteristics, technology remains a core sector for the Portfolio. That said, several things have changed from the environment we saw throughout 1999


28
--------------------------------------------------------------------------------

                                             JEFFERSON PILOT VARIABLE FUND, INC.

--------------------------------------------------------------------------------
                            EMERGING GROWTH PORTFOLIO
--------------------------------------------------------------------------------

and into early 2000. We feel the global economy is slowing, technology growth is decelerating -- particularly in the semiconductor and personal computer (PC) sectors-and the debt markets have become less hospitable toward many new technology and telecommunications companies. That's why our weighting in technology companies has been reduced and why we have emphasized different types of companies than we did for most of 2000. We are not willing to pay for growth at any price. Rather, we're focused on finding growth at a reasonable price. Given the slowdown in the economy and its effect on PC sales and technology capital spending, our emphasis is on software and Internet infrastructure companies. They have provided the platforms that could allow corporations to increase their efficiency and productivity; moreover, we think their strong fundamentals could help them weather a slower economy. We plan to rebuild technology positions when revenues and earnings begin to reaccelerate or when we feel valuations are more reasonable. In a somewhat related development, we've also reduced our holdings in telecommunications, which used to be a big sector for us. Deteriorating voice revenues and higher licensing costs have resulted in what seems to us like much less attractive business models.

      As for other industry leaders, we have increased our holdings in independent electric power utilities that have enjoyed solid growth from their deregulated businesses. We have also found some attractive companies in the financial services sector, which we believe could benefit from the expected decline in interest rates in 2001 and ongoing merger and acquisition activity. We think those trends are likely to be especially favorable for regional banks, particularly those that don't have exposure to commercial loans. We think property and casualty insurance companies' earnings also could be boosted by more favorable pricing conditions, in addition to falling interest rates. Finally, we've increased our holdings in consumer staples companies and food and drug retailers because they have been able to grow earnings even in a slower economy. Of course, past performance is no guarantee of future results.

[SIDEBAR]

--------------------------------------------------------------------------------
              Emerging Growth Portfolio and the Russell 2000 Index
              Comparison of Change in Value of $10,000 Investment.
--------------------------------------------------------------------------------

             [LINE GRAPH]

             EMERGING        RUSSELL
              GROWTH          2000
            PORTFOLIO         INDEX

5/95          10000           10000
              10377           10164
              10962           10681
              12821           11728
12/95         13291           11984
              14225           12593
              15349           13241
              15938           13285
12/96         15724           13963
              14483           13244
              17184           15381
              19507           17662
12/97         18942           17062
              22928           18819
              22878           17959
              19792           14341
12/98         25180           16680
              25977           15775
              28236           18229
              28521           17077
12/99         44444           20225
              49202           21657
              43636           20839
              44396           21076
12/00         35923           19620

------------------------------------------
  AVERAGE ANNUAL TOTAL RETURNS
------------------------------------------

                                 RUSSELL
                    EMERGING      2000
                     GROWTH       INDEX

1 YEAR              -19.17%      -3.02%
5 YEAR               22.00%      10.31%
INCEPTION            25.31%      12.64%

Commencement of operations May 1, 1995. Past performance is not predictive of future performance.

This graph compares an initial $10,000 investment made in the Emerging Growth Portfolio (the "Portfolio") at its inception with a similar investment in the Russell 2000 Index. For the purposes of this graph and the accompanying table, the average annual total return for the Port folio reflects all recurring expenses and includes the reinvestment of all dividends and distributions. Total return figures for periods of less than one year have not been annualized.

The Russell 2000 Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates. Total returns do not reflect any separate account expenses imposed on the policies which may include a premium tax charge, account fees, cost of insurance, mortality expenses and surrender charges, as applicable.

[ENDSIDEBAR]


                                                                              29
--------------------------------------------------------------------------------

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                            EMERGING GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                   FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR

FINANCIAL HIGHLIGHTS

                                                 Year Ended       Year Ended         Year Ended     Year Ended         Year Ended
                                                  December         December           December       December           December
                                                  31, 2000         31, 1999           31, 1998       31, 1997           31, 1996
Net asset value, beginning of year          $       40.67     $       23.04     $      17.47     $      15.23     $      13.29

Income From Investment Operations
 Net investment income                               0.01             (0.10)           (0.11)           (0.07)           (0.05)
 Net gains and losses on securities
  (both realized and unrealized)                    (6.77)            17.73             5.85             3.19             2.48
                                            -------------     -------------     ------------     ------------     ------------

 Total from investment operations                   (6.76)            17.63             5.74             3.12             2.43

Less Distributions to Shareholders
 Dividends from net investment income
 Dividends in excess of net
  investment income
 Distributions from capital gains                                                      (0.06)           (0.88)           (0.49)
 Distributions in excess of capital gains           (3.82)                             (0.11)
 Returns of capital
                                            -------------     -------------     ------------     ------------     ------------

 Total distributions                                (3.82)             0.00            (0.17)           (0.88)           (0.49)

Net asset value, end of year                $       30.09     $       40.67     $      23.04     $      17.47     $      15.23
                                            =============     =============     ============     ============     ============

Total Return (A)                                   (19.17%)           76.51%           32.93%           20.47%           18.30%

Ratios to Average Net Assets:
 Expenses                                            0.88%             0.94%            0.94%            1.00%            1.16%
 Net investment income                              (0.27%)           (0.42%)          (0.61%)          (0.61%)          (0.48%)

Portfolio Turnover Rate                            204.65%           163.56%           77.07%          122.85%           94.58%

Net Assets, At End of Year                  $  176,177,466    $  189,472,948    $  95,795,377    $  56,229,175    $  30,794,030


(A) Total return assumes reinvestment of all dividends during the year and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.


30
--------------------------------------------------------------------------------

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                            EMERGING GROWTH PORTFOLIO
--------------------------------------------------------------------------------

            SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 2000

   COMMON STOCK--90.10%

Company                                                     Shares  Market Value
--------------------------------------------------------------------------------

Aerospace & Defense-2.57%
Boeing Co., The                                             9,700     $  640,200
General Dynamics Corp.                                     14,100      1,099,800
United Technologies Corp.                                  35,500      2,791,188
                                                                      ----------
                                                                       4,531,188
                                                                      ----------
Agricultural Operations-0.01%
Archer-Daniels-Midland Co.                                    900         13,500
                                                                      ----------
Banking-5.23%
Charter One Financial, Inc.                                 3,000         86,625
Citigroup, Inc.                                            50,800      2,593,975
Comerica, Inc.                                             14,800        878,750
Fifth Third Bancorp                                         6,200        370,450
First Tennessee National Corp.                                200          5,788
Golden West Financial Corp.                                24,500      1,653,750
Northern Trust Corp.                                       11,700        954,281
PNC Financial Services Group                               20,800      1,519,700
State Street Corp.                                          2,700        335,367
Wells Fargo & Co.                                          14,800        824,175
                                                                      ----------
                                                                       9,222,861
                                                                      ----------
Beverages-1.82%
Adolph Coors Co., Class B                                   4,100        329,281
Anheuser-Busch Companies, Inc.                             22,400      1,019,200
Coca-Cola Enterprises, Inc.                                 9,700        184,300
Diageo, PLC                                               102,900      1,152,898
Pepsi Bottling Group, Inc.                                  2,300         91,856
PepsiCo, Inc.                                               8,500        421,281
                                                                      ----------
                                                                       3,198,816
                                                                      ----------
Broadcasting-0.12%
Clear Channel Communications, Inc.+                         4,200        203,438
                                                                      ----------
Computer Equipment & Services-2.76%
Automatic Data Processing, Inc.                            11,300        715,431
Comverse Technology, Inc.+                                 13,800      1,499,025
EMC Corp.+                                                 38,250      2,543,625
Emulex Corp.+                                               1,200         95,925
Insight Enterprises, Inc.+                                    225          4,036
                                                                      ----------
                                                                       4,858,042
                                                                      ----------
Computer Information & Technology-0.11%
Cerner Corp.+                                               1,800         83,250
i2 Technologies, Inc.+                                      2,100        114,188
                                                                      ----------
                                                                         197,438
                                                                      ----------
Computer Network-3.74%
Allscripts, Inc.+                                             350          3,270
Cisco Systems, Inc.+                                      158,960      6,080,220
Computer Network Technology Corp.+                          3,700        106,606
Extreme Networks, Inc.+                                    10,500        410,813
                                                                      ----------
                                                                       6,600,909
                                                                      ----------
Computer Software - Mainframe-4.51%
Oracle Corp.+                                             273,300      7,942,760
                                                                      ----------
Computer Software - Mini & Micro-2.84%
Check Point Software Technologies, Inc.+                   23,400      3,125,363
Microsoft Corp.+                                            7,800        339,300
VERITAS Software Corp.+                                    17,800      1,557,500
                                                                      ----------
                                                                       5,022,163
                                                                      ----------
Cosmetics & Personal Care-0.45%
Gillette Co., The                                           4,900        177,013
Kimberly-Clark Corp.                                        8,700        615,003
                                                                      ----------
                                                                         792,016
                                                                      ----------
Diversified Operations-0.08%
General Electric Co.                                        2,900        139,019
                                                                      ----------
Electrical Equipment-1.30%
AES Corp., The+                                            41,500      2,298,063
                                                                      ----------
Electronic Components-0.07%
Sawtek, Inc.+                                               2,500        115,469
                                                                      ----------
Electronics-0.42%
Agilent Technologies, Inc.+                                 5,500        301,125
Leica Geosystems, AG+                                         170         52,453
Powerwave Technologies, Inc.+                               3,100        181,350
RF Micro Devices,  Inc.+                                    7,500        205,781
                                                                      ----------
                                                                         740,709
                                                                      ----------

                       See notes to financial statements.


                                                                              31
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

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                            EMERGING GROWTH PORTFOLIO
--------------------------------------------------------------------------------

      SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 2000--CONTINUED

   COMMON STOCK--CONTINUED

Company                                                   Shares    Market Value
--------------------------------------------------------------------------------

Electronics - Semiconductors-1.29%
Applied Micro Circuits Corp.+                                100      $    7,505
ARM Holdings, PLC+                                        12,500          94,488
ARM Holdings, PLC, ADR+                                   15,800         356,488
Micron Technology, Inc.+                                   8,700         308,850
QLogic Corp.+                                              1,100          84,700
Texas Instruments, Inc.                                   30,100       1,425,988
                                                                      ----------
                                                                       2,278,019
                                                                      ----------
Environmental Controls-0.83%
Waters Corp.+                                             17,600       1,469,600
                                                                      ----------
Financial Services-7.31%
BB&T Corp.                                                 2,200          82,088
Bear Stearns Companies, Inc., The                          2,100         106,444
Capital One Financial Corp.                                2,900         190,856
Freddie Mac                                               33,100       2,279,763
Fannie Mae                                                35,600       3,088,300
Goldman Sachs Group, Inc., The                             1,100         117,631
Household International, Inc.                             10,100         555,500
ING Groep, N.V                                             4,600         367,447
John Hancock Financial Services, Inc.                      4,500         169,313
Lehman Brothers Holdings, Inc.                             3,700         250,213
Mellon Financial Corp.                                    26,100       1,283,794
Merrill Lynch & Co., Inc.                                 19,500       1,329,656
Morgan Stanley Dean Witter & Co.                           2,200         174,350
National City Corp.                                        1,800          51,750
Synovus Financial Corp.                                      800          21,550
USA Education, Inc.                                       16,400       1,115,200
Waddell & Reed Financial, Inc.                               300          11,288
Washington Mutual, Inc.                                   31,500       1,671,469
                                                                      ----------
                                                                      12,866,612
                                                                      ----------
Food Products-1.93%
General Mills, Inc.                                       13,800         614,963
H.J. Heinz Co.                                             4,100         194,494
Hershey Foods Corp.                                       13,200         849,750
Quaker Oats Co., The                                       8,700         847,163
Sara Lee Corp.                                            18,400         451,950
Wm. Wrigley Jr. Co.                                        4,600         440,738
                                                                      ----------
                                                                       3,399,058
                                                                      ----------
Food Service & Restaurants-0.75%
ConAgra Foods, Inc.                                       14,600         379,600
SYSCO Corp.                                               31,300         939,000
                                                                      ----------
                                                                       1,318,600
                                                                      ----------
Healthcare-4.33%
Cardinal Health, Inc.                                     25,100       2,500,588
HCA - The Healthcare Co.                                  41,900       1,844,019
Community Health Care+                                     6,900         241,500
McKesson HBOC, Inc.                                       14,600         523,994
Quest Diagnostics, Inc.+                                   9,300       1,320,600
Tenet Healthcare Corp.                                    16,900         750,994
WellPoint Health Networks, Inc.+                           3,700         426,425
                                                                      ----------
                                                                       7,608,120
                                                                      ----------
Household Products-1.06%
Proctor & Gamble Co., The                                  1,200          94,125
Unilever, NV                                              28,300       1,781,131
                                                                      ----------
                                                                       1,875,256
                                                                      ----------
Insurance-6.90%
Ace, Ltd.                                                 14,400         611,100
AFLAC, Inc.                                               28,900       2,086,219
Allstate Corp., The                                       10,800         470,475
American International Group, Inc.                        38,750       3,819,297
Arthur J. Gallagher & Co.                                  4,000         254,500
Chubb Corp., The                                          10,500         908,250
CIGNA Corp.                                                5,400         714,420
Hartford Financial Services Group,
 Inc., The                                                 3,700         261,313
St. Paul Companies, Inc., The                             16,600         901,588
UnumProvident Corp.                                       21,200         569,750
XL Capital, Ltd.                                          17,700       1,546,538
                                                                      ----------
                                                                      12,143,450
                                                                      ----------
Internet Services-0.75%
BEA Systems, Inc.+                                        19,700       1,326,056
                                                                      ----------
Machinery-0.35%
Caterpillar, Inc.                                          5,600         264,950
Deere  & Co.                                               7,500         343,594
                                                                      ----------
                                                                         608,544
                                                                      ----------

                       See notes to financial statements.


32
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                            EMERGING GROWTH PORTFOLIO
--------------------------------------------------------------------------------

      SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 2000--CONTINUED

  COMMON STOCK--CONTINUED

Company                                                    Shares   Market Value
--------------------------------------------------------------------------------

Manufacturing-4.95%
Cintas Corp.                                                4,700     $  249,981
Corning, Inc.                                               6,400        338,000
Danaher Corp.                                               2,100        143,588
Minnesota Mining & Manufacturing Co.                        8,300      1,000,150
Tyco International, Ltd.                                  126,098      6,998,439
                                                                      ----------
                                                                       8,730,158
                                                                      ----------
Medical - Biotechnology-3.24%
Abgenix, Inc.+                                              7,900        466,594
Ciphergen Bisosystems, Inc.+                                  270          3,578
Genentech, Inc.+                                           24,100      1,964,150
Human Genome Sciences, Inc.+                                2,300        159,419
IDEC Pharmaceuticals Corp+                                  1,900        360,169
Illumina, Inc.+                                             3,240         52,043
Immunex Corp.+                                             21,600        877,500
Medarex, Inc.+                                              2,100         85,575
Merrill Lynch Biotech Holding Co.                           1,100        187,344
Millennium Pharmaceuticals, Inc.+                           3,100        191,813
Pharmacia Corp.                                             5,300        323,300
Serono, SA, ADR+                                           44,160      1,057,080
                                                                      ----------
                                                                       5,728,565
                                                                      ----------
Medical Products-0.81%
Johnson & Johnson                                           9,200        966,575
Medtronic, Inc.                                             7,700        464,888
                                                                      ----------
                                                                       1,431,463
                                                                      ----------
Medical Supplies-1.54%
Applera Corp. - Applied Biosystems                         28,800      2,709,000
                                                                      ----------
Mining & Metals - Ferrous & Nonferrous-0.06%
Phelps Dodge Corp.                                          1,800        100,463
                                                                      ----------
Multimedia-0.09%
Viacom, Inc., Class B+                                      3,500        163,625
                                                                      ----------
Oil & Gas - Distribution & Marketing-1.07%
Burlington Resources, Inc.                                  3,400        171,700
El Paso Energy Corp.                                       15,100      1,081,538
Enron Corp.                                                 7,600        631,750
                                                                      ----------
                                                                       1,884,988
                                                                      ----------
Oil & Gas Producers-1.27%
Coastal Corp., The                                         11,600     $1,024,425
EOG Resources, Inc.                                        16,400        896,875
Noble Drilling Corp.+                                       7,300        317,094
                                                                      ----------
                                                                       2,238,394
                                                                      ----------
Oil & Gas Services & Equipment-0.79%
Baker Hughes, Inc.                                         10,700        444,719
Dynegy, Inc.                                               14,800        829,725
Transocean Sedco Forex, Inc.                                2,500        115,000
                                                                      ----------
                                                                       1,389,444
                                                                      ----------
Pharmaceutical-10.47%
Abbott Laboratories                                        19,900        963,906
Albany Molecular Research, Inc.+                            1,300         80,113
Allergan, Inc.                                             11,100      1,074,619
ALZA Corp.+                                                55,600      2,363,000
American Home Products Corp.                                6,700        425,785
Andrx Group+                                               23,200      1,342,700
Biovail Corp.+                                              4,600        178,664
Bristol-Myers Squibb Co.                                   30,000      2,218,125
Eli Lilly & Co.                                             3,900        362,944
Merck & Co., Inc.                                           8,300        777,088
Mylan Laboratories, Inc.                                    3,400         85,638
Pfizer, Inc.                                               54,500      2,507,000
Schering-Plough Corp.                                      24,200      1,373,350
Sepracor, Inc.+                                            16,900      1,354,113
Shire Pharmaceuticals Group, PLC, ADR+                      1,800         82,913
Teva Pharmaceutical Industries, Ltd.                       30,100      2,204,825
Watson Pharmaceuticals, Inc.+                              20,400      1,044,225
                                                                      ----------
                                                                      18,439,008
                                                                      ----------

                       See notes to financial statements.


33
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                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                            EMERGING GROWTH PORTFOLIO
--------------------------------------------------------------------------------

      SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 2000--CONTINUED

  COMMON STOCK--CONTINUED

Company                                                   Shares    Market Value
--------------------------------------------------------------------------------

Professional Sports-0.01%
International Speedway Corp.                                 308   $     11,704
                                                                   ------------
Retail Stores-3.20%
CVS Corp.                                                 14,800        887,075
Gap, Inc., The                                             6,700        170,850
Home Depot, Inc., The                                      8,900        406,619
Kroger Co., The+                                          23,800        644,088
RadioShack Corp.                                           4,700        201,219
Safeway, Inc.+                                            35,500      2,218,750
Walgreen Co.                                              15,600        652,275
Wal-Mart Stores, Inc.                                      8,500        451,563
                                                                   ------------
                                                                      5,632,439
                                                                   ------------
Telecommunications - Equipment &
 Services-4.14%
Alcatel, SA, ADR                                           2,600        145,438
CIENA Corp.+                                              20,300      1,651,913
Nokia Oyj, SA, ADR                                        68,600      2,984,100
Nortel Networks Corp.                                     10,928        350,379
QUALCOMM, Inc.+                                           26,300      2,161,531
                                                                   ------------
                                                                      7,293,361
                                                                   ------------
Textiles & Apparel-0.14%
Nike, Inc., Class B                                        4,500        251,156
                                                                   ------------
Tobacco-1.09%
Philip Morris Companies, Inc.                             43,600      1,918,400
                                                                   ------------
Transportation-0.07%
FedEx Corp.+                                               1,900         75,924
Grupo Aeroportuario del Sureste,
 SA de CV, ADR, Series B+                                  2,800         46,550
                                                                   ------------
                                                                        122,474
                                                                   ------------
Travel Services-0.00%
Pegasus Solutions, Inc.+                                     300          2,081
                                                                   ------------
Utilities - Electric & Gas-5.63%
American Electric Power Co., Inc.                          9,200        427,800
Calpine Corp.+                                            87,600      3,947,475
Constellation Energy Group                                 7,700        346,981
Dominion Resources, Inc.                                   2,600        174,200
DTE Energy Co.                                             2,700        105,131
Duke Energy Corp.                                         16,500      1,406,625
Exelon Corp.                                              21,800      1,530,578
FPL Group, Inc.                                            3,500        251,125
NiSource, Inc.                                             2,800         86,100
Orion Power Holdings, Inc.+                                4,400        108,350
Public Service Enterprise Group, Inc.                      9,700        471,663
Reliant Energy, Inc.                                      17,400        753,638
Southern Co., The                                          6,900        229,425
Southern Energy, Inc.+                                     2,530         71,631
                                                                  -------------
                                                                      9,910,722
                                                                  -------------
Wholesale Distributor-0.00%
United Stationers, Inc.+                                     300          7,463
                                                                  -------------
 TOTAL COMMON STOCK
 (Cost $140,014,018)                                                158,734,614
                                                                  -------------
 PREFERRED STOCK--0.05%

Aerospace & Defense-0.05%
Empresa Brasiliera de Aeronautica, SA, ADR                 2,100         83,475
                                                                  -------------
 TOTAL PREFERRED STOCK
 (Cost $38,850)                                                          83,475
                                                                  -------------

  SHORT-TERM OBLIGATIONS--10.70%

                                                 Principal Value
                                                 ---------------

Government Agency-10.70%
Federal Home Loan Bank,
 5.500%, due 01/02/01                             $    6,170,000      6,167,172
Federal Home Loan Mortgage Corp.,
 5.700%, due 01/02/01                                 12,687,000     12,680,974
                                                                   ------------
                                                                     18,848,146
                                                                   ------------
 TOTAL SHORT-TERM OBLIGATIONS
 (Cost $18,848,146)                                                  18,848,146
                                                                   ------------
 TOTAL INVESTMENTS
 (Cost $158,901,014)                                      100.85%   177,666,235
Other assets, less liabilities                             (0.85)    (1,488,769)
                                                          -------  ------------

 TOTAL NET ASSETS                                         100.00%  $176,177,466
                                                          =======  ============

+Non-income producing security.

                       See notes to financial statements.


34
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JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                                 CAPITAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------


"...we believe we have built a Portfolio of solid, core growth companies capable of performing well across a range of economic scenarios."

                                               --Mark Pinto, Portfolio Manager--

--------------------------------------------------------------------------------

                                 INCEPTION DATE
                                   May 1, 1992

               ---------------------------------------------------

                                  FUND MANAGER
                            Janus Capital Corporation

               ---------------------------------------------------

                        INVESTMENT OBJECTIVE AND STRATEGY
                             To seek capital growth.
                   Realization of income is not a significant
                            investment consideration.

               ---------------------------------------------------

                            NET ASSETS AS OF 12/31/00
                                  $350,038,157

               ---------------------------------------------------

                               NUMBER OF HOLDINGS
                                       42

               ---------------------------------------------------

                               PORTFOLIO TURNOVER
                                     23.17%

--------------------------------------------------------------------------------

                    ----------------------------------------
                                 IN THIS SECTION
                    ----------------------------------------

                                 Portfolio Facts

                                    Portfolio
                                   Composition

                              Financial Highlights

                                   Schedule of
                              Portfolio Investments

                    ----------------------------------------
                                 MARK PINTO, CFA
                                 Vice President

                          o Joined Janus Capital
                            Corporation in 1994

                          o 14 years of investment experience

                          o B.A. from Yale University

                          o M.B.A. from Harvard University

                          o Chartered Financial
                            Analyst
                    ----------------------------------------


                                                                              35
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                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                            CAPITAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------

[SIDEBAR]

            [PIE CHART]

       Common Stock - 95.74%
           Cash - 4.26%

------------------------------------
                         PERCENT OF
TOP TEN EQUITIES         PORTFOLIO++
------------------------------------

Nokia Oyj, SA, ADR0         6.67%
General Electric Co.        5.08%
Comcast Corp.               4.98%
EMC Corp.                   4.73%
Citigroup, Inc.             3.98%
Viacom, Inc., Class B       3.56%
Linear Technology Corp.     3.55%
Cisco Systems, Inc.         3.53%
Time Warner, Inc.           3.49%
Bank of New York Co.,
 Inc., The                  3.40%

------------------------------------
                         PERCENT OF
TOP TEN INDUSTRIES       PORTFOLIO++
------------------------------------

Telecommunications -
 Equipment & Services       9.73%
Broadcasting                9.07%
Financial Services          8.93%
Electronics -
 Semiconductors             7.74%
Banking                     7.38%
Multimedia                  7.05%
Diversified Operations      5.08%
Computer Equipment
 & Services                 4.73%
Retail Stores               4.27%
Computer Network            4.10%

   ++Represents market value of
      investments plus cash.

[ENDSIDEBAR]

      The period began on a positive note as strong second-quarter earnings, a continued absence of inflation and a discernable improvement in the interest rate environment set the stage for a moderate rally in late July that extended well into August. By September, however, the mood had changed. Evidence that the U.S. economy was cooling faster than most analysts expected sent stocks sharply lower in a rout that extended into the last three months of the year. Telecommunications companies were among the first to feel the pinch as a widespread belief that infrastructure spending would slow substantially in the coming year worked against the sector. Meanwhile, similar reports that pointed to a downturn in corporate IT spending -- which were magnified by a series of earnings disappointments by PC-related companies such as Hewlett-Packard, Intel and Gateway -- pressured the broader technology group. Even the once-venerable Microsoft joined in during December with its first profit warning in more than 10 years.

      For the JPVF Capital Growth Portfolio, a rapidly decelerating economy and the market's harsh reaction created a difficult environment for many of our positions and caused us to underperform our benchmark, the S&P 500 Index.

      Perhaps the period's most notable development was cellular handset manufacturer Nokia's announcement that it expected third-quarter sales to fall short of expectations. The announcement, coupled with a general uneasiness surrounding the exorbitant prices paid by cellular operators for so-called "3G" licenses in Germany and the U.K., caused the stock to decline dramatically and pressured other wireless-related investments in the Portfolio. Later in the period, however, Nokia successfully turned this summer's difficulties to its advantage by taking market share from key competitors such as Motorola and Ericsson while at the same time continuing to win a majority of new "3-G" wireless infrastructure contracts. Intermediate- and long-term trends remain strong as well, with aggressive competition among service providers potentially changing the industry's pricing structure to the benefit of handset providers. At the same time, the advent of wireless Internet services promises to ignite a robust upgrade cycle for Web-enabled phones. Taken together, these trends have left Nokia trading at an extremely reasonable multiple of 40 to 45 times forward earnings with an impressive growth rate


36
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JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                            CAPITAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------

of around 40%, giving the company one of the best PE-to-growth ratios in the Portfolio.

      Perhaps less obvious, however, was the impact the wireless sector's troubles had on our semiconductor positions. Microchip manufacturers like Texas Instruments have recently benefited from booming cellular handset and equipment sales, providing a strong engine of growth for an industry that once relied almost entirely on personal computers. Fears that a slowdown in sales of cellular handsets would pressure revenue growth at these companies caused investors to question the sustainability of gains won by Texas Instruments in recent months and compelled some investors to take profits.

      The sector's difficulties then spread to semiconductor equipment manufacturers such as Applied Materials. While we have been disappointed by the lackluster performance of Applied Material's stock, we believe the company is well prepared for a cyclical decrease in sales. We are particularly encouraged by management's improved financial discipline. This increased focus on profitability and capital efficiency has allowed Applied Materials to boost earnings and build market share in as many as 13 of the 14 segments in which they operate -- a trend we believe will continue whether or not the industry as a whole enters a cyclical decline.

      Standouts included financial stocks Bank of New York and Fannie Mae, both of which gained as a result of a more favorable interest rate environment and a growing preference among investors for the stable growth each can provide in an increasingly uncertain economic environment. Investors also applauded the strong performance of Bank of New York's fee-based businesses, which give the company a source of stable revenue in times of market turmoil. During the company's most recently completed quarter, these businesses turned in a record $403 million in fee-based revenue. Meanwhile, although a persistent drop in interest rates and an uptick in home buying aided Fannie Mae's performance, the effective tabling of legislation that would have dramatically changed the way Fannie and its sister company, Freddie Mac, do business supported a dramatic rise in the shares. By September it had become clear that the initiative, which among other things would have cut off access by both companies to a $2.25 billion emergency line of credit from the U.S. Treasury, would expire without action when Congress adjourned for the year. Investors reacted by bidding the shares higher.

      Finally, our position in cable and media company, Cablevision, defied a depressed environment for media shares to end the quarter as one of our top performers. The company holds one of the highest-quality asset portfolios in the entire cable business and has out-executed its competitors on nearly every front. For example, Cablevision is far ahead of many other cable companies in the rollout of ancillary services such as


                                                                              37
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                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                            CAPITAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------

[SIDEBAR]

--------------------------------------------------------------------------------
                 Capital Growth Portfolio and the S&P 500 Index
              Comparison of Change in Value of $10,000 Investment.
--------------------------------------------------------------------------------

           [LINE GRAPH]

              CAPITAL         S&P
              GROWTH          500
             PORTFOLIO       INDEX

5/92           10000         10000
               10087          9958
               10925         10272
12/92          12724         10787
               13604         11256
               13635         11310
               14752         11598
12/93          15869         11867
               15387         11420
               14720         11470
               15553         12031
12/94          15353         12028
               16045         13195
               17479         14451
               20143         15596
12/95          21762         16532
               23919         17512
               25766         18399
               26224         19074
12/96          25951         20767
               26015         20860
               30540         24494
               33805         26326
12/97          33582         27079
               39281         30849
               41989         31864
               36869         28701
12/98          46502         34802
               50983         36534
               53243         39105
               51361         36663
12/99          67270         42118
               74984         43084
               71917         41940
               70336         41533
12/00          58217         38284

-----------------------------------
   AVERAGE ANNUAL TOTAL RETURNS
-----------------------------------

                 CAPITAL    S&P 500
                  GROWTH     INDEX
1 YEAR           -13.46%    -9.10%
5 YEARS           21.75%    18.30%
INCEPTION         22.53%    17.01%

Commencement of operations May 1, 1992. Past performance is not predictive of future performance.

This graph compares an initial $10,000 investment made in the Capital Growth Portfolio (the "Portfolio") at its inception with a similar investment in the S&P 500 Index. For the purposes of this graph and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions. Total return figures for periods of less than one year have not been annualized.

The S&P 500 Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates. Total returns do not reflect any separate account expenses imposed on the policies which may include a premium tax charge, account fees, cost of insurance, mortality expenses and surrender charges, as applicable.

[ENDSIDEBAR]

high-speed Internet access -- a service that many cable operators have been promising for years but have yet to deliver. Meanwhile, the company has already achieved 10% penetration for its high-speed Web offering, and adoption rates are accelerating. Finally, we believe the planned sale of Rainbow Media, Cablevision's programming division, will net the company a sizable premium and could provide further support for the stock.

Looking forward, it is far from clear whether the U.S. economy is on the path to a soft landing. For that reason, we are monitoring economic developments closely and have tried to maintain balance in the Portfolio by holding on to our more defensive positions while selectively adding companies we feel are capable of performing well in periods of economic turbulence. These additions include aircraft maker Boeing and pharmaceutical company Eli Lilly, together with several others. At the same time, however, we are not willing to overlook compelling opportunities created by the extended decline in technology stocks -- as evidenced by our recent addition of fast-growing Internet infrastructure company, Inktomi.

Finally, we were encouraged by the Federal Reserve's surprise decision to cut interest rates by 0.50% on January 3. Lower interest rates should go a long way toward restoring consumer confidence and may indeed help the economy avoid the recession so many investors fear. Regardless of the ultimate direction of the overall economy, however, we believe we have built a Portfolio of solid, core growth companies capable of performing well across a range of economic scenarios. Furthermore, we remain steadfast in our belief that a thorough understanding of the drivers behind each individual holding remains the best way to navigate even the most uncertain market environment.

Thank you for your continued confidence and investment with Janus Institutional.


38
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JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                            CAPITAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                       FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR

 FINANCIAL HIGHLIGHTS

                                             Year Ended       Year Ended       Year Ended       Year Ended      Year Ended
                                              December         December         December         December        December
                                              31, 2000         31, 1999         31, 1998         31, 1997        31, 1996
Net asset value, beginning of year          $      39.27     $      27.90     $      21.23     $      17.26     $     17.38

Income From Investment Operations
 Net investment income (loss)                                       (0.12)           (0.09)                            0.05
 Net gains and losses on securities
  (both realized and unrealized)                   (4.88)           12.31             8.25             4.99            3.24
                                            ------------     ------------     ------------     ------------     -----------

 Total from investment operations                  (4.88)           12.19             8.16             4.99            3.29

Less Distributions to Shareholders
 Dividends from net investment income                                                                                 (0.05)
 Dividends in excess of net
  investment income
 Distributions from capital gains                                   (0.82)           (1.49)           (0.81)          (3.36)
 Distributions in excess of capital gains          (1.82)                                             (0.21)
 Returns of capital
                                            ------------     ------------     ------------     ------------     -----------


 Total distributions                               (1.82)           (0.82)           (1.49)           (1.02)          (3.41)

Net asset value, end of year                $      32.57     $      39.27     $      27.90     $      21.23     $     17.26
                                            ============     ============     ============     ============     ===========

Total Return (A)                                  (13.46%)          44.65%           38.47%           29.41%          19.25%

Ratios to Average Net Assets:
 Expenses                                           1.05%            1.03%            1.09%            1.09%           1.13%
 Net investment income                             (0.60%)          (0.42%)          (0.38%)           0.02%           0.30%

Portfolio Turnover Rate                            23.17%           41.65%           54.58%           91.66%         147.82%

Net Assets, At End of Year                  $ 350,038,157    $ 365,864,399    $ 198,002,451    $ 124,123,995    $ 70,832,162

      (A) Total return assumes reinvestment of all dividends during the year and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.


                                                                              39
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

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                            CAPITAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------

            SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 2000

  COMMON STOCK--95.64%

Company                                                   Shares    Market Value
--------------------------------------------------------------------------------

Aerospace & Defense-1.38%
Boeing Co., The                                           73,055     $ 4,821,630
                                                                     -----------
Banking-7.37%
Bank of New York Co., Inc., The                          215,395      11,887,112
Citigroup, Inc.                                          272,591      13,919,178
                                                                     -----------
                                                                      25,806,290
                                                                     -----------
Beverages-1.58%
Anheuser-Busch Companies, Inc.                           121,700       5,537,350
                                                                     -----------
Broadcasting-9.06%
AT&T Corp. - Liberty Media Group+                        343,000       4,651,938
Cablevision Systems Corp.+                               113,400       9,631,913
Comcast Corp.+                                           417,165      17,416,639
                                                                     -----------
                                                                      31,700,490
                                                                     -----------
Commercial Services-0.00%
Autotote Corp.+                                            4,672          13,782
                                                                     -----------
Computer Equipment & Services-4.72%
EMC Corp.+                                               248,650      16,535,225
                                                                     -----------
Computer Network-4.09%
Cisco Systems, Inc.+                                     323,067      12,357,313
Inktomi Corp.+                                           110,170       1,969,289
                                                                     -----------
                                                                      14,326,602
                                                                     -----------
Computer Software - Mini & Micro-3 33%
Microsoft Corp.+                                         169,410       7,369,335
Sun Microsystems, Inc.+                                  153,050       4,266,269
                                                                     -----------
                                                                      11,635,604
                                                                     -----------
Diversified Operations-5.08%
General Electric Co.                                     370,865      17,778,341
                                                                     -----------
Electronic Components-3.54%
Linear Technology Corp.                                  268,200      12,404,250
                                                                     -----------
Electronics - Semiconductors-7.73%
Applied Materials, Inc.+                                 277,100      10,581,753
ASM Lithography Holding, NV+                             235,125       5,305,008
Texas Instruments, Inc.                                  236,015      11,181,211
                                                                     -----------
                                                                      27,067,972
                                                                     -----------
Entertainment & Leisure-2.15%
MGM Mirage, Inc.                                         267,020       7,526,626
                                                                     -----------
Financial Services-8.91%
American Express Co.                                     144,800       7,954,950
Charles Schwab Corp., The                                213,411       6,055,537
Fannie Mae                                               104,860       9,096,605
Morgan Stanley Dean Witter & Co.                         102,245       8,102,916
                                                                     -----------
                                                                      31,210,008
                                                                     -----------
Internet Services-0.70%
VeriSign, Inc.+                                           32,800       2,433,350
                                                                     -----------
Medical - Biotechnology-1.30%
Genentech, Inc.+                                          55,630       4,533,845
                                                                     -----------
Medical Supplies-1.27%
Applera Corp. - Applied Biosystems                         7,420       4,460,444
                                                                     -----------
Multimedia-7.04%
Time Warner, Inc.                                        233,265      12,185,764
Viacom, Inc., Class B+                                   266,266      12,447,936
                                                                     -----------
                                                                      24,633,700
                                                                     -----------
Oil & Gas - Distribution & Marketing-2 .55%
Enron Corp.                                              107,225       8,913,078
                                                                     -----------
Oil & Gas Producers-3.05%
Anadarko Petroleum Corp.                                 150,100      10,669,108
                                                                     -----------
Pharmaceutical-2.32%
Eli Lilly & Co.                                           21,825       2,031,089
Pfizer, Inc.                                             132,212       6,081,752
                                                                     -----------
                                                                       8,112,841
                                                                     -----------
Retail Stores-4.26%
Gap, Inc., The                                           178,075       4,540,913
Home Depot, Inc., The                                    119,077       5,440,330
Wal-Mart Stores, Inc.                                     93,045       4,943,016
                                                                     -----------
                                                                      14,924,259
                                                                     -----------

                            See notes to financial statements.


40
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

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                            CAPITAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------

       SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 2000-CONTINUED

  COMMON STOCK--CONTINUED

Company                                                   Shares    Market Value
--------------------------------------------------------------------------------

Telecommunications - Equipment
  & Services-9.72%
General Motors Corp., Class H+                           349,950    $  8,048,850
Nokia Oyj, SA, ADR                                       535,845      23,309,258
Nortel Networks Corp.                                     82,950       2,659,584
                                                                     -----------
                                                                      34,017,692
                                                                     -----------
Telecommunications - Integrated-1.60%
Telefonica, SA, ADR+                                     111,745       5,587,250
                                                                     -----------
Telecommunications - Wireless-2.89%
Nextel Communications, Inc.+                             155,980       3,860,505
Sprint Corp. - PCS Group+                                137,420       2,808,521
Vodafone Group, PLC, ADR                                  96,400       3,452,325
                                                                     -----------
                                                                      10,121,351
                                                                     -----------

  TOTAL COMMON STOCK
  (Cost $253,155,741)                                                334,771,088
                                                                     -----------

  TOTAL INVESTMENTS
  (Cost $253,155,741)                                     95.64%    334,771,088
Other assets, less liabilities                             4.36      15,267,069
                                                         -------     -----------

  TOTAL NET ASSETS                                       100.00%    $350,038,157
                                                         =======    ============

+Non-income producing security.

                       See notes to financial statements.


                                                                              41
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

                      [This page intentionally left blank]

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                             SMALL COMPANY PORTFOLIO
--------------------------------------------------------------------------------

"As we move into 2001, we believe that the small-cap growth segment will produce attractive investment opportunities given the environment of slowing earnings growth for many large-cap companies."

                                      --Stephen J. McGruder, Portfolio Manager--

--------------------------------------------------------------------------------

               ---------------------------------------------------
                                 INCEPTION DATE
                                 April 18, 1986

               ---------------------------------------------------

                                  FUND MANAGER
                            Lord, Abbett and Company

               ---------------------------------------------------

                        INVESTMENT OBJECTIVE AND STRATEGY
                 To achieve growth of capital by investing in a diversified portfolio primarily of U.S. equity securities issued by small companies.

               ---------------------------------------------------

                            NET ASSETS AS OF 12/31/00
                                   $80,284,431

               ---------------------------------------------------

                               NUMBER OF HOLDINGS
                                       184

               ---------------------------------------------------

                               PORTFOLIO TURNOVER
                                     54.38%

--------------------------------------------------------------------------------

               ---------------------------------------------------
                                 IN THIS SECTION
               ---------------------------------------------------

                                 Portfolio Facts

                                    Portfolio
                                   Composition

                              Financial Highlights

                                   Schedule of
                              Portfolio Investments

               ---------------------------------------------------

                              STEPHEN J. MCGRUDER,
                                       CFA
                                     Partner

                  o     Joined Lord, Abbett in 1995

                  o     30 years of industry experience

                  o     B.S. from Stanford University

                  o     B.A. in Business Economics from
                        Claremont McKenna College

                  o     Chartered Financial Analyst

               ---------------------------------------------------


                                                                              43
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

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                             SMALL COMPANY PORTFOLIO
--------------------------------------------------------------------------------

[SIDEBAR]

            [PIE CHART]
        Common Stock-98.12%
             Cash-1.88%

-------------------------------------
                         PERCENT OF
TOP TEN EQUITIES         PORTFOLIO++
-------------------------------------

Plantronics, Inc.           4.67%
Timberland Co., The         3.91%
OM Group, Inc.              2.45%
Acxiom Corp.                2.26%
Stillwater Mining Co.       2.15%
Corporate Executive
  Board Co., The            2.10%
Advanced Digital
  Information Corp.         1.85%
Louis Dreyfus Natural
  Gas Corp.                 1.82%
SkyWest, Inc.               1.68%
Iron Mountain, Inc.         1.63%

-------------------------------------
                         PERCENT OF
TOP TEN INDUSTRIES       PORTFOLIO++
-------------------------------------

Textiles & Apparel          8.20%
Computer Equipment
  & Services                8.07%
Retail Stores               6.67%
Pharmaceutical              6.64%
Commercial Services         6.34%
Oil & Gas Producers         5.71%
Telecommunications  -
  Equipment & Services      5.19%
Medical Products            5.12%
Computer Software -
  Mini & Micro              4.20%
Consulting Services         3.74%

++Represents market value of investments plus cash.

The Portfolio invests in stocks of developing companies which involve greater risk and are generally more volatile than investments in mature companies.

[END SIDEBAR]

Market Overview

      Volatility and a slowdown in trading volume plagued the small company growth market for most of 2000. During the first quarter, the combination of a strong economy and increased investor stock trading via the Internet created a volatile "market of extremes." During this time, we saw the prices of some technology and biotechnology company stocks rise to extraordinarily high levels. In many cases, these high prices were the result of the predominance of momentum styles of investing and excitement with everything "tech," and not because of attractive valuations. Then, during April and May, the performance of the technology-heavy Russell 2000 Index dropped substantially as investors in small company stocks generally showed intolerance for any earnings shortfall or reported company problem, no matter how slight. In addition, uncertainty around the Federal Reserve's activities and their potential influence on the economy led investors to retreat from the stocks of companies that had previously led the small company market's performance (e.g., technology, Internet). Instead, they sought safety in the stocks of more established firms that exhibited earnings history and other strong fundamentals. The stocks that fared the best over the course of the year ended up being the more "defensive" names in non-cyclical sectors (e.g. foods, drugs and healthcare) -- those in which investors were more confident that earnings expectations would be met. Conversely, many companies that spent heavily on capital equipment to increase capacity or relied largely on capital investments made by outside firms to drive their revenues made investors nervous, and many of their stocks suffered as a result. Slower U.S. economic growth coupled with widespread earnings shortfalls by several popular growth companies made many investors rethink their investment approach.

Portfolio Review

      While performance suffered during the year, in line with much of the small-cap growth segment, the JPVF Small Company Portfolio was able to significantly outperform the Russell 2000 Growth Index on a year-to-date basis. When the Growth Index declined sharply during the year, the Portfolio was able to perform well against it. However, during periods when the Growth Index


44
--------------------------------------------------------------------------------

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                             SMALL COMPANY PORTFOLIO
--------------------------------------------------------------------------------

roared back, the result of the performance of its larger capitalization names -- often technology companies or companies without earnings -- the Fund was not able to keep pace. Many of the Growth Index's best performers were higher priced, larger names outside of the guidelines within which the Portfolio typically invests. The healthcare sector was one of the more "defensive" areas that provided some healthy gains in select company stocks, while the Portfolio's overall exposure to technology stocks was the largest hindrance to performance, as that sector went through a nine-month-long valuation correction. The retail sector provided mixed results, generating some of the largest gains and deepest losses. Investors flirted heavily with retail names over the course of the year, often moving in during downturns in the technology and biotech sectors and retreating during tech and biotech rallies.

      During the first quarter of 2000, Portfolio performance benefited most significantly from holdings in the stocks of technology and biotechnology companies. The stocks of many of these companies continued to profit from both rapid multiple expansion and strong earnings growth that had carried over from the market enthusiasm of 1999. We were, however, underweighted in technology and biotechnology companies relative to the Growth Index, because we believed many of the stocks were overvalued. As a result, the Portfolio underperformed the Growth Index for the quarter.

      Throughout the market's down period in April and May, we took the opportunity to make select additions to the Portfolio across many industries in companies where we believed the fundamentals and prices were attractive. The Portfolio's performance kept pace with the Growth Index through May due to our relatively minimal exposure to faltering technology issues. However, in June, the resurgence of investors' enthusiasm, especially for the stocks of biotechnology companies, hurt the Portfolio's performance, as our exposure to these companies was minimal.

      While most market sectors contributed to Portfolio performance during the third quarter, the stocks of healthcare, finance and energy companies made the most significant contribution and select retail companies also performed well. In addition, as a result of rising oil prices, the stocks of energy companies performed well for the quarter. As in the first two quarters of the year, technology stocks continued to be extremely volatile. Jittery investors, unsure about the direction of interest rates and the strength or weakness of the economy, reacted to negative earnings reports by unpredictably jumping in and out of the market. Telecom/utilities stocks also struggled during the quarter


                                                                              45
--------------------------------------------------------------------------------

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                             SMALL COMPANY PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         Small Company Portfolio and the
                            Russell 2000 Growth Index
              Comparison of Change in Value of $10,000 Investment.
--------------------------------------------------------------------------------

[SIDEBAR]

[LINE GRAPH]

          SMALL COMPANY  RUSSELL 2000
            PORTFOLIO    GROWTH INDEX

4/86          10000         10000
              10372         10400
               9863          8710
12/86         10565          8806
              11914         11200
              12813         11045
              13698         11403
              10395          7883
              12119          9256
              13176          9844
              13151          9573
12/88         13129          9489
              14183         10194
              15054         10853
              16226         11823
              15669         11403
              15299         11100
              15505         11801
              12071          8721
12/90         12759          9418
              15336         12295
              15663         11869
              16103         13149
              16999         14238
              18699         14628
              17992         12871
              18527         13121
12/92         21506         15345
              22691         15070
              22524         15504
              23910         16951
              24925         17397
              24982         16688
              24337         15636
              26469         17097
12/94         26834         16974
              28241         17905
              29736         19682
              33164         21920
              34809         22244
              37702         23521
              39076         24896
              38570         24684
12/96         40537         24749
              38833         22153
              44729         26042
              52097         30448
              50105         27953
              53395         31274
              51272         29478
              39894         22886
12/98         44205         28296
              40113         27821
              43794         31925
              41405         30354
              50480         40489
              51933         44246
              44989         40985
              44744         39358
12/00         41460         31408

--------------------------------------
     AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------
                         RUSSELL 2000
               SMALL       GROWTH
              COMPANY       INDEX

1 YEAR        -17.87%      -22.43%
5 YEAR          3.56%        7.14%
10 YEAR        12.51%       12.80%
INCEPTION      10.15%        8.11%

Commencement of operations April 18, 1986. Past performance is not predictive of future performance.

This graph compares an initial $10,000 investment made in the Small Company Portfolio (the "Portfolio") at its inception with a similar investment in the Russell 2000 Growth Index. For the purposes of this graph and the accompanying table, the average annual total return for the Port folio reflects all recurring expenses and includes the reinvestment of all dividends and distributions. Total return figures for periods of less than one year have not been annualized.

The Russell 2000 Growth Index is an unmanaged index and include the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates. Total returns do not reflect any separate account expenses imposed on the policies which may include a premium tax charge, account fees, cost of insurance, mortality expenses and surrender charges, as applicable.

[ENDSIDEBAR]

as a result of the uncertainty about the continued growth potential in the cellular telephone industry.

      Poor performance during the fourth quarter was experienced by most market sectors across the Growth Index, with the stocks of technology companies seeing the most significant declines. Software companies that faced questions regarding future growth rates were particularly hard hit. However, the Portfolio was underweighted in the technology sector relative to the Growth Index. In general, the stocks of non-cyclical, consumer product companies served the Portfolio well, as they tend to respond favorably to a slowing economy. Careful stock picking was again the key to success in the retail sector, as investors had the tendency to bid up prices on stocks of retail companies when good news hit the airwaves. While there was widespread investor trepidation surrounding the presidential election and proposed healthcare spending, the stocks of many healthcare services companies were still able to post good relative performance.

Outlook

      As we move into 2001, we believe that the small-cap growth segment will produce attractive investment opportunities given the environment of slowing earnings growth for many large-cap companies. In addition, we expect the recent outperformance enjoyed by small-cap value companies may stimulate investor interest in small-cap growth companies. Coupled with the "soft landing" being engineered by the Federal Reserve, we believe that we are likely to see earnings growth and renewed price appreciation among many small-growth companies across many sectors.


46
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

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                             SMALL COMPANY PORTFOLIO
--------------------------------------------------------------------------------

                   FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR

FINANCIAL HIGHLIGHTS

                                              Year Ended       Year Ended         Year Ended     Year Ended         Year Ended
                                               December         December           December       December           December
                                               31, 2000         31, 1999           31, 1998       31, 1997           31, 1996
Net asset value, beginning of year          $      18.05     $      16.24     $      20.43     $      18.19     $      17.87

Income From Investment Operations
 Net investment income                                              (0.02)            0.22             0.09             0.06
 Net gains and losses on securities
  (both realized and unrealized)                   (3.22)            2.22            (2.59)            4.17             2.85
                                            ------------     ------------     ------------     ------------     ------------

 Total from investment operations                  (3.22)            2.20            (2.37)            4.26             2.91

Less Distributions to Shareholders
 Dividends from net investment income                               (0.02)           (0.19)           (0.09)           (0.06)
 Dividends in excess of net
  investment income
 Distributions from capital gains                                   (0.37)           (1.63)           (1.93)           (2.53)
 Distributions in excess of capital gains
 Returns of capital
                                            ------------     ------------     ------------     ------------     ------------

 Total distributions                                0.00            (0.39)           (1.82)           (2.02)           (2.59)

Net asset value, end of year                $      14.83     $      18.05     $      16.24     $      20.43     $      18.19
                                            ============     ============     ============     ============     ============
Total Return (A)                                  (17.87%)          14.20%          (11.78%)          23.60%           16.46%

Ratios to Average Net Assets:
 Expenses                                           0.83%            0.86%            0.87%            0.83%            0.85%
 Net investment income                             (0.54%)          (0.14%)           1.23%            0.47%            0.31%

Portfolio Turnover Rate                            54.38%          143.95%           43.06%           52.92%           49.75%

Net Assets, At End of Year                  $  80,284,431    $  92,991,539    $  78,343,648    $  81,505,107    $  62,166,366

(A) Total return assumes reinvestment of all dividends during the year and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.


                                                                              47
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

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                             SMALL COMPANY PORTFOLIO
--------------------------------------------------------------------------------

            SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 2000

   COMMON STOCK--97.54%

Company                                                    Shares   Market Value
--------------------------------------------------------------------------------

Aerospace & Defense-1.30%
Armor Holdings, Inc.+                                      41,700     $  727,144
Orbital Sciences Corp.+                                    76,200        314,325
                                                                      ----------
                                                                       1,041,469
                                                                      ----------
Airlines-2.79%
Frontier Airlines, Inc.+                                   29,100        900,281
SkyWest, Inc.                                              46,600      1,339,750
                                                                      ----------
                                                                       2,240,031
                                                                      ----------
Broadcasting-0.30%
Regent Communications, Inc.+                               40,500        240,469
                                                                      ----------
Building Construction-0.50%
Crossmann Communities, Inc.+                               19,300        405,300
                                                                      ----------
Chemicals-2.44%
OM Group, Inc.                                             35,800      1,955,575
                                                                      ----------
Commercial Services-6.30%
Advance Paradigm, Inc.+                                    24,400      1,110,200
Cornell Co., Inc.+                                          1,060          5,698
Healthcare Services Group, Inc.+                           26,400        168,300
Hooper Holmes, Inc.                                        65,100        720,006
Iron Mountain, Inc.+                                       35,100      1,303,088
NCO Group, Inc.+                                           18,400        558,900
TeleTech Holdings, Inc.+                                   64,900      1,192,538
                                                                      ----------
                                                                       5,058,730
                                                                      ----------
Computer Equipment & Services-8.03%
Acxiom Corp.+                                              46,400      1,806,700
Advanced Digital Information Corp.+                        64,100      1,474,300
CheckFree Corp.+                                           10,600        456,463
Cray, Inc.+                                                34,900         52,350
Infocus Corp.+                                             12,700        187,325
Insight Enterprises, Inc.+                                 30,750        551,578
Interlink Electronics, Inc.+                                6,300         79,931
NVIDIA Corp.+                                              18,800        615,993
RadiSys Corp.+                                             33,250        860,344
Silicon Storage Technology, Inc.+                          10,500        124,031
Xircom, Inc.+                                              15,100        234,050
                                                                      ----------
                                                                       6,443,065
                                                                      ----------
Computer Information & Technology-1.39%
iGate Capital Corp.+                                       33,800         97,175
Manhattan Associates, Inc.+                                10,800        460,350
MarchFirst, Inc.+                                          20,846         31,269
MICROS Systems, Inc.+                                      18,300        333,975
Multex.com, Inc.+                                          14,700        194,775
                                                                      ----------
                                                                       1,117,544
                                                                      ----------
Computer Network-0.30%
RSA Security, Inc.+                                         4,500        237,938
                                                                      ----------
                                                                         237,938
                                                                      ----------
Computer Software - Mainframe-1.55%
EXE Technologies, Inc.+                                    16,300        211,900
Manugistics Group, Inc.+                                   10,800        615,600
Metasolv Software, Inc.+                                    4,200         38,325
Verity, Inc.+                                              10,100        243,031
Watchguard Technologies, Inc.+                              4,400        139,150
                                                                      ----------
                                                                       1,248,006
                                                                      ----------
Computer Software - Mini & Micro-4.17%
Activision, Inc.+                                          23,400        353,925
BSQUARE Corp.+                                             12,200         73,200
Documentum, Inc.+                                          25,200      1,252,125
eCollege.com, Inc.+                                        20,500         83,281
Exchange Application, Inc.+                                14,200         17,307
IMRglobal Corp.+                                            9,900         53,213
National Instruments Corp.+                                11,450        556,041
Phoenix Technologies, Ltd.+                                18,200        245,416
Primus Knowledge Solutions, Inc.+                           8,600         55,900
Project Software & Development, Inc.+                      10,300        110,564
Take-Two Interactive Software, Inc.+                       10,400        119,600
THQ, Inc.+                                                 16,800        409,500
Virage, Inc.+                                               3,400         18,275
                                                                      ----------
                                                                       3,348,347
                                                                      ----------

                       See notes to financial statements.


49
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

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                             SMALL COMPANY PORTFOLIO
--------------------------------------------------------------------------------

      SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 2000--CONTINUED

   COMMON STOCK--CONTINUED

Company                                                     Shares  Market Value
--------------------------------------------------------------------------------

Consulting Services-3.72%
Corporate Executive Board Co., The+                         42,200    $1,678,108
DiamondCluster International, Inc.+                          9,900       301,950
eLoyalty Corp.+                                             60,500       391,362
First Consulting Group, Inc.+                               11,600        55,100
Forrester Research, Inc.+                                    9,100       455,569
Management Network Group, Inc., The+                         8,500       100,938
                                                                       ---------
                                                                       2,983,027
                                                                       ---------
Cosmetics & Personal Care-0.42%
Steiner Leisure, Ltd.+                                      24,200       338,800
                                                                       ---------
Delivery & Freight Services-0.28%
EGL, Inc.+                                                   9,400       225,013
                                                                       ---------
Electrical Equipment-0.64%
Dionex Corp.+                                                4,800       165,600
Helix Technology Corp.                                       4,300       101,789
SLI, Inc.                                                   37,900       243,981
                                                                       ---------
                                                                         511,370
                                                                       ---------
Electronic Components-2.81%
CTS Corp.                                                    5,300       193,119
Moog, Inc.+                                                  3,300        95,700
Sawtek, Inc.+                                               23,300     1,076,169
Technitrol, Inc.                                            14,700       604,538
Three-Five Systems, Inc.+                                   16,050       288,900
                                                                       ---------
                                                                       2,258,426
                                                                       ---------
Electronics-1.95%
Ampex Corp.+                                                67,900        25,463
Analogic Corp.                                              12,000       534,750
Artesyn Technologies, Inc.+                                 25,300       401,638
EMS Technologies, Inc.+                                     13,800       160,425
LeCroy Corp.+                                               16,300       201,713
Oak Technology, Inc.+                                       16,900       146,819
Universal Electronics, Inc.+                                 6,100        94,169
                                                                       ---------
                                                                       1,564,977
                                                                       ---------
Electronics - Semiconductors-1.23%
AXT, Inc.+                                                   9,600       317,400
Dallas Semiconductor Corp.                                   7,300       187,063
Fairchild Semiconductor, Co.+                               19,700       284,419
Pioneer-Standard Electronics, Inc.                           7,800        85,800
Rudolph Technologies, Inc.+                                  3,800       114,713
                                                                       ---------
                                                                         989,395
                                                                       ---------
Entertainment & Leisure-0.74%
Bally Total Fitness Holding Corp.+                          15,800       535,225
Cinar Corp.+                                                17,000        61,625
                                                                       ---------
                                                                         596,850
                                                                       ---------

Financial Services-2.10%
Federal Agricultural Mortgage Corp.+                        21,600       504,900
Investment Technology Group, Inc.+                           5,900       246,325
Metris Companies, Inc.                                      26,500       697,281
Raymond James Financial, Inc.                                6,600       230,175
                                                                       ---------
                                                                       1,678,681
                                                                       ---------
Food Products-0.78%
Horizon Organic Holding Corp.+                              15,500        68,781
Smithfield Foods, Inc.+                                      9,200       279,680
United Natural Foods, Inc.+                                 15,700       276,713
                                                                       ---------
                                                                         625,174
                                                                       ---------
Food Service & Restaurants-1.33%
Buca, Inc.+                                                  7,900       116,031
CEC Entertainment, Inc.+                                    18,700       638,138
P.F. Chang's China Bistro, Inc.+                            10,300       323,806
                                                                       ---------
                                                                       1,077,975
                                                                       ---------
Healthcare-2.00%
Apria Healthcare Group, Inc.+                               36,700     1,091,825
Matria Healthcare, Inc.+                                    16,475       158,572
Renal Care Group, Inc.+                                     12,900       353,743
                                                                       ---------
                                                                       1,604,140
                                                                       ---------

                       See notes to financial statements.


                                                                              49
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

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                             SMALL COMPANY PORTFOLIO
--------------------------------------------------------------------------------

       SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 2000-CONTINUED

   COMMON STOCK--CONTINUED

Company                                                    Shares   Market Value
--------------------------------------------------------------------------------

Human Resources-0.92%
Butler International, Inc.+                                14,150     $   65,444
Labor Ready, Inc.+                                         20,900         69,231
On Assignment, Inc.+                                       21,000        598,500
                                                                       ---------
                                                                         733,175
                                                                       ---------
Internet Services-1.27%
Alloy Online, Inc.+                                        14,800        113,775
Critical Path, Inc.+                                        3,600        110,700
CyberSource Corp.+                                         11,100         26,363
eMerge Interactive, Inc.+                                  12,900         46,763
Jupiter Media Metrix, Inc.+                                12,657        117,868
Lionbridge Technologies, Inc.+                             17,400         62,532
Netopia, Inc.+                                              7,300         31,481
Proxicom, Inc.+                                             4,900         20,213
S1 Corp.+                                                  44,100        231,525
Student Advantage, Inc.+                                   59,500        252,875
                                                                       ---------
                                                                       1,014,095
                                                                       ---------
Machinery-0.75%
Flow International Corp.+                                  20,400        224,400
Semitool, Inc.+                                            39,300        380,719
                                                                       ---------
                                                                         605,119
                                                                       ---------
Manufacturing-1.27%
Bio-Rad Laboratories , Inc.+                                1,700         54,060
Cable Design Technologies Corp.+                           28,350        476,634
Identix, Inc.+                                              1,600         12,560
Matthews International Corp.                               13,600        429,250
Therma-Wave, Inc.+                                          3,400         47,600
                                                                       ---------
                                                                       1,020,104
                                                                       ---------
Medical - Biotechnology-0.64%
Corixa Corp.+                                              16,700        465,513
Maxim Pharmaceuticals, Inc.+                                7,200         45,900
                                                                       ---------
                                                                         511,413
                                                                       ---------
Medical Products-5.08%
Arrow International, Inc.                                  20,700        779,808
ATS Medical, Inc.+                                         41,700        591,619
Coherent, Inc.+                                            25,200        819,000
Collateral Therapeutics, Inc.+                              2,000         35,375
Diagnostic Products Corp.                                   9,100        497,088
Hanger Orthopedic Group, Inc.+                             25,000         32,813
Hyseq, Inc.+                                                3,300         47,438
Invitrogen Corp.+                                           3,100        267,763
Medicines, Co.+                                             9,200        188,600
Orthofix International, NV+                                22,000        420,750
Radiance Medical Systems, Inc.+                            18,600         93,000
SonoSite, Inc.+                                            13,400        170,850
Theragenics Corp.+                                         28,600        143,000
                                                                       ---------
                                                                       4,087,104
                                                                       ---------
Mining & Metals - Ferrous
 & Nonferrous-0.30%
North American Palladium, Ltd.+                            26,700        240,300
                                                                       ---------
Mining & Metals - Precious-2.14%
Stillwater Mining Co.+                                     43,600      1,715,660
                                                                       ---------
Oil & Gas - Integrated-0.29%
Grant Prideco, Inc.+                                       10,600        232,538
                                                                       ---------
Oil & Gas Producers-5.67%
Evergreen Resources, Inc.+                                 18,600        718,425
EXCO Resources, Inc.+                                      21,100        329,688
Forest Oil Corp.+                                           9,800        361,375
Louis Dreyfus Natural Gas Corp.+                           31,700      1,452,256
Stone Energy Corp.+                                         9,800        632,590
Vintage Petroleum, Inc.                                    49,300      1,059,950
                                                                       ---------
                                                                       4,554,284
                                                                       ---------
Oil & Gas Services & Equipment-2.31%
Core Laboratories, NV+                                     42,600      1,163,513
Seitel, Inc.+                                              20,600        379,813
Superior Energy Services, Inc.+                            27,400        315,100
                                                                       ---------
                                                                       1,858,426
                                                                       ---------

                       See notes to financial statements.


50
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JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                             SMALL COMPANY PORTFOLIO
--------------------------------------------------------------------------------

      SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 2000--CONTINUED

   COMMON STOCK--CONTINUED

Company                                                  Shares     Market Value
--------------------------------------------------------------------------------

Pharmaceutical-6.61%
Albany Molecular Research, Inc.+                         16,500      $ 1,016,813
Barr Laboratories, Inc.+                                  8,350          609,028
ICOS Corp.+                                              21,600        1,121,850
ILEX Oncology, Inc.+                                     10,300          271,019
Kos Pharmaceuticals, Inc.+                               12,900          227,363
K-V Pharmaceutical Co.+                                   9,600          240,000
Noven Pharmaceutical, Inc.+                               6,600          246,675
Pharmaceutical Product
 Development, Inc.+                                      15,000          745,313
Scios, Inc.+                                             10,500          233,625
SICOR, Inc.+                                             30,800          444,675
SuperGen, Inc.+                                          10,400          144,300
                                                                     -----------
                                                                       5,300,661
                                                                     -----------
Professional Sports-0.42%
Championship Auto Racing Teams, Inc.+                    16,100          338,100
                                                                     -----------
Railroad-0.07%
RailWorks Corp.+                                         23,600           55,314
                                                                     -----------
Real Estate-0.50%
Catellus Development Corp.+                               9,200          161,000
Healthcare Realty Trust, Inc.                            11,200          238,000
                                                                     -----------
                                                                         399,000
                                                                     -----------

Retail Stores-6.63%
AnnTaylor Stores Corp.+                                  38,300          955,106
Children's Place Retail Stores, Inc., The+               31,100          629,775
Cost Plus, Inc.+                                         10,560          310,200
MSC Industrial Direct Co., Inc.+                         44,900          811,006
Pacific Sunwear of California, Inc.+                     40,950        1,049,344
ValueVision International, Inc.+                         29,200          368,650
Whole Foods Market, Inc.+                                19,600        1,198,050
                                                                     -----------
                                                                       5,322,131
                                                                     -----------
Telecommunications - Equipment &
 Services-5.16%
CellStar Corp.+                                          99,300          142,744
Comtech Telecommunications, Inc.+                        17,700          275,456
Plantronics, Inc.+                                       79,300        3,727,084
                                                                     -----------
                                                                       4,145,284
                                                                     -----------
Telecommunications - Integrated-0.39%
Lightbridge, Inc.+                                       16,200          212,625
Mpower Communication Corp.+                              19,800          101,475
                                                                     -----------
                                                                         314,100
                                                                     -----------
Telecommunications - Wireless-0.46%
Boston Communications Group+                             10,000          278,750
TALK.com, Inc.+                                          43,900           63,106
U.S. Wireless Corp.+                                      6,300           27,563
                                                                     -----------
                                                                         369,419
                                                                     -----------
Telecommunications - Wireline-0.37%
Aegis Communications Group, Inc.+                        90,600           72,480
Lexent, Inc.+                                             7,600          130,150
Luminent, Inc.+                                          15,800           95,046
                                                                     -----------
                                                                         297,676
                                                                     -----------
Textiles & Apparel-8.14%
Cutter & Buck, Inc.+                                     16,300          124,288
G & K Services, Inc.                                     29,800          838,125
Guess?, Inc.+                                            26,000          138,125
Kenneth Cole Productions, Inc.+                          12,250          493,063
Quicksilver, Inc.+                                       47,600          922,250
Tarrant Apparel Group+                                   26,400           95,700
Timberland Co., The+                                     46,700        3,123,063
Tropical Sportswear Int'l Corp.+                         29,500          409,313
Vans, Inc.+                                              23,600          399,725
                                                                     -----------
                                                                       6,543,652
                                                                     -----------
Travel Services-0.65%
American Classic Voyages Co.+                            18,200          254,800
Pegasus Solutions, Inc.+                                 38,550          267,441
                                                                     -----------
                                                                         522,241
                                                                     -----------
Water Treatment-0.43%
Ionics, Inc.+                                            12,100          343,338
                                                                     -----------
 TOTAL COMMON STOCK
 (Cost $79,102,098)                                                   78,313,436
                                                                     -----------
 TOTAL INVESTMENTS
 (Cost $79,102,098)                                       97.54%      78,313,436
Other assets, less liabilities                             2.46        1,970,995
                                                         -------     -----------


 TOTAL NET ASSETS                                        100.00%     $80,284,431
                                                         =======     ===========

+Non-income producing security.

                       See notes to financial statements.


                                                                              51
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

                      [This page intentionally left blank]

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                                GROWTH PORTFOLIO
--------------------------------------------------------------------------------

"...we will focus on the well-managed growth companies that are most levered to the benefits of lower interest rates and a re-accelerating economy."

                                          --Ronald C. Ognar, Portfolio Manager--

--------------------------------------------------------------------------------

                                 INCEPTION DATE
                                 January 1, 1998

               ---------------------------------------------------

                                  FUND MANAGER
                         Strong Capital Management, Inc.

               ---------------------------------------------------

                        INVESTMENT OBJECTIVE AND STRATEGY
                  To seek capital growth by investing primarily
                              in equity securities.

               ---------------------------------------------------

                            NET ASSETS AS OF 12/31/00
                                   $79,541,483

               ---------------------------------------------------

                               NUMBER OF HOLDINGS
                                       96

               ---------------------------------------------------

                               PORTFOLIO TURNOVER
                                     344.98%

               ---------------------------------------------------

                    ----------------------------------------
                                 IN THIS SECTION
                    ----------------------------------------

                                 Portfolio Facts

                                    Portfolio
                                   Composition

                              Financial Highlights

                                   Schedule of
                              Portfolio Investments

                    ----------------------------------------

                              RONALD C. OGNAR, CFA

                    o     Joined Strong in 1993

                    o     32 years of investment experience

                    o     B.S. from University of Illinois

                    o     Chartered Financial Analyst

                    ----------------------------------------


                                                                              53
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

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                                GROWTH PORTFOLIO
--------------------------------------------------------------------------------

[SIDEBAR]

            [PIE CHART]
       Common Stock - 88.61%
           Cash - 11.39%

------------------------------------------
                               PERCENT OF
TOP TEN EQUITIES               PORTFOLIO++
------------------------------------------

Kohl's Corp.                    3.64%
Juniper Networks, Inc.          3.38%
Cisco Systems, Inc.             2.89%
Freddie Mac                     2.52%
Comverse Technology, Inc.       2.25%
Pfizer, Inc.                    2.24%
Check Point Software
  Technologies, Inc.            1.95%
Cardinal Health, Inc.           1.94%
Laboratory Corp. of
  America                       1.93%
Fannie Mae                      1.90%

------------------------------------------
                               PERCENT OF
TOP TEN INDUSTRIES             PORTFOLIO++
------------------------------------------

Financial Services             11.10%
Pharmaceutical                  7.26%
Retail Stores                   6.91%
Computer Network                6.82%
Banking                         6.46%
Healthcare                      5.90%
Medical - Biotechnology         5.10%
Telecommunications -
  Equipment & Services          4.31%
Commercial Services             4.06%
Computer Equipment
  & Services                    4.00%

++Represents market value of investments plus cash.

[END SIDEBAR]

      The big summer rally we saw in August quickly fizzled after Labor Day as the S&P 500 Index and the Nasdaq Composite Index gave back their gains. Higher oil prices, a weak Euro, sluggish PC demand, and concerns over decreased spending on telecom equipment all contributed to worries over slower earnings growth. Though evidence mounted that the Federal Reserve was finished raising interest rates, the markets were pressured by fears that the economy may be slowing too much and headed for a recession.

      As we moved through the fourth quarter, the U.S. equity markets continued to move lower. Concerns over economic weakness and slow corporate profit growth continued. The confusion caused by the election only added to the unease in the markets. Technology stocks were the most affected during the period as weakness in the PC sector and fears of a dramatic slowdown in telecom equipment spending pushed investors into more defensive categories such as healthcare and financial services.

      The Portfolio benefited throughout the last half of the year by maintaining a diverse list of companies spread across various sectors and market capitalization. In many instances, companies in similar industries with similar products had very different stock price performance. The Portfolio was affected by the sharp sell-off in telecom equipment and networking technology companies, particularly in the last few months of the year. However, the


54
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

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                                GROWTH PORTFOLIO
--------------------------------------------------------------------------------

added weightings in healthcare and financial services companies generated positive returns for the Portfolio and helped offset the tech correction. Financial companies benefited from the anticipation of Fed rate cuts and healthcare companies rose with the rotation to more defensive stable growth industries. While some of the Portfolio's holdings in premier growth technology stocks were down in the quarter, we remain committed to these long-term leaders in the growth of the networked economy.

      Now that the Federal Reserve has formally moved to an easing bias, we expect multiple interest rate cuts by mid-year as the Fed tries to engineer a soft landing for the U.S. economy. Additionally, with the Bush administration's entry to the White House comes renewed prospects for upcoming tax cuts. Therefore, our outlook for the next several months is optimistic as stocks typically do well with these two macroeconomic tailwinds. In this environment, we will focus on the well-managed growth companies that are most levered to the benefits of lower interest rates and a re-accelerating economy.

[SIDEBAR]

--------------------------------------------------------------------------------
                Growth Portfolio and Russell Midcap Growth Index
              Comparison of Change in Value of $10,000 Investment.
--------------------------------------------------------------------------------

           [LINE GRAPH]

                         RUSSELL MIDCAP
              GROWTH         GROWTH
             PORTFOLIO       INDEX

1/98           10000         10000
               11160         11238
6/98           11691         11232
               10420          9356
12/98          13114         11834
               14487         12239
6/99           15102         13514
               15055         12837
12/99          23652         17904
               28610         21686
6/00           25892         20080
               28234         20586
12/00          22301         15802

-----------------------------------
  AVERAGE ANNUAL TOTAL RETURNS
-----------------------------------

                          RUSSELL
                           MIDCAP
                          GROWTH
               GROWTH      INDEX

1 YEAR         -5.71%     -11.75%
INCEPTION      30.71%      16.49%

Commencement of operations January 1, 1998. Past performance is not predictive of future performance.

This graph compares an initial $10,000 investment made in the Growth Portfolio (the "Portfolio") at its inception with a similar investment in the Russell Midcap Growth Index. For the purposes of this graph and the accompanying table, the average annual total return for the Port folio reflects all recurring expenses and includes the reinvestment of all dividends and distributions. Total return figures for periods of less than one year have not been annualized.

The Russell Midcap Growth Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates. Total returns do not reflect any separate account expenses imposed on the policies which may include a premium tax charge, account fees, cost of insurance, mortality expenses and surrender charges, as applicable.

[ENDSIDEBAR]


                                                                              55
--------------------------------------------------------------------------------

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                                GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                   FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR

  FINANCIAL HIGHLIGHTS

                                                 Year Ended          Year Ended       Year Ended
                                                  December            December         December
                                                  31, 2000            31, 1999         31, 1998
Net asset value, beginning of year          $        23.38     $        13.11     $        10.00

Income From Investment Operations
 Net investment loss                                                    (0.06)             (0.05)
 Net gains and losses on securities
   (both realized and unrealized)                    (0.96)             10.50               3.16
                                            --------------     --------------     --------------

 Total from investment operations                    (0.96)             10.44               3.11

Less Distributions to Shareholders
 Dividends from net investment income
 Dividends in excess of net
   investment income
 Distributions from capital gains                                       (0.17)
 Distributions in excess of capital gains            (1.74)
 Returns of capital
                                            --------------     --------------     --------------

 Total distributions                                 (1.74)             (0.17)              0.00

Net asset value, end of year                $        20.68     $        23.38     $        13.11
                                            ==============     ==============     ==============

Total Return (A)                                     (5.71%)            80.36%             31.14%

Ratios to Average Net Assets:
 Expenses                                             0.84%              0.96%              1.08%
 Net investment income                               (0.23%)            (0.54%)            (0.47%)

Portfolio Turnover Rate                             344.98%            326.19%            283.36%

Net Assets, At End of Year                  $    79,541,483    $    44,334,220    $    11,543,742


(A) Total return assumes reinvestment of all dividends during the year and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.


56
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                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                                GROWTH PORTFOLIO
--------------------------------------------------------------------------------

            SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 2000

   COMMON STOCK--91.47%

 Company                                                   Shares   Market Value
--------------------------------------------------------------------------------

Banking-6.67%
Citigroup, Inc.                                            11,000     $  561,688
Fifth Third Bancorp                                        13,000        776,750
First Tennessee National Corp.                             16,000        463,000
Golden West Financial Corp.                                11,000        742,500
Northern Trust Corp.                                       13,500      1,101,094
PNC Financial Services Group                               10,500        767,156
State Street Corp.                                          4,300        534,103
TCF Financial Corp.                                         8,000        356,500
                                                                       ---------
                                                                       5,302,791
                                                                       ---------
Broadcasting-0.46%
Charter Communications, Inc.+                              16,000        363,000
                                                                       ---------
Building Construction-0.61%
Pulte Corp.                                                11,500        485,156
                                                                       ---------
Commercial Services-4.19%
Concord EFS, Inc.+                                         23,000      1,010,563
Express Scripts, Inc+                                       4,500        460,125
Laboratory Corp. of America+                                9,000      1,584,000
Paychex, Inc.                                               5,700        277,163
                                                                       ---------
                                                                       3,331,851
                                                                       ---------
Computer Equipment & Services-4.13%
Comverse Technology, Inc.+                                 17,000      1,846,625
EMC Corp.+                                                 15,900      1,057,350
Fiserv, Inc.+                                               8,000        379,500
                                                                       ---------
                                                                       3,283,475
                                                                       ---------
Computer Information & Technology-0.54%
Interwoven, Inc.+                                           6,500        428,594
                                                                       ---------
Computer Network-7.05%
Brocade Communications Systems, Inc.+                       5,000        459,063
Cisco Systems, Inc.+                                       62,000      2,371,492
Juniper Networks, Inc.+                                    22,000      2,773,375
                                                                       ---------
                                                                       5,603,930
                                                                       ---------
Computer Software - Mini & Micro-3.33%
Check Point Software Technologies, Inc.+                   12,000      1,602,750
Siebel Systems, Inc.+                                       7,000        474,250
VERITAS Software Corp.+                                     6,500        568,750
                                                                       ---------
                                                                       2,645,750
                                                                       ---------
Consulting Services-0.04%
Corporate Executive Board Co., The+                           900         35,789
                                                                       ---------
Electronic Components-0.17%
Xilinx, Inc.+                                               3,000        138,375
                                                                       ---------
Electronics-1.56%
Gemstar International Group, Ltd.+                         11,000        510,125
Powerwave Technologies, Inc.+                              12,500        731,250
                                                                       ---------
                                                                       1,241,375
                                                                       ---------
Electronics - Semiconductors-1.76%
Applied Micro Circuits Corp.+                               8,000        600,375
SDL, Inc.+                                                  2,000        296,375
TriQuint Semiconductor, Inc.+                              11,500        502,406
                                                                       ---------
                                                                       1,399,156
                                                                       ---------
Entertainment & Leisure-0.58%
Carnival Corp.                                             15,000        462,188
                                                                       ---------
Environmental Controls-0.89%
Waters Corp.+                                               8,500        709,750
                                                                       ---------
Financial Services-11.46%
Ambac Financial Group, Inc.                                20,000      1,166,250
Countrywide Credit Industries, Inc.                         7,000        351,750
Freddie Mac                                                30,000      2,066,250
Fannie Mae                                                 18,000      1,561,500
Lehman Brothers Holdings, Inc.                              8,000        541,000
Merrill Lynch & Co., Inc.                                   7,000        477,313
MGIC Investment Corp.                                       4,000        269,750
Morgan Stanley Dean Witter & Co.                           10,000        792,500
USA Education, Inc.                                        13,000        884,000
Waddell & Reed Financial, Inc.                              9,000        338,625
Washington Mutual, Inc.                                    12,500        663,281
                                                                       ---------
                                                                       9,112,219
                                                                       ---------
Healthcare-6.09%
Cardinal Health, Inc.                                      16,000      1,594,000
Quest Diagnostics, Inc.+                                    6,000        852,000
UnitedHealth Group, Inc.                                   22,200      1,362,525
WellPoint Health Networks, Inc.+                            9,000      1,037,250
                                                                       ---------
                                                                       4,845,775
                                                                       ---------
Insurance-3.95%
Ace, Ltd.                                                  22,500        954,844
Everest Re Group, Ltd.                                      5,700        408,263
Hartford Financial Services
 Group, Inc., The                                           4,000        282,500
PartnerRe Ltd.                                              5,200        317,200
UnumProvident Corp.                                        11,000        295,625
XL Capital, Ltd.                                           10,100        882,488
                                                                       ---------
                                                                       3,140,920
                                                                       ---------

                       See notes to financial statements.


                                                                              57
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

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                                GROWTH PORTFOLIO
--------------------------------------------------------------------------------
       SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 2000-CONTINUED

   COMMON STOCK--CONTINUED

Company                                                    Shares   Market Value
--------------------------------------------------------------------------------

Internet Services-1.44%
BEA Systems, Inc.+                                         17,000     $1,144,313
                                                                       ---------
Manufacturing-0.59%
Millipore Corp.                                             7,500        472,500
                                                                       ---------
Medical - Biotechnology-5.27%
Genzyme Corp.+                                             13,500      1,214,156
Human Genome Sciences, Inc.+                               10,200        706,988
IDEC Pharmaceuticals Corp.+                                 1,600        303,300
Millennium Pharmaceuticals, Inc.+                          14,000        866,250
Pharmacia Corp.                                            18,000      1,098,000
                                                                       ---------
                                                                       4,188,694
                                                                       ---------
Medical Products-0.07%
Vascular Solutions, Inc.+                                   7,500         55,313
                                                                       ---------
Medical Supplies-1.42%
Applera Corp. - Applied Biosystems                         12,000      1,128,750
                                                                       ---------
Oil & Gas - Distribution & Marketing-1.68%
El Paso Energy Corp.                                       14,000      1,002,750
Valero Energy Corp.                                         9,000        334,688
                                                                       ---------
                                                                       1,337,438
                                                                       ---------

Oil & Gas - Integrated-1.45%
Nabors Industries, Inc.+                                   11,500        680,225
Weatherford International, Inc.+                           10,000        472,500
                                                                       ---------
                                                                       1,152,725
                                                                       ---------
Oil & Gas Producers-2.34%
Anadarko Petroleum Corp.                                   10,000        710,800
Coastal Corp., The                                         12,000      1,059,750
Cross Timbers Oil Co.                                       3,400         94,350
                                                                       ---------
                                                                       1,864,900
                                                                       ---------
Oil & Gas Services & Equipment-3.01%
Baker Hughes, Inc.                                         14,000        581,875
BJ Services Co.+                                            6,000        413,250
Dynegy, Inc.                                               25,000      1,401,563
                                                                       ---------
                                                                       2,396,688
                                                                       ---------
Pharmaceutical-7.49%
Allergan, Inc.                                          10,000           968,125
ALZA Corp.+                                             13,000           552,500
Biovail Corp.+                                           7,500           291,300
Elan Corp., PLC, ADR+                                   10,000           468,125
King Pharmaceuticals, Inc.+                             12,600           651,263
Pfizer, Inc.                                            40,000         1,840,000
Teva Pharmaceutical Industries, Ltd.                     3,500           256,375
Titan Pharmaceuticals, Inc.+                             9,000           318,330
Watson Pharmaceuticals, Inc.+                           12,000           614,250
                                                                     -----------
                                                                       5,960,268
                                                                     -----------
Real Estate-0.49%
Starwood Hotels & Resorts
 Worldwide, Inc.                                        11,000           387,750
                                                                     -----------
Retail Stores-7.12%
Bed Bath & Beyond, Inc.+                                20,000           447,500
Dollar Tree Stores, Inc.+                               15,000           367,500
Home Depot, Inc., The                                   10,000           456,875
Kohl's Corp.+                                           49,000         2,989,000
Talbots, Inc., The                                       8,000           365,000
Walgreen Co.                                            25,000         1,045,313
                                                                     -----------
                                                                       5,671,188
                                                                     -----------
Telecommunications - Equipment &
 Services-4.45%
Aeroflex, Inc.+                                          9,000           259,453
Amdocs, Ltd.+                                            4,800           318,000
CIENA Corp.+                                            18,500         1,505,438
Nokia Oyj, SA, ADR                                      24,000         1,044,000
QUALCOMM, Inc.+                                          5,000           410,938
                                                                     -----------
                                                                       3,537,829
                                                                     -----------
Textiles & Apparel-0.49%
Nike, Inc., Class B                                      7,000           390,688
                                                                     -----------
Utilities - Electric & Gas-0.68%
Calpine Corp.+                                          12,000           540,750
                                                                     -----------
 TOTAL COMMON STOCK
 (Cost $68,930,656)                                                   72,759,888
                                                                     -----------
 TOTAL INVESTMENTS
 (Cost $68,930,656)                                      91.47%       72,759,888
Other assets, less liabilities                            8.53         6,781,595
                                                        -------      -----------
 TOTAL NET ASSETS                                       100.00%      $79,541,483
                                                        =======      ===========

+Non-income producing security.


                       See notes to financial statements.


58
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JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                            S&P 500 INDEX PORTFOLIO
--------------------------------------------------------------------------------

"After a robust stock market performance in 1999 led by the technology sector, the S&P 500 suffered a volatile year in 2000."

                            --Barclays Global Fund Advisors, Portfolio Manager--

--------------------------------------------------------------------------------

                                 INCEPTION DATE
                                  May 1, 2000

               ---------------------------------------------------

                                  FUND MANAGER
                         Barclays Global Fund Advisors

               ---------------------------------------------------

                       INVESTMENT OBJECTIVE AND STRATEGY
                  To approximate, before fees and expenses, the
               total rate of return of common stocks represented
                             by the S&P 500 Index.

               ---------------------------------------------------

                           NET ASSETS AS OF 12/31/00
                                  $175,931,207

               ---------------------------------------------------

                               NUMBER OF HOLDINGS
                                      501

               ---------------------------------------------------

                               PORTFOLIO TURNOVER
                                     5.26%

--------------------------------------------------------------------------------

                    ----------------------------------------
                                 IN THIS SECTION
                    ----------------------------------------

                                 Portfolio Facts

                                    Portfolio
                                   Composition

                              Financial Highlights

                                   Schedule of
                              Portfolio Investments

                    ----------------------------------------


                                                                              59
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                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                            S&P 500 INDEX PORTFOLIO
--------------------------------------------------------------------------------
[PIE CHART]

[SIDEBAR]

                [PIE CHART]

            Common Stock-94.66%
        S&P 500 Index Futures-4.93%
       Cash & Cash Equivalents-0.41%

-----------------------------------------
                              PERCENT OF
TOP TEN EQUITIES              PORTFOLIO++
-----------------------------------------

General Electric Co.             3.84%
Exxon Mobil Corp.                2.44%
Pfizer, Inc.                     2.34%
Cisco Systems, Inc.              2.22%
Citigroup, Inc.                  2.07%
Wal-Mart Stores, Inc.            1.92%
Microsoft Corp.                  1.87%
American International
 Group, Inc.                     1.85%
Merck & Co., Inc.                1.74%
Intel Corp.                      1.64%

-----------------------------------------
                              PERCENT OF
TOP TEN INDUSTRIES            PORTFOLIO++
-----------------------------------------

Pharmaceutical                   8.52%
Banking                          6.87%
Financial Services               5.77%
Retail Stores                    5.63%
Oil & Gas - Integrated           4.76%
Computer Equipment
 & Services                      4.70%
Diversified Operations           4.04%
Insurance                        3.94%
Computer Software -
 Mini & Micro                    3.62%
Electronics -
 Semiconductors                  3.52%

   ++Represents market value of
      investments plus cash.

"S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Jefferson Pilot Variable Corporation. Ensemble, Allegiance, Pilot, and Alpha products are not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing either of these products.

[ENDSIDEBAR]

      After a robust stock market performance in 1999 led by the technology sector, the S&P 500 suffered a volatile year in 2000. Responding to economic data, investors shifted back and forth from technology and growth stocks to value and "old economy" stocks. The Federal Reserve Board (the "Fed"), concerned that the US economy was over-heating, attempted to control inflation and provide a "soft landing" by raising interest rates. The S&P 500 Index ended the year down 9.10%.

      Economic indicators released in early 2000 rekindled inflationary concerns. Most notably, the 1999 Gross Domestic Product ("GDP") growth rate was revised upward from 6.9% to 7.3%, and the fourth quarter Employment Cost Index was higher than estimated. Retail sales for December were also up 1.2%, consistent with consumer confidence, which was at the highest level in thirty-two years. Concerns over strong consumer spending in a tight labor market brought action from the Fed. Its chairman, Alan Greenspan, announced his intention to raise interest rates until the economy was sufficiently slowed, targeting 3-4% annual growth for the GDP.

      In January and February, value stocks outpaced growth ones. The Fed raised the federal funds rate a quarter point in February and again in March. The S&P 500 Index hit a new all-time high of 1552.87 on March 24th. The technology sector of the S&P Index, which had faltered in January, made a strong comeback in February and March. The Nasdaq reached a new high of 5048.62 on March 10th, and the quarter ended with the S&P up 2.29%, and growth sectors outpacing value ones.

      The second quarter repeated the month-to-month volatility of the first. The US District Court's ruling against Microsoft on April 3rd sent the stock tumbling more than 14%, triggering a sell-off among technology stocks. A 0.50% rate increase by the Fed on May 16th sent stocks tumbling again. This was


60
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JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                             S&P 500 INDEX PORTFOLIO
--------------------------------------------------------------------------------

the sixth increase in 12 months, and the new rate of 6.5% was the highest since January 1991. The market recovered partially when June economic data reported lower home sales and durable goods orders, showing that the economy was slowing. Many investors repeated the same pattern of returning to growth issues when economic data showed signs of a "soft landing." The S&P Index ended the second quarter down 2.66%.

      High oil prices, a weak Euro, and a slower economy, created new concerns over corporate profits in the third quarter. High month-to-month market volatility continued with downward swings in July and September, and an upward trend in August, when lower than expected US retail sales numbers eased investor concerns about the threat of inflation and higher interest rates. Profit warnings from Intel and Apple Computer sent their stocks down almost 50%. The technology weighting in the S&P 500 declined from a March high of approximately 35% to about 22% at the end of the year. The third quarter finished with the S&P 500 Index off 0.97%.

      Profit concerns accelerated in the fourth quarter. The annualized GDP growth rate was revised downward to 2.4%, below the 3-4% targeted by the Federal Reserve Board. Stock prices of highly valued technology stocks came under pressure after earnings warnings from leaders such as IBM and Nortel Networks. Profits of the technology sector, which had been 42% in the third quarter, fell to 4% in the fourth. The loss in valuation of the technology sector brought the S&P 500 down 7.82% for the fourth quarter, and down 9.10% for the year. The S&P 500 Barra Indexes show the year's retreat from growth sectors to value sectors. The S&P 500 Barra Value Index rose 6.08% for the year, while the corresponding Growth Index was down 22.08%.

[SIDEBAR]

--------------------------------------------------------------------------------
                  S&P 500 Index Portfolio and the S&P 500 Index
              Comparison of Change in Value of $10,000 Investment.
--------------------------------------------------------------------------------

[LINE GRAPH]


                  S&P 500
                   INDEX                S&P 500
                 PORTFOLIO               INDEX

5/1/00             10000                 10000
                    9793                  9795
6/30/00            10029                 10037
                    9872                  9880
                   10480                 10494
9/30/00             9926                  9939
                    9882                  9897
                    9102                  9117
12/31/00            9145                  9162

----------------------------------------
      AVERAGE ANNUAL TOTAL RETURNS
----------------------------------------

                    S&P 500
                     INDEX       S&P 500
                   PORTFOLIO      INDEX
INCEPTION           -8.55%        -8.38%

Commencement of operations May 1, 2000. Past performance is not predictive of future performance.

This graph compares an initial $10,000 investment made in the S&P 500 Index Portfolio (the "Portfolio") at its inception with a similar investment in the S&P 500 Index. For the purposes of this graph and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions. Total return figures for periods of less than one year have not been annualized.

The S&P 500 Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates. Total returns do not reflect any separate account expenses imposed on the policies which may include a premium tax charge, account fees, cost of insurance, mortality expenses and surrender charges, as applicable.

[ENDSIDEBAR]


                                                                              61
--------------------------------------------------------------------------------

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                            S&P 500 INDEX PORTFOLIO
--------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

FINANCIAL HIGHLIGHTS
                                                        Period from
                                                        May 1, 2000
                                                          through
                                                         December
                                                        31, 2000 (A)

Net asset value, beginning of period                    $      10.00

Income From Investment Operations
 Net investment income                                          0.06
 Net gains and losses on securities
 (both realized and unrealized)                                (0.92)
                                                        ------------
 Total from investment operations                              (0.86)

Less Distributions to Shareholders
 Dividends from net investment income
 Dividends in excess of net
  investment income
 Distributions from capital gains
 Distributions in excess of capital gains
 Returns of capital
                                                        ------------

 Total distributions                                            0.00

Net asset value, end of period                          $       9.14
                                                        ============

Total Return (B)                                               (8.55%)

Ratios to Average Net Assets:
 Expenses                                                       0.28% (C)
 Net investment income                                          1.03% (C)

Portfolio Turnover Rate                                         5.26%

Net Assets, At End of Period                            $ 175,931,207


(A) Per share data calculated from the initial offering date, May 1, 2000, for sale to Jefferson Pilot Financial separate accounts.

(B) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost. Total returns for periods of less than one year have not been annualized.

(C) Jefferson Pilot Investment Advisory Corp. ("JPIA") has entered into an Expense Reimbursement Plan with the Portfolio. JPIA has agreed to maintain the operating expenses (excluding interest, taxes, brokerage commissions or extraordinary expenses) of the Portfolio at an annual rate of 0.28% of average daily net assets. Had these fees not been reimbursed, the expense ratio would have been 0.33% and the net investment income ratio would have been 0.98% for the period from May 1, 2000 through December 31, 2000. Per share data and ratios are calculated on an annualized basis.


62
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JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                             S&P 500 INDEX PORTFOLIO
--------------------------------------------------------------------------------

            SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 2000

 COMMON STOCK 94.64%

Company                                                 Shares      Market Value
--------------------------------------------------------------------------------

Advertising-0.23%
Interpublic Group of
 Companies, Inc., The                                    4,378       $   186,339
Omnicom Group, Inc.                                      2,525           209,259
                                                                     -----------
                                                                         395,598
                                                                     -----------
Aerospace & Defense-1.49%
B.F. Goodrich Co., The                                   1,448            52,671
Boeing Co., The                                         12,623           833,118
General Dynamics Corp.                                   2,824           220,272
Honeywell International, Inc.                           11,335           536,287
Lockheed Martin Corp.                                    6,106           207,299
Northrop Grumman Corp.                                   1,010            83,830
Raytheon Co., Class B                                    4,864           151,088
United Technologies Corp.                                6,656           523,328
                                                                     -----------
                                                                       2,607,893
                                                                     -----------
Agricultural Operations-0.08%
Archer-Daniels-Midland Co.                               8,995           134,925
                                                                     -----------
Airlines-0.26%
AMR Corp.+                                               2,145            84,057
Delta Air Lines, Inc.                                    1,748            87,728
Southwest Airlines Co.                                   7,127           238,968
US Airways Group, Inc.+                                    962            39,021
                                                                     -----------
                                                                         449,774
                                                                     -----------
Appliances-0.05%
Maytag Corp.                                             1,102            35,608
Whirlpool Corp.                                            942            44,922
                                                                     -----------
                                                                          80,530
                                                                     -----------
Automotive Manufacturing-0.63%
Ford Motor Co.                                          26,633           624,209
General Motors Corp.                                     8,027           408,875
Navistar International Corp.+                              853            22,338
PACCAR, Inc.                                             1,076            52,993
                                                                     -----------
                                                                       1,108,415
                                                                     -----------
Automotive Parts & Equipment-0.25%
Cooper Tire & Rubber Co.                                 1,062            11,284
Cummins Engine Co., Inc.                                   594            22,535
Dana Corp.                                               2,140            32,769
Delphi Automotive Systems Corp.                          7,932            89,235
Genuine Parts Co.                                        2,441            63,924
Goodyear Tire & Rubber Co., The                          2,239            51,475
Johnson Controls, Inc.                                   1,229            63,908
TRW, Inc.                                                1,770            68,588
Visteon Corp.                                            1,873            21,540
                                                                     -----------
                                                                         425,258
                                                                     -----------
Automotive Truck Rental-0.01%
Ryder System, Inc.                                         854            14,198
                                                                     -----------
Banking-6.88%
AmSouth Bancorporation                                   5,324            81,191
Bank of America Corp.                                   23,129         1,061,043
Bank of New York Co., Inc., The                         10,512           580,131
Bank One Corp.                                          16,456           602,701
Charter One Financial, Inc.                              2,970            85,759
Chase Manhattan Corp., The                              18,633           846,637
Citigroup, Inc.                                         71,439         3,647,854
Comerica, Inc.                                           2,229           132,347
Fifth Third Bancorp                                      6,565           392,259
First Union Corp.                                       13,923           387,233
Golden West Financial Corp.                              2,252           152,010
Huntington Bancshares, Inc.                              3,602            58,307
J.P. Morgan & Co., Inc.                                  2,275           376,513
KeyCorp                                                  6,050           169,400
Northern Trust Corp.                                     3,151           257,003
Old Kent Financial Corp.                                 1,947            85,181
PNC Financial Services Group                             4,104           299,849
Providian Financial Corp.                                4,052           232,990
Southtrust Corp.                                         2,396            97,487
State Street Corp.                                       2,294           284,938
Summit Bancorp                                           2,480            94,705
SunTrust Banks, Inc.                                     4,208           265,104
U.S. Bancorp                                            10,699           312,277
Union Planters Corp.                                     1,937            69,248
Wachovia Corp.                                           2,895           168,272
Wells Fargo & Co.                                       24,293         1,352,816
                                                                     -----------
                                                                      12,093,255
                                                                    ------------

                       See notes to financial statements.


                                                                              63
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JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                            S&P 500 INDEX PORTFOLIO
--------------------------------------------------------------------------------

       SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 2000-CONTINUED

  COMMON STOCK--CONTINUED

Company                                                   Shares    Market Value
--------------------------------------------------------------------------------

Beverages-2.25%
Adolph Coors Co., Class B                                    521      $   41,843
Anheuser-Busch Companies, Inc.                            12,822         583,401
Brown-Forman Corp., Class B                                  969          64,439
Coca-Cola Co., The                                        35,241       2,147,498
Coca-Cola Enterprises, Inc.                                5,934         112,746
PepsiCo, Inc.                                             20,515       1,016,775
                                                                      ----------
                                                                       3,966,702
                                                                      ----------
Broadcasting-0.53%
Clear Channel Communications, Inc.+                        8,305         402,273
Comcast Corp.+                                            12,826         535,486
                                                                      ----------
                                                                         937,759
                                                                      ----------
Building Construction-0.04%
Centex Corp.                                                 834          31,327
Kaufman & Broad Home Corp.                                   607          20,448
Pulte Corp.                                                  583          24,595
                                                                      ----------
                                                                          76,370
                                                                      ----------
Building Materials-0.05%
Louisiana-Pacific Corp.                                    1,429          14,469
Vulcan Materials Co.                                       1,427          68,318
                                                                      ----------
                                                                          82,787
                                                                      ----------
Chemicals-1.10%
Air Products & Chemicals, Inc.                             3,272         134,152
Ashland, Inc.                                              1,010          36,249
Dow Chemical Co., The                                      9,655         353,614
E.I. du Pont de Nemours & Co.                             14,837         716,813
Eastman Chemical Co.                                       1,078          52,553
Ecolab, Inc.                                               1,804          77,910
Engelhard Corp.                                            1,813          36,940
Great Lakes Chemical Corp.                                   715          26,589
Hercules, Inc.                                             1,501          28,613
PPG Industries, Inc.                                       2,399         111,104
Praxair, Inc.                                              2,260         100,288
Rohm & Haas Co.                                            3,122         113,368
Sigma-Aldrich Corp.                                        1,101          43,283
Union Carbide Corp.                                        1,927         103,697
                                                                      ----------
                                                                       1,935,173
                                                                      ----------
Commercial Services-0.36%
Cendant Corp.+                                            10,345          99,571
Convergys Corp.+                                           2,197          99,552
McDermott International, Inc.                                834           8,966
Moody's Corp.                                              2,295          58,953
Paychex, Inc.                                              5,293         257,372
Quintiles Transnational Corp.+                             1,666          34,882
W.W. Grainger, Inc.                                        1,324          48,326
                                                                      ----------
                                                                         607,622
                                                                      ----------
Computer Equipment & Services-4.70%
Apple Computer, Inc.+                                      4,592          68,306
Automatic Data Processing, Inc.                            8,970         567,913
Ceridian Corp.+                                            2,083          41,530
Compaq Computer Corp.                                     24,206         364,300
Computer Sciences Corp.+                                   2,397         144,120
Comverse Technology, Inc.+                                 2,337         253,857
Dell Computer Corp.+                                      36,766         641,107
Electronic Data Systems Corp.                              6,638         383,345
EMC Corp.+                                                31,093       2,067,685
First Data Corp.                                           5,615         295,840
Hewlett-Packard Co.                                       28,102         886,969
International Business Machines Corp.                     24,929       2,118,965
Lexmark International, Inc.+                               1,794          79,497
Palm, Inc.+                                                8,042         227,689
Parametric Technology Corp.+                               3,877          52,097
Symbol Technologies, Inc.                                  2,080          74,880
                                                                      ----------
                                                                       8,268,100
                                                                      ----------
Computer Information & Technology-0.08%
NCR Corp.+                                                 1,374          67,498
Unisys Corp.+                                              4,438          64,906
                                                                      ----------
                                                                         132,404
                                                                      ----------
Computer Network-2.43%
Adaptec, Inc.+                                             1,419          14,545
Cabletron Systems, Inc.+                                   2,634          39,675
Cisco Systems, Inc.+                                     102,280       3,912,210
Network Appliance, Inc.+                                   4,494         288,669
Novell, Inc.+                                              4,678          24,414
                                                                      ----------
                                                                       4,279,513
                                                                      ----------

                       See notes to financial statements.


64
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                             S&P 500 INDEX PORTFOLIO
--------------------------------------------------------------------------------

       SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 2000-CONTINUED

  COMMON STOCK--CONTINUED

Company                                                    Shares   Market Value
--------------------------------------------------------------------------------

Computer Software - Mainframe-1.39%
BMC Software, Inc.+                                          3,509    $   49,126
BroadVision, Inc.+                                           3,820        45,124
Compuware Corp.+                                             5,205        32,531
Oracle Corp.+                                               79,540     2,311,631
                                                                      ----------
                                                                       2,438,412
                                                                      ----------
Computer Software - Mini & Micro-3.63%
Adobe Systems, Inc.                                          3,416       198,769
Autodesk, Inc.                                                 833        22,439
Citrix Systems, Inc.+                                        2,633        59,243
Computer Associates International, Inc.                      8,249       160,856
Gateway, Inc.+                                               4,607        82,880
Intuit, Inc.+                                                2,930       115,552
Mercury Interactive Corp.+                                   1,135       102,434
Microsoft Corp.+                                            75,774     3,296,169
PeopleSoft, Inc.+                                            4,057       150,870
Siebel Systems, Inc.+                                        6,104       413,546
Sun Microsystems, Inc.+                                     45,758     1,275,504
VERITAS Software Corp.+                                      5,543       485,013
                                                                      ----------
                                                                       6,363,275
                                                                      ----------
Consulting Services-0.01%
Sapient Corp.+                                               1,679        20,043
                                                                      ----------
Cosmetics & Personal Care-1.04%
Alberto-Culver Co., Class B                                    804        34,421
Avon Products, Inc.                                          3,369       161,291
Colgate-Palmolive Co.                                        8,129       524,727
Gillette Co., The                                           14,959       540,394
International Flavors & Fragrances, Inc.                     1,365        27,727
Kimberly-Clark Corp.                                         7,585       536,184
                                                                      ----------
                                                                       1,824,744
                                                                      ----------
Diversified Operations-4.05%
FMC Corp.+                                                     437        31,327
Fortune Brands, Inc.                                         2,196        65,880
General Electric Co.                                       140,818     6,750,436
Illinois Tool Works, Inc.                                    4,292       255,642
                                                                      ----------
                                                                       7,103,285
                                                                      ----------
Electrical Equipment-0.58%
AES Corp., The+                                              6,504       360,159
American Power Conversion Corp.+                             2,790        34,526
Emerson Electric Co.                                         6,063       477,840
PerkinElmer, Inc.                                              698        73,290
Thermo Electron Corp.+                                       2,560        76,160
                                                                      ----------
                                                                       1,021,975
                                                                      ----------
Electronic Components-0.77%
Analog Devices, Inc.+                                        5,080       260,033
Linear Technology Corp.                                      4,503       208,264
Maxim Integrated Products, Inc.+                             4,043       193,306
Sanmina Corp.+                                               2,143       164,207
Solectron Corp.+                                             9,062       307,202
Thomas & Betts Corp.                                           833        13,484
Xilinx, Inc.+                                                4,671       215,450
                                                                      ----------
                                                                       1,361,946
                                                                      ----------
Electronics-0.31%
Agilent Technologies, Inc.+                                  6,439       352,535
Molex, Inc.                                                  2,774        98,477
Teradyne, Inc.+                                              2,489        92,715
                                                                      ----------
                                                                         543,727
                                                                      ----------
Electronics - Semiconductors-3.52%
Advanced Micro Devices, Inc.+                                4,465        61,673
Altera Corp.+                                                5,631       148,166
Applied Materials, Inc.+                                    11,534       440,455
Conexant Systems, Inc.+                                      3,224        49,569
Intel Corp.                                                 95,641     2,893,140
KLA-Tencor Corp.+                                            2,666        89,811
LSI Logic Corp.+                                             4,533        77,469
Micron Technology, Inc.+                                     8,064       286,272
Motorola, Inc.                                              31,049       628,742
National Semiconductor Corp.+                                2,529        50,896
Novellus Systems, Inc.+                                      1,864        66,988
QLogic Corp.+                                                1,300       100,100
Texas Instruments, Inc.                                     24,607     1,165,757
Vitesse Semiconductor Corp.+                                 2,550       141,047
                                                                      ----------
                                                                       6,200,085
                                                                      ----------
Engineering & Construction-0.02%
Fluor Corp.+                                                 1,072        35,443
                                                                      ----------

                       See notes to financial statements.


65
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--------------------------------------------------------------------------------
                            S&P 500 INDEX PORTFOLIO
--------------------------------------------------------------------------------

       SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 2000-CONTINUED

  COMMON STOCK--CONTINUED

Company                                                  Shares     Market Value
--------------------------------------------------------------------------------

Entertainment & Leisure-0.68%
Brunswick Corp.                                           1,268      $    20,843
Carnival Corp.                                            8,301          255,775
Harrah's Entertainment, Inc.+                             1,670           44,046
Walt Disney Co., The                                     29,623          857,216
                                                                     -----------
                                                                       1,177,880
                                                                     -----------
Environmental Controls-0.16%
Allied Waste Industries, Inc.+                            2,818           41,037
Waste Management, Inc.                                    8,830          245,033
                                                                     -----------
                                                                         286,070
                                                                     -----------
Financial Services-5.77%
Ambac Financial Group, Inc.                               1,485           86,594
American Express Co.                                     18,897        1,038,154
BB&T Corp.                                                5,633          210,181
Bear Stearns Companies, Inc., The                         1,507           76,386
Capital One Financial Corp.                               2,788          183,485
Charles Schwab Corp., The                                19,658          557,796
CIT Group, Inc., The                                      3,750           75,469
Countrywide Credit Industries, Inc.                       1,625           81,656
Deluxe Corp.                                              1,043           26,357
Equifax, Inc.                                             2,008           57,605
Freddie Mac                                               9,870          679,796
Fannie Mae                                               14,310        1,241,393
Firstar Corp.                                            13,501          313,898
FleetBoston Financial Corp.                              12,868          483,354
Franklin Resources, Inc.                                  3,477          132,474
H&R Block, Inc.                                           1,310           54,201
Household International, Inc.                             6,690          367,950
Lehman Brothers Holdings, Inc.                            3,388          229,114
MBIA, Inc.                                                1,400          103,775
MBNA Corp.                                               12,100          446,944
Mellon Financial Corp.                                    6,934          341,066
Merrill Lynch & Co., Inc.                                11,516          785,247
MGIC Investment Corp.                                     1,508          101,696
Morgan Stanley Dean Witter & Co.                         15,929        1,262,373
National City Corp.                                       8,646          248,573
Regions Financial Corp.                                   3,146           85,925
Stilwell Financial, Inc.                                  3,159          124,583
Synovus Financial Corp.                                   4,079          109,878
T. Rowe Price Group, Inc.                                 1,714           72,443
USA Education, Inc.                                       2,331          158,508
Washington Mutual, Inc.                                   7,662          406,565
                                                                     -----------
                                                                      10,143,439
                                                                     -----------
Food Products-0.95%
Campbell Soup Co.                                         5,983          207,161
General Mills, Inc.                                       4,020          179,141
H.J. Heinz Co.                                            4,917          233,250
Hershey Foods Corp.                                       1,928          124,115
Kellogg Co.                                               5,781          151,751
Quaker Oats Co., The                                      1,861          181,215
Ralston-Ralston Purina Group                              4,381          114,454
Sara Lee Corp.                                           11,850          291,066
SUPERVALU, Inc.                                           1,875           26,016
Wm. Wrigley Jr. Co.                                       1,607          153,971
                                                                     -----------
                                                                       1,662,140
                                                                     -----------
Food Service & Restaurants-0.72%
ConAgra Foods, Inc.                                       7,564          196,664
Darden Restaurants, Inc.                                  1,696           38,796
McDonald's Corp.                                         18,632          633,488
SYSCO Corp.                                               9,500          285,000
Tricon Global Restaurants, Inc.+                          2,060           67,980
Wendy's International, Inc.                               1,603           42,079
                                                                     -----------
                                                                       1,264,007
                                                                     -----------
Forest Products & Paper-0.45%
Boise Cascade Corp.                                         833           28,010
Georgia-Pacific Group                                     3,181           99,009
International Paper Co.                                   6,837          279,035
Mead Corp., The                                           1,419           44,521
Potlatch Corp.                                              416           13,962
Temple-Inland, Inc.                                         696           37,323
Westvaco Corp.                                            1,411           41,184
Weyerhaeuser Co.                                          3,115          158,086
Willamette Industries, Inc.                               1,559           73,176
                                                                     -----------
                                                                         774,306
                                                                     -----------
Healthcare-1.00%
Bausch & Lomb, Inc.                                         766           30,975
Cardinal Health, Inc.                                     3,957          394,216
HCA - The Healthcare Co.                                  7,854          345,655
HEALTHSOUTH Corp.+                                        5,479           89,376
Humana, Inc.+                                             2,395           36,524
IMS Health, Inc.                                          4,172          112,644
Manor Care, Inc.+                                         1,458           30,071
McKesson HBOC, Inc.                                       4,069          146,036
Tenet Healthcare Corp.                                    4,506          200,235
UnitedHealth Group, Inc.                                  4,530          278,029
WellPoint Health Networks, Inc.+                            885          101,996
                                                                     -----------
                                                                       1,765,757
                                                                     -----------

                       See notes to financial statements.


66
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

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                             S&P 500 INDEX PORTFOLIO
--------------------------------------------------------------------------------

       SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 2000-CONTINUED

  COMMON STOCK--CONTINUED

Company                                                    Shares   Market Value
--------------------------------------------------------------------------------

Holding Companies-0.08%
Loews Corp.                                                 1,404     $  145,402
                                                                      ----------
Home Furnishings-0.17%
Leggett & Platt, Inc.                                       2,767         52,400
Masco Corp.                                                 6,346        163,013
Newell Rubbermaid, Inc.                                     3,800         86,450
                                                                      ----------
                                                                         301,863
                                                                      ----------
Household Products-1.19%
Clorox Co., The                                             3,360        119,280
Proctor & Gamble Co., The                                  18,522      1,452,819
Unilever, NV                                                8,116        510,801
                                                                      ----------
                                                                       2,082,900
                                                                      ----------
Human Resources-0.04%
Robert Half International, Inc.+                            2,500         66,250
                                                                      ----------
Insurance-3.94%
Aetna, Inc.+                                                2,014         82,700
AFLAC, Inc.                                                 3,761        271,497
Allstate Corp., The                                        10,395        452,832
American General Corp.                                      3,572        291,118
American International Group, Inc.                         33,077      3,260,152
Aon Corp.                                                   3,656        125,218
Chubb Corp., The                                            2,486        215,039
CIGNA Corp.                                                 2,182        288,679
Cincinnati Financial Corp.                                  2,292         90,677
Conseco, Inc.                                               4,665         61,520
Hartford Financial Services Group, Inc., The                3,193        225,506
Jefferson-Pilot Corp.                                       1,469        109,808
Lincoln National Corp.                                      2,729        129,116
Marsh & McLennan Companies, Inc.                            3,904        456,768
MetLife, Inc.                                              10,864        380,240
Progressive Corp., The                                      1,044        108,185
SAFECO Corp.                                                1,833         60,260
St. Paul Companies, Inc., The                               3,093        167,989
Torchmark Corp.                                             1,793         68,918
UnumProvident Corp.                                         3,433         92,262
                                                                      ----------
                                                                       6,938,484
                                                                      ----------
Internet Services-0.80%
America Online, Inc.+                                      33,196      1,155,221
Yahoo!, Inc.+                                               7,938        239,505
                                                                      ----------
                                                                       1,394,726
                                                                      ----------
Lodging-0.11%
Hilton Hotels Corp.                                         5,200         54,600
Marriott International, Inc.                                3,401        143,692
                                                                      ----------
                                                                         198,292
                                                                      ----------
Machinery-0.34%
Black & Decker Corp., The                                   1,189         46,668
Briggs & Stratton Corp.                                       313         13,889
Caterpillar, Inc.                                           4,885        231,122
Deere  & Co.                                                3,339        152,968
Ingersoll-Rand Co.                                          2,278         95,391
Snap-on, Inc.                                                 833         23,220
Stanley Works, The                                          1,210         37,737
                                                                      ----------
                                                                         600,995
                                                                      ----------
Manufacturing-2.15%
Cooper Industries, Inc.                                     1,323         60,775
Corning, Inc.                                              13,072        690,365
Crane Co.                                                     874         24,854
Danaher Corp.                                               2,027        138,596
Dover Corp.                                                 2,882        116,901
Eaton Corp.                                                   991         74,511
Harley-Davidson, Inc.                                       4,313        171,442
ITT Industries, Inc.                                        1,260         48,825
Millipore Corp.                                               664         41,832
Minnesota Mining & Manufacturing Co.                        5,608        675,764
National Service Industries, Inc.                             573         14,719
Pall Corp.                                                  1,770         37,723
Parker-Hannifin Corp.                                       1,654         72,983
Rockwell International Corp.                                2,607        124,158
Textron, Inc.                                               2,032         94,488
Timken Co., The                                               825         12,478
Tyco International, Ltd.                                   24,852      1,379,286
                                                                      ----------
                                                                       3,779,700
                                                                      ----------
Medical - Biotechnology-1.31%
Amgen, Inc.+                                               14,675        938,283
Biogen, Inc.+                                               2,105        126,432
Chiron Corp.+                                               2,720        121,040
Pharmacia Corp.                                            18,326      1,117,886
                                                                      ----------
                                                                       2,303,641
                                                                      ----------

                       See notes to financial statements.


                                                                              67
--------------------------------------------------------------------------------

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                            S&P 500 INDEX PORTFOLIO
--------------------------------------------------------------------------------

       SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 2000-CONTINUED

  COMMON STOCK--CONTINUED

Company                                                    Shares   Market Value
--------------------------------------------------------------------------------

Medical Products-2.42%
Baxter International, Inc.                                  4,183     $  369,411
Becton, Dickinson and Co.                                   3,604        124,789
Biomet, Inc.                                                2,532        100,489
Boston Scientific Corp.+                                    5,738         78,539
C. R. Bard, Inc.                                              729         33,944
Guidant Corp.+                                              4,377        236,084
Johnson & Johnson                                          19,751      2,075,089
Medtronic, Inc.                                            17,078      1,031,084
St. Jude Medical, Inc.+                                     1,210         74,339
Stryker Corp.                                               2,780        140,640
                                                                      ----------
                                                                       4,264,408
                                                                      ----------
Medical Supplies-0.16%
Applera Corp. - Applied Biosystems                          2,989        281,153
                                                                      ----------
Mining & Metals - Ferrous
 & Nonferrous-0.44%
Alcan Aluminium, Ltd.                                       4,591        156,955
Alcoa, Inc.                                                12,291        411,749
Allegheny Technologies, Inc.                                1,151         18,272
Inco, Ltd.+                                                 2,554         42,805
Nucor Corp.                                                 1,108         43,974
Phelps Dodge Corp.                                          1,117         62,343
USX-U.S. Steel Group                                        1,240         22,320
Worthington Industries, Inc.                                1,249         10,070
                                                                      ----------
                                                                         768,488
                                                                      ----------
Mining & Metals - Precious-0.12%
Barrick Gold Corp.                                          5,665         92,793
Freeport-McMoRan Copper & Gold, Inc.+                       2,061         17,647
Homestake Mining Co.                                        3,761         15,749
Newmont Mining Corp.                                        2,386         40,711
Placer Dome, Inc.                                           4,666         44,910
                                                                      ----------
                                                                         211,810
                                                                      ----------
Multimedia-1.35%
Gannett Co., Inc.                                           3,740        235,854
McGraw-Hill Companies, Inc., The                            2,769        162,333
Time Warner, Inc.                                          18,866        985,560
Viacom, Inc., Class B+                                     21,498      1,005,032
                                                                      ----------
                                                                       2,388,779
                                                                      ----------
Office Equipment-0.18%
Avery Dennison Corp.                                        1,580         86,703
Pitney Bowes, Inc.                                          3,613        119,681
Tektronix, Inc.                                             1,350         45,478
Xerox Corp.                                                 9,564         44,234
                                                                      ----------
                                                                         296,096
                                                                      ----------
Oil & Gas - Distribution & Marketing-1.02%
Burlington Resources, Inc.                                  3,063        154,682
El Paso Energy Corp.                                        3,292        235,790
Enron Corp.                                                10,603        881,374
Kinder Morgan, Inc.                                         1,620         84,544
NICOR, Inc.                                                   640         27,640
ONEOK, Inc.                                                   417         20,068
Sempra Energy                                               2,916         67,797
Tosco Corp.                                                 2,046         69,436
Williams Companies, Inc., The                               6,250        249,609
                                                                      ----------
                                                                       1,790,940
                                                                      ----------
Oil & Gas - Integrated-4.76%
Amerada Hess Corp.                                          1,262         92,205
Chevron Corp.                                               9,118        769,901
Conoco, Inc., Class B                                       8,868        256,618
Exxon Mobil Corp.                                          49,395      4,294,278
Nabors Industries, Inc.+                                    2,090        123,624
Occidental Petroleum Corp.                                  5,250        127,313
Phillips Petroleum Co.                                      3,627        206,286
Royal Dutch Petroleum Co., ADR                             30,474      1,845,582
Sunoco, Inc.                                                1,238         41,705
Texaco, Inc.                                                7,823        486,004
USX-Marathon Group                                          4,398        122,045
                                                                      ----------
                                                                       8,365,561
                                                                      ----------
Oil & Gas Producers-0.62%
Anadarko Petroleum Corp.                                    3,531        250,983
Apache Corp.                                                1,747        122,399
Coastal Corp., The                                          3,050        269,353
Devon Energy Corp.                                          1,812        110,478
EOG Resources, Inc.                                         1,660         90,781
Kerr-McGee Corp.                                            1,334         89,295
Rowan Companies, Inc.+                                      1,355         36,585
Unocal Corp.                                                3,477        134,516
                                                                      ----------
                                                                       1,104,390
                                                                      ----------

                       See notes to financial statements.


68
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

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                             S&P 500 INDEX PORTFOLIO
--------------------------------------------------------------------------------

       SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 2000-CONTINUED

  COMMON STOCK--CONTINUED

Company                                                   Shares    Market Value
--------------------------------------------------------------------------------

Oil & Gas Services & Equipment-0.84%
Baker Hughes, Inc.                                         4,718     $   196,092
Dynegy, Inc.                                               4,590         257,327
Halliburton Co.                                            6,283         227,759
Schlumberger, Ltd.                                         8,140         650,691
Transocean Sedco Forex, Inc.                               2,990         137,540
                                                                      ----------
                                                                       1,469,409
                                                                      ----------
Packaging & Containers-0.07%
Ball Corp.                                                   417          19,208
Bemis Co., Inc.                                              766          25,709
Pactiv Corp.+                                              2,246          27,794
Sealed Air Corp.+                                          1,198          36,539
Tupperware Corp.                                             833          17,024
                                                                      ----------
                                                                         126,274
                                                                      ----------
Pharmaceutical-8.51%
Abbott Laboratories                                       21,981       1,064,705
Allergan, Inc.                                             1,862         180,265
ALZA Corp.+                                                3,360         142,800
American Home Products Corp.                              18,628       1,183,809
Bristol-Myers Squibb Co.                                  27,783       2,054,206
Eli Lilly & Co.                                           16,014       1,490,303
Forest Laboratories, Inc.+                                 1,240         164,765
King Pharmaceuticals, Inc.+                                2,400         124,050
MedImmune, Inc.+                                           2,993         142,729
Merck & Co., Inc.                                         32,775       3,068,559
Pfizer, Inc.                                              89,653       4,124,038
Schering-Plough Corp.                                     20,779       1,179,208
Watson Pharmaceuticals, Inc.+                              1,458          74,631
                                                                      ----------
                                                                      14,994,068
                                                                      ----------
Photo Equipment-0.10%
Eastman Kodak Co.                                          4,265         167,934
                                                                      ----------
Publishing & Printing-0.29%
American Greetings Corp., Class A                            931           8,786
Dow Jones & Co., Inc.                                      1,251          70,838
Harcourt General, Inc.                                     1,035          59,202
Knight-Ridder, Inc.                                        1,042          59,264
Meredith Corp.                                               729          23,465
New York Times Co., The                                    2,315          92,745
R. R. Donnelley & Sons Co.                                 1,709          46,143
Tribune Co.                                                4,294         181,422
                                                                      ----------
                                                                         541,865
                                                                      ----------
Railroad-0.13%
Burlington Northern Sante Fe Corp.                         5,606         158,720
Norfolk Southern Corp.                                     5,463          72,726
                                                                      ----------
                                                                         231,446
                                                                      ----------
Real Estate-0.05%
Starwood Hotels & Resorts
Worldwide, Inc.                                            2,740          96,585
                                                                      ----------
Retail Stores-5.61%
Albertson's, Inc.                                          5,979         158,444
AutoZone, Inc.+                                            1,822          51,927
Bed Bath & Beyond, Inc.+                                   4,002          89,545
Best Buy Co., Inc.+                                        2,957          87,416
Circuit City Stores-Circuit City Group                     2,916          33,534
Consolidated Stores Corp.+                                 1,563          16,607
Costco Wholesale Corp.+                                    6,365         254,202
CVS Corp.                                                  5,556         333,013
Dillards, Inc., Class A                                    1,351          15,959
Dollar General Corp.                                       4,694          88,599
Federated Department Stores, Inc.+                         2,870         100,450
Gap, Inc., The                                            12,071         307,811
Home Depot, Inc., The                                     32,909       1,503,530
J.C. Penney Co., Inc.                                      3,749          40,770
Kmart Corp.+                                               6,824          36,253
Kohl's Corp.+                                              4,702         286,822
Kroger Co., The+                                          11,700         316,631
Limited, Inc., The                                         6,045         103,143
Longs Drug Stores Corp.                                      522          12,593
Lowe's Companies, Inc.                                     5,458         242,881
May Department Stores Co., The                             4,219         138,172
Nordstrom, Inc.                                            1,867          33,956
Office Depot, Inc.+                                        4,376          31,179
RadioShack Corp.                                           2,636         112,854
Safeway, Inc.+                                             7,119         444,938
Sears, Roebuck & Co.                                       4,752         165,132
Sherwin-Williams Co., The                                  2,293          60,335
Staples, Inc.+                                             6,426          75,907
Starbucks Corp.+                                           2,675         118,369
Target Corp.                                              12,732         410,607
Tiffany & Co.                                              2,065          65,306
TJX Companies, Inc., The                                   3,993         110,806
Toys "R" Us, Inc.+                                         2,923          48,778
Walgreen Co.                                              14,379         601,222
Wal-Mart Stores, Inc.                                     63,471       3,371,897
Winn-Dixie Stores, Inc.                                    1,962          38,014
                                                                      ----------
                                                                       9,907,602
                                                                      ----------

                       See notes to financial statements.


                                                                              69
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                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                             S&P 500 INDEX PORTFOLIO
--------------------------------------------------------------------------------

       SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 2000-CONTINUED

  COMMON STOCK--CONTINUED

Company                                                   Shares    Market Value
--------------------------------------------------------------------------------

Telecommunications - Equipment &
 Services-2.61%
ADC Telecommunications, Inc.+                             10,989      $  199,176
Andrew Corp.+                                              1,164          25,317
Avaya, Inc.+                                               3,986          41,106
Broadcom Corp.+                                            3,343         282,484
Global Crossing, Ltd.+                                    12,533         179,379
JDS Uniphase Corp.+                                       13,661         569,493
Lucent Technologies, Inc.                                 47,458         640,683
Nortel Networks Corp.                                     44,019       1,411,359
QUALCOMM, Inc.+                                           10,622         872,996
Scientific-Atlanta, Inc.                                   2,271          73,949
Tellabs, Inc.+                                             5,835         329,678
                                                                      ----------
                                                                       4,625,620
                                                                      ----------
Telecommunications - Integrated-3.41%
ALLTEL Corp.                                               4,440         277,223
AT&T Corp.                                                53,339         923,431
Bell Atlantic Corp.                                       38,353       1,922,444
SBC Communications, Inc.                                  48,107       2,297,109
WorldCom, Inc.+                                           40,906         572,684
                                                                      ----------
                                                                       5,992,891
                                                                      ----------
Telecommunications - Wireless-0.30%
Nextel Communications, Inc.+                              10,824         267,894
Sprint Corp. - PCS Group+                                 13,250         270,797
                                                                      ----------
                                                                         538,691
                                                                      ----------
Telecommunications - Wireline-1.36%
BellSouth Corp.                                           26,549       1,086,850
CenturyTel, Inc.                                           1,996          71,357
Qwest Communications International,
 Inc.+                                                    23,532         964,812
Sprint Corp. - Fon Group                                  12,590         255,734
                                                                      ----------
                                                                       2,378,753
                                                                      ----------
Textiles & Apparel-0.18%
Liz Claiborne, Inc.                                          727          30,261
Nike, Inc., Class B                                        3,860         215,436
Reebok International, Ltd.+                                  782          21,380
V.F. Corp.                                                 1,609          58,310
                                                                      ----------
                                                                         325,387
                                                                      ----------
Tobacco-0.83%
Philip Morris Companies, Inc.                             31,600      $1,390,400
UST, Inc.                                                  2,292          64,319
                                                                      ----------
                                                                       1,454,719
                                                                      ----------
Toys-0.07%
Hasbro, Inc.                                               2,486          26,414
Mattel, Inc.                                               6,063          87,550
                                                                      ----------
                                                                         113,964
                                                                      ----------
Transportation-0.24%
CSX Corp.                                                  3,124          81,029
FedEx Corp.+                                               4,055         162,038
Union Pacific Corp.                                        3,519         178,589
                                                                      ----------
                                                                         421,656
                                                                      ----------
Travel Services-0.04%
Sabre Holdings Corp.                                       1,834          79,091
                                                                      ----------

Utilities - Electric & Gas-2.33%
Allegheny Energy, Inc.                                     1,570          75,654
Ameren Corp.                                               1,952          90,402
American Electric Power Co., Inc.                          4,583         213,110
Calpine Corp.+                                             4,000         180,250
Cinergy Corp.                                              2,255          79,207
CMS Energy Corp.                                           1,715          54,344
Consolidated Edison, Inc.                                  3,021         116,309
Constellation Energy Group                                 2,131          96,028
CP&L, Inc.                                                 2,945         144,857
Dominion Resources, Inc.                                   3,386         226,862
DTE Energy Co.                                             2,029          79,004
Duke Energy Corp.                                          5,249         447,477
Edison International                                       4,619          72,172
Entergy Corp.                                              3,191         135,019
Exelon Corp.                                               4,521         317,419
FirstEnergy Corp.                                          3,202         101,063
FPL Group, Inc.                                            2,524         181,097
GPU, Inc.                                                  1,721          63,354
KeySpan Corp.                                              1,896          80,343
Niagara Mohawk Holdings, Inc.+                             2,299          38,365
NiSource, Inc.                                             2,916          89,667

                       See notes to financial statements.


70
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JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                             S&P 500 INDEX PORTFOLIO
--------------------------------------------------------------------------------

       SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 2000-CONTINUED

  COMMON STOCK--CONTINUED

Company                                                  Shares     Market Value
--------------------------------------------------------------------------------

Utilities - Electric & Gas-Continued
Peoples Energy Corp.                                         490    $     21,928
PG&E Corp.                                                 5,526         110,520
Pinnacle West Capital Corp.                                1,218          58,007
Power-One, Inc.+                                           1,110          43,637
PPL Corp.                                                  2,053          92,770
Public Service Enterprise Group, Inc.                      3,043         147,966
Reliant Energy, Inc.                                       4,181         181,090
Southern Co., The                                          9,609         319,499
TXU Corp.                                                  3,668         162,538
Xcel Energy, Inc.                                          4,835         140,517
                                                                    ------------
                                                                       4,160,475
                                                                    ------------
  TOTAL COMMON STOCK
  (Cost $183,324,065)                                                166,493,118
                                                                    ------------

  SHORT-TERM OBLIGATIONS--0.31%

                                                 Principal Value

Government Agency-0.31%
U.S. Treasury Bill, 5.680%,
  due 03/22/01                                          $560,000         553,008

  TOTAL SHORT-TERM OBLIGATIONS
  (Cost $552,859)                                                        553,008
                                                                    ------------
  TOTAL INVESTMENTS
  (Cost $183,876,924)                                      94.95%    167,046,126
Other assets, less liabilities                              5.05       8,885,081
                                                           -----    ------------

  TOTAL NET ASSETS                                        100.00%   $175,931,207
                                                          ======    ============

+Non-income producing security.

                       See notes to financial statements.


                                                                              71
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

                      [This page intentionally left blank]

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                                 VALUE PORTFOLIO
--------------------------------------------------------------------------------

". . .we will continue our efforts to capitalize on market declines, seeking to add high-quality companies trading at reasonable, if not very compelling, valuations."

                     --Scott T. Lewis and Robert E. Rescoe, Portfolio Managers--

--------------------------------------------------------------------------------

                                 INCEPTION DATE
                                   May 1, 1992

               ---------------------------------------------------

                                  FUND MANAGER
                       Credit Suisse Asset Management, LLC

               ---------------------------------------------------

                        INVESTMENT OBJECTIVE AND STRATEGY
                     To seek long-term growth of capital by
                  investing primarily in a wide range of equity
                   issues that may offer capital appreciation
                               and current income.

               ---------------------------------------------------

                            NET ASSETS AS OF 12/31/00
                                   $82,995,853

               ---------------------------------------------------

                               NUMBER OF HOLDINGS
                                       69

               ---------------------------------------------------

                               PORTFOLIO TURNOVER
                                     79.47%

--------------------------------------------------------------------------------

                    ----------------------------------------
                                 IN THIS SECTION
                    ----------------------------------------

                                 Portfolio Facts

                                    Portfolio
                                   Composition

                              Financial Highlights

                                   Schedule of
                              Portfolio Investments

                    ----------------------------------------

                    ----------------------------------------

                                 SCOTT T. LEWIS
                                Managing Director

                      o Joined Credit Suisse in 1999,
                        formerly with Warburg Pincus Asset
                        Management since 1986

                      o 16 years of investment experience

                      o M.B.A. from New York University's
                        Stern School of Business

                      o B.S. from New York University
                    ----------------------------------------

                    ----------------------------------------
                                ROBERT E. RESCOE,
                                       CFA
                                    Director

                      o Joined Credit Suisse in 1999,
                        formerly with Warburg Pincus Asset
                        Management since 1983

                      o M.B.A. from University of Texas

                      o B.A. from Tulane University

                      o Chartered Financial Analyst
                    ----------------------------------------


                                                                              73
--------------------------------------------------------------------------------

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                                 VALUE PORTFOLIO
--------------------------------------------------------------------------------

[SIDEBAR]

             [PIE CHART]

         Common Stock-91.79%
              Cash-7.63%
        Preferred Stock-0.58%

-----------------------------------------
                              PERCENT OF
TOP TEN EQUITIES              PORTFOLIO++
-----------------------------------------

American Standard
 Companies, Inc.                 2.54%
Fannie Mae                       2.21%
Devon Energy Corp.               2.18%
Baxter International, Inc.       2.15%
Safeway, Inc.                    2.14%
General Mills, Inc.              2.10%
Tyco International, Ltd.         1.97%
R & B Falcon Corp.               1.96%
BP Amoco, ADR                    1.95%
Allegheny Energy, Inc.           1.91%

-----------------------------------------
                              PERCENT OF
TOP TEN INDUSTRIES            PORTFOLIO++
-----------------------------------------

Financial Services              11.63%
Manufacturing                    7.14%
Retail Stores                    6.89%
Banking                          5.99%
Oil & Gas - Integrated           5.83%
Food Products                    5.06%
Utilities - Electric & Gas       4.02%
Oil & Gas Services
 & Equipment                     3.98%
Oil & Gas Producers              3.82%
Pharmaceutical                   3.72%

   ++Represents market value of
      investments plus cash.

[ENDSIDEBAR]

Overview

      The third and fourth quarters of 2000 were difficult for the U.S. stock market, which remained plagued by earnings disappointments and fears of a slowing economy. Certain highly visible companies -- including technology as well as "old economy" companies -- announced revenue and earnings shortfalls, which, along with rising oil prices and political uncertainties, dampened investors' enthusiasm, for equities. Still, the market had its share of winners in both the third and fourth quarters -- including health-care stocks, favored for their perceived revenue and earnings stability, financial-services stocks, which benefited from a consensus that interest rates were at or near a cyclical peak and energy stocks, aided in many cases by high oil and gas prices.

Performance

      The JPVF Value Portfolio closed 2000 posting a gain of 9.25% vs. a loss of 9.10% for the S&P 500 Index and a gain of 9.64% for the Lipper Multi-Cap Value Index. A number of the Portfolio's holdings had good showings, in particular its energy, financial-services, health-care, industrial and retail names. Stocks that hampered the Portfolio, in absolute terms at least, included its technology-related holdings, though these remained a relatively small part of the portfolio.

Strategy

      We continued to adhere to a bottom-up stock-selection process, focusing on companies we deem to be fundamentally undervalued, given their internal financial prospects. Specific factors we examine include positive catalysts such as restructurings, management changes and/or the development of new products or services.

Sector Emphasis

      We made few noteworthy sector-weighting changes to the Portfolio during the last six months of 2000. We remained overweighted in the energy area though we continued to trim this position based on valuation considerations with respect to certain companies, most specifically oil producers. We continued to see ample value here, however, especially among energy-services and natural gas companies operating in North America. Our larger energy positions included R&B Falcon, an oil services/equipment


74
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--------------------------------------------------------------------------------
                                 VALUE PORTFOLIO
--------------------------------------------------------------------------------

provider, and El Paso Energy, a natural gas utility.

      One sector weighting we increased from the third to fourth quarter was financial services. Our focus was on companies that have good potential to benefit from the supportive interest-rate backdrop we foresee over the next year. We remained highly selective in our approach, seeking to avoid companies with current or potential credit burdens (such as banks with deteriorating loan portfolios).

      Financial companies we added during this period included Fleet Boston Financial, which offers a range of financial services such as consumer lending. Another was MGIC Investment Corp., a provider of private mortgage insurance.

      We also modestly raised our exposure to the retail sector. We took advantage of market declines to add companies we judged to be oversold, given their potential to be in better shape a year or so from now. Names we purchased included Best Buy, a Minnesota-based retailer of consumer and office electronics products.

      Elsewhere, we maintained a significant position in health care, including pharmaceutical stocks. Top holdings included Baxter International, a provider of medical equipment and supplies. Other noteworthy sector weightings for the Portfolio continued to include industrial manufacturing & processing and capital equipment, where we remained focused on companies with good and improving cash flows.

Outlook

      Looking ahead, we expect market volatility to remain high, driven, e.g., by visible profit disappointments that punish stocks broadly. Within such an environment, we will continue our efforts to capitalize on market declines, seeking to add high-quality companies trading at reasonable, if not very compelling, valuations. In terms of sector allocation, while we will maintain a bottom-up approach, we may reduce some of our more-defensive sector weightings (such as health care), and look to selectively add depressed technology stocks, should interest rates continue to decline.

[SIDEBAR]

----------------------------------------------------
        Value Portfolio and the S&P 500 Index
Comparison of Change in Value of $10,000 Investment.
----------------------------------------------------

             [LINE GRAPH]

                  VALUE               S&P 500
                PORTFOLIO              INDEX

5/92              10000                10000
                   9696                 9958
                   9824                10272
12/92             10820                10787
                  11276                11256
                  11300                11310
                  11895                11598
12/93             12436                11867
                  12070                11420
                  11996                11470
                  12248                12031
12/94             11910                12028
                  12871                13195
                  14352                14451
                  15496                15596
12/95             15908                16532
                  16489                17512
                  17365                18399
                  17639                19074
12/96             19548                20767
                  19874                20860
                  22999                24494
                  25028                26326
12/97             25200                27079
                  28197                30849
                  28530                31864
                  24440                28701
12/98             28384                34802
                  28195                36534
                  32628                39105
                  30015                36663
12/99             30016                42118
                  29536                43084
                  29404                41940
                  31290                41533
12/00             32794                38284


----------------------------------------
      AVERAGE ANNUAL TOTAL RETURNS
----------------------------------------

                                 S&P 500
                     VALUE        INDEX
1 YEAR               9.25%       -9.10%
5 YEARS             15.57%       18.30%
INCEPTION           14.68%       17.01%

Commencement of operations May 1, 1992. Past performance is not predictive of future performance.

This graph compares an initial $10,000 investment made in the Value Portfolio (the "Portfolio") at its inception with a similar investment in the S&P 500 Index. For the purposes of this graph and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions. Total return figures for periods of less than one year have not been annualized.

The S&P 500 Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates. Total returns do not reflect any separate account expenses imposed on the policies which may include a premium tax charge, account fees, cost of insurance, mortality expenses and surrender charges, as applicable.

[ENDSIDEBAR]


                                                                              75
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

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                                 VALUE PORTFOLIO
--------------------------------------------------------------------------------

                   FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR

 FINANCIAL HIGHLIGHTS

                                            Year Ended      Year Ended      Year Ended      Year Ended      Year Ended
                                             December        December        December        December        December
                                             31, 2000        31, 1999        31, 1998        31, 1997        31, 1996
Net asset value, beginning of year          $     20.06     $     19.12     $     17.11     $     16.91     $     14.41

Income From Investment Operations
 Net investment income                             0.21            0.17            0.15            0.15            0.18
 Net gains and losses on securities
  (both realized and unrealized)                   1.41            0.92            2.01            4.67            3.12
                                            -----------     -----------     -----------     -----------     -----------


 Total from investment operations                  1.62            1.09            2.16            4.82            3.30

Less Distributions to Shareholders
 Dividends from net investment income             (0.17)                          (0.15)          (0.15)          (0.18)
 Dividends in excess of net
  investment income
 Distributions from capital gains                 (1.41)          (0.15)                          (4.21)          (0.62)
 Distributions in excess of capital gains         (0.67)                                          (0.26)
 Returns of capital
                                            -----------     -----------     -----------     -----------     -----------


 Total distributions                              (2.25)          (0.15)          (0.15)          (4.62)          (0.80)

Net asset value, end of year                $     19.43     $     20.06     $     19.12     $     17.11     $     16.91
                                            ===========     ===========     ===========     ===========     ===========


Total Return (A)                                   9.25%           5.75%          12.63%          28.92%          22.88%

Ratios to Average Net Assets:
 Expenses                                          0.81%           0.85%           0.86%           0.85%           0.88%
 Net investment income                             1.17%           0.89%           0.87%           1.03%           1.39%

Portfolio Turnover Rate                           79.47%          99.60%          66.19%         129.53%          35.69%

Net Assets, At End of Year                  $ 82,995,853    $ 76,424,174    $ 65,309,530    $ 39,678,076    $ 23,711,696

(A) Total return assumes reinvestment of all dividends during the year and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.


76
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JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                                 VALUE PORTFOLIO
--------------------------------------------------------------------------------

            SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 2000

  COMMON STOCK--91.66%

Company                                                      Shares Market Value
--------------------------------------------------------------------------------

Automotive Manufacturing-3.07%
Ford Motor Co.                                               42,145   $  987,779
Lear Corp.+                                                  40,200      997,463
Navistar International Corp.+                                21,500      563,031
                                                                      ----------
                                                                       2,548,273
                                                                      ----------
Automotive Parts & Equipment-2.81%
Johnson Controls, Inc.                                       16,300      847,600
TRW, Inc.                                                    19,200      744,000
Visteon Corp.                                                64,528      742,072
                                                                      ----------
                                                                       2,333,672
                                                                      ----------
Banking-5.98%
Chase Manhattan Corp., The                                   29,300    1,331,319
Citigroup, Inc.                                              22,800    1,164,225
Comerica, Inc.                                               17,500    1,039,063
Wells Fargo & Co.                                            25,700    1,431,169
                                                                      ----------
                                                                       4,965,776
                                                                      ----------
Beverages-1.22%
Anheuser-Busch Companies, Inc.                               22,300    1,014,650
                                                                      ----------
Broadcasting-1.44%
Comcast Corp.+                                               28,700    1,198,225
                                                                      ----------
Building Materials-2.54%
American Standard Companies, Inc.+                           42,700    2,105,644
                                                                      ----------
Chemicals-1.19%
Rohm & Haas Co.                                              27,300      991,331
                                                                      ----------
Commercial Services-0.78%
Harsco Corp.                                                 26,300      649,281
                                                                      ----------
Computer Equipment & Services-0.70%
Compaq Computer Corp.                                        38,500      579,425
                                                                      ----------
Financial Services-11.63%
Allied Capital Corp.                                         68,800    1,436,200
Fannie Mae                                                   21,100    1,830,425
FleetBoston Financial Corp.                                  28,300    1,063,019
Household International, Inc.                                19,400    1,067,000
Lehman Brothers Holdings, Inc.                               22,900    1,548,613
MBIA, Inc.                                                   17,200    1,274,950
MGIC Investment Corp.                                        12,400      836,225
Stilwell Financial, Inc.                                     14,800      583,675
                                                                      ----------
                                                                       9,640,107
                                                                      ----------
Food Products-5.05%
General Mills, Inc.                                          39,000   $1,737,938
Keebler Foods Co.                                            35,300    1,462,744
Quaker Oats Co., The                                         10,200      993,225
                                                                      ----------
                                                                       4,193,907
                                                                      ----------
Food Service & Restaurants-0.83%
ConAgra Foods, Inc.                                          26,400      686,400
                                                                      ----------
Healthcare-1.63%
IMS Health, Inc.                                             50,200    1,355,400
                                                                      ----------
Insurance-0.89%
American General Corp.                                        9,100      741,650
                                                                      ----------
Machinery-1.47%
Ingersoll-Rand Co.                                           29,200    1,222,750
                                                                      ----------
Manufacturing-7.13%
Eaton Corp.                                                  12,500      939,844
ITT Industries, Inc.                                         30,500    1,181,875
Minnesota Mining & Manufacturing Co.                         11,300    1,361,650
Textron, Inc.                                                17,200      799,800
Tyco International, Ltd.                                     29,400    1,631,700
                                                                      ----------
                                                                       5,914,869
                                                                      ----------
Medical - Biotechnology-1.42%
Pharmacia Corp.                                              19,280    1,176,080
                                                                      ----------
Medical Products-2.82%
Baxter International, Inc.                                   20,150    1,779,497
Becton, Dickinson and Co.                                    16,300      564,388
                                                                      ----------
                                                                       2,343,885
                                                                      ----------
Office Equipment-1.49%
Pitney Bowes, Inc.                                           37,300    1,235,563
                                                                      ----------
Oil & Gas - Distribution & Marketing-2.31%
El Paso Energy Corp.                                         20,700    1,482,638
Tosco Corp.                                                  12,600      427,613
                                                                      ----------
                                                                       1,910,251
                                                                      ----------
Oil & Gas - Integrated-5.83%
BP Amoco, PLC, ADR                                           33,720    1,614,339
Exxon Mobil Corp.                                             7,000      608,563
Nabors Industries, Inc.+                                     25,800    1,526,070
Royal Dutch Petroleum Co., ADR                               17,900    1,084,069
                                                                      ----------
                                                                       4,833,041
                                                                      ----------

                            See notes to financial statements.


                                                                              77
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                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                                 VALUE PORTFOLIO
--------------------------------------------------------------------------------

       SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 2000-CONTINUED

--------------------------------------------------------------------------------
  COMMON STOCK--CONTINUED

Company                                                    Shares   Market Value
--------------------------------------------------------------------------------

Oil & Gas Producers-3.81%
Anadarko Petroleum Corp.                                   19,155    $ 1,361,537
Devon Energy Corp.                                         29,600      1,804,712
                                                                      ----------
                                                                       3,166,249
                                                                      ----------
Oil & Gas Services & Equipment-3.97%
Parker Drilling Co.+                                       77,829        394,009
Pride International, Inc.+                                 51,900      1,278,038
R & B Falcon Corp.+                                        70,900      1,626,269
                                                                      ----------
                                                                       3,298,316
                                                                      ----------
Pharmaceutical-3.71%
Abbott Laboratories                                        22,300      1,080,156
American Home Products Corp.                               17,300      1,099,415
Eli Lilly & Co.                                             9,700        902,706
                                                                      ----------
                                                                       3,082,277
                                                                      ----------
Publishing & Printing-2.99%
Knight-Ridder, Inc.                                        22,800      1,296,750
Reader's Digest Association, Inc.                          30,300      1,185,488
                                                                      ----------
                                                                       2,482,238
                                                                      ----------
Railroad-0.74%
Burlington Northern Sante Fe Corp.                         21,700        614,381
                                                                      ----------
Retail Stores-6.88%
Best Buy Co., Inc.+                                        23,100        682,894
Federated Department Stores, Inc.+                         37,000      1,295,000
Lowe's Companies, Inc.                                     25,900      1,152,550
Ross Stores, Inc.                                          47,800        806,625
Safeway, Inc.+                                             28,400      1,775,000
                                                                      ----------
                                                                       5,712,069
                                                                      ----------
Telecommunications - Integrated-3.32%
SBC Communications, Inc.                                   27,808      1,327,832
Verizon Communications, Inc.                               20,718      1,038,490
WorldCom, Inc.+                                            27,500        385,000
                                                                      ----------
                                                                       2,751,322
                                                                      ----------
Utilities - Electric & Gas-4.01%
Allegheny Energy, Inc.                                     32,900      1,585,369
American Electric Power Co., Inc.                          10,500        488,250
Constellation Energy Group                                 27,900      1,257,244
                                                                      ----------
                                                                       3,330,863
                                                                      ----------

  TOTAL COMMON STOCK
  (Cost $67,004,734)                                                  76,077,895
                                                                      ----------

 PREFERRED STOCKS--0.58%

Real Estate-0.58%
Equity Residential Properties Trust,
  Series G, 7.250%, due 09/15/02                           19,300        481,294
                                                                      ----------

  TOTAL PREFERRED STOCKS
  (Cost $471,580)                                                        481,294
                                                                      ----------

  TOTAL INVESTMENTS
  (Cost $67,476,314)                                        92.24%    76,559,189
Other assets, less liabilities                               7.76      6,436,664
                                                           -------   ----------

  TOTAL NET ASSETS                                         100.00%   $82,995,853
                                                           ======    ===========

 +Non-income producing security.

                            See notes to financial statements.


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JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                               BALANCED PORTFOLIO
--------------------------------------------------------------------------------

"...we will stay focused on the fundamentals, employing our in-depth, hands-on stock-picking approach to find exceptional businesses immune to the vagaries of the market."

                                           --Karen L. Reidy, Portfolio Manager--

--------------------------------------------------------------------------------

                                 INCEPTION DATE
                                   May 1, 1992

               ---------------------------------------------------

                                  FUND MANAGER
                            Janus Capital Corporation

               ---------------------------------------------------

                        INVESTMENT OBJECTIVE AND STRATEGY
                      To seek reasonable current income and
                      long-term capital growth, consistent
                          with conservation of capital.

               ---------------------------------------------------

                            NET ASSETS AS OF 12/31/00
                                   $61,953,375

               ---------------------------------------------------

                               NUMBER OF HOLDINGS
                                       109

               ---------------------------------------------------

                               PORTFOLIO TURNOVER
                                     74.92%


--------------------------------------------------------------------------------

                    ----------------------------------------
                                 IN THIS SECTION
                    ----------------------------------------

                                 Portfolio Facts

                                    Portfolio
                                   Composition

                              Financial Highlights

                                   Schedule of
                              Portfolio Investments

                    ----------------------------------------
                            KAREN L REIDY, CFA

                     o     Joined Janus in 1995

                     o     B.S. from University of Colorado

                     o     Chartered Financial Analyst
                    ----------------------------------------


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                                             JEFFERSON PILOT VARIABLE FUND, INC.
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                               BALANCED PORTFOLIO
--------------------------------------------------------------------------------

[SIDEBAR]

                [PIE CHART]

            Common Stock-44.32%
           Preferred Stock-2.17%
          Corporate Bonds-21.16%
   Government & Agency Obligations-19.67%
                Cash-12.68%

---------------------------------------
                            PERCENT OF
TOP TEN HOLDINGS            PORTFOLIO++
---------------------------------------

U.S. Treasury Note,
  5.875%, due 11/15/04          7.99%
U.S. Treasury Note,
  6.000%, due 08/15/09          7.23%
Burlington Resources, Inc.      3.07%
General Electric Co.            2.89%
Citigroup, Inc.                 2.71%
Texas Instruments, Inc.         1.72%
Viacom, Inc.,
  7.750% due 06/01/05           1.70%
U.S. Treasury Note,
  6.375%, due 06/30/02          1.65%
Minnesota Mining and
  Manufacturing Co.             1.44%
Sun Microsystems,
  7.000%, due 08/15/02          1.40%

---------------------------------------
                            PERCENT OF
TOP TEN INDUSTRIES          PORTFOLIO++
---------------------------------------

Financial Services              9.82%
Broadcasting                    4.74%
Retail Stores                   4.39%
Banking                         3.92%
Oil & Gas - Distribution
  & Marketing                   3.91%
Beverages                       3.29%
Diversified Operations          2.89%
Multimedia                      2.71%
Insurance                       2.50%
Manufacturing                   2.37%

++Represents market value of
  investments plus cash.

[END SIDEBAR]

      It was tough going for equity markets the past six months as unremitting volatility continued to weigh down share prices across the board. Several key earnings shortfalls and surging energy prices triggered the extreme swings, later made worse by a disputed presidential election and waning consumer confidence. By December, mounting evidence suggested the economy may be slowing more than the Federal Reserve had intended. Indeed, although Fed policymakers left interest rates unchanged at 6.5% for the fifth straight time, they also declared economic weakness to be a bigger threat than inflation. Reflecting that weakness, the S&P 500 Index and Nasdaq Composite Index ended the second half of 2000 in a slump, and the Dow Jones Industrial Average managed to post only a slight gain. Meanwhile, in the fixed-income markets, Treasuries gained as investors turned to government debt for its relative safety and higher returns.

      The JPVF Balanced Portfolio slipped lower in this harsh environment, but still beat its broad-based benchmark, the S&P 500 Index. Key to our performance was our company-by-company investment approach, which emphasizes businesses with outstanding management teams committed to growing their top lines and improving returns on capital. This proven process helped us uncover some exciting opportunities able to withstand the market's ups and downs.

      Burlington Resources, for example, was a winner. The independent natural-gas producer has benefited against a backdrop of stricter environmental regulations as the American energy market evolves from a reliance on coal- and nuclear-fired power to clean-burning and efficient natural gas. To be sure, forecasts show demand for natural gas swelling over the next 10 years. As we sought to understand the changing supply/demand characteristics for electricity in the U.S., these optimistic projections were confirmed by our own research, which revealed that General Electric, another Portfolio holding, has sold out its natural-gas-fired power turbines through 2003. What's more, we appreciate Burlington management's efforts to improve returns on capital and believe the stock is attractively valued compared to its peers.

      Food and drug retailer, Safeway, also posted solid results. While at first glance it may appear that Safeway is facing growing competition from Wal-Mart, which is adding grocery stores to its popular Supercenters, our research, in fact, showed that fewer than 100 Safeway stores across the country go head to head with a Supercenter. Because Safeway stores are more typically located in densely populated regions where the vast acreage needed for a Wal-Mart Supercenter is often not available, Safeway is somewhat protected from the discount retailer's competitive threat.


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JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                               BALANCED PORTFOLIO
--------------------------------------------------------------------------------

[SIDEBAR]

--------------------------------------------------------------------------------
        Balanced Portfolio, S&P 500 Index and the Balanced Benchmark(1)
              Comparison of Change in Value of $10,000 Investment.
--------------------------------------------------------------------------------

                      [LINE GRAPH]

          BALANCED        S&P 500         BALANCED
          PORTFOLIO        INDEX        BENCHMARK(1)

5/92        10000          10000           10000
            10081           9958           10070
            10467          10272           10406
12/92       10847          10787           10712
            11379          11256           11133
            11526          11310           11275
            11856          11598           11545
12/93       11852          11867           11705
            11654          11420           11352
            11550          11470           11349
            11698          12031           11690
12/94       11694          12028           11720
            12186          13195           12572
            12848          14451           13518
            13481          15596           14221
12/95       14308          16532           14925
            14377          17512           15292
            14850          18399           15721
            15163          19074           16112
12/96       15819          20767           17040
            15663          20860           17280
            17218          24494           19185
            18243          26326           20225
12/97       18402          27079           21383
            19856          30849           23169
            20162          31864           23808
            18914          28701           22892
12/98       21667          34802           25625
            21830          36534           26309
            23440          39105           27175
            22766          36663           26433
12/99       26490          42118           28421
            27858          43084           29037
            26962          41940           28898
            28853          41533           29149
12/00       26106          38284           28546

-------------------------------------------
     AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------

                     S&P 500    BALANCED
           BALANCED   INDEX    BENCHMARK(1)
1 YEAR     -1.45%     -9.10%     0.70%
5 YEARS    12.78%     18.30%    12.27%
INCEPTION  11.71%     17.01%    12.99%

Commencement of operations May 1, 1992. Past performance is not predictive of future performance.

This graph compares an initial $10,000 investment made in the Balanced Portfolio (the "Portfolio") at its inception with a similar investment in the S&P 500 Index and the Balanced Benchmark(1). For the purposes of this graph and the accompanying table, the average annual total return for the Port folio reflects all recurring expenses and includes the reinvestment of all dividends and distributions. Total return figures for periods of less than one year have not been annualized.


The S&P 500 Index and the Balanced Benchmark are unmanaged indexes and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates. Total returns do not reflect any separate account expenses imposed on the policies which may include a premium tax charge, account fees, cost of insurance, mortality expenses and surrender charges, as applicable.

[ENDSIDEBAR]

Moreover, Safeway is, in our opinion, led by one of the best management teams in the business. As proof of management execution, the corporation has continued to increase its market share via small acquisitions that have had a quick and positive impact on the bottom line.

      Among our disappointments was entertainment giant, Viacom. Until recently, the global powerhouse had been a tremendous home run for us as it dominated the media landscape with its ability to cross sell its huge library of media content among its radio, outdoor and cable assets. Viacom's slide started a few months ago as the shakeout in e-commerce companies caused dot-com advertising spending to virtually dry up. Although the media conglomerate derives only a small percentage of revenues from online ads, the emotional impact on investors proved to be far greater. On top of that, fears that a cooling economy would further hurt advertising profits pressured the share price even lower. Given that Viacom's fundamentals remain as strong as ever and the fact that its stock is trading at an attractive valuation, we elected to maintain our position in Viacom as we keep a close eye on the situation.

      Corning, the world's No. 1 maker of fiber-optic cable, also retreated on worries over an apparent slowdown in telecommunication equipment spending. While it's true some of Corning's customers have run into problems securing capital to buy fiber for their competitive long-haul optical systems, our industry checks and extensive network of contacts have verified that orders have not dried up. On the contrary, this year Corning has made several strategic acquisitions, as well as opened new factories and boosted capacity at existing plants, just to meet the soaring demand for its products. At the end of the day, Corning enjoys product excitement, a fast-growing market niche, a favorable supply/demand scenario, limited competition, high order visibility, an attractive valuation -- and exceptional management. In short, everything we look for in a company.

      Looking ahead, volatility will likely carry over into 2001. Therefore, we will stay focused on the fundamentals, employing our in-depth, hands-on stock-picking approach to find exceptional businesses immune to the vagaries of the market.

(1) The Balanced Benchmark reflects the performance of the 55% S&P 500/35% Lehman Aggregate/10% 90 Day T-Bill Index from May 1, 1992 through April 30, 1999 and the 50% S&P 500/40% Lehman Aggregate/10% 90 Day T-Bill Index from May 1, 1999 through December 31, 2000.


91
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JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                               BALANCED PORTFOLIO
--------------------------------------------------------------------------------

                   FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR

FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS

                                               Year Ended       Year Ended         Year Ended     Year Ended         Year Ended
                                                December         December           December       December           December
                                                31, 2000         31, 1999           31, 1998       31, 1997           31, 1996
Net asset value, beginning of year          $      15.27     $      12.71     $      11.75     $      12.07     $      11.91

Income From Investment Operations
 Net investment income                              0.38             0.31             0.24             0.30             0.26
 Net gains and losses on securities
  (both realized and unrealized)                   (0.53)            2.47             1.84             1.60             0.99
                                            ------------     ------------     ------------     ------------     ------------


 Total from investment operations                  (0.15)            2.78             2.08             1.90             1.25

Less Distributions to Shareholders
 Dividends from net investment income              (0.31)                            (0.24)           (0.30)           (0.26)
 Dividends in excess of net
  investment income
 Distributions from capital gains                  (0.53)           (0.22)           (0.88)           (1.64)           (0.83)
 Distributions in excess of capital gains          (0.30)                                             (0.28)
 Returns of capital
                                            ------------     ------------     ------------     ------------     ------------

 Total distributions                               (1.14)           (0.22)           (1.12)           (2.22)           (1.09)

Net asset value, end of year                $      13.98     $      15.27     $      12.71     $      11.75     $      12.07
                                            ============     ============     ============     ============     ============

Total Return (A)                                   (1.45%)          22.26%           17.74%           16.33%           10.56%

Ratios to Average Net Assets:
 Expenses                                           0.79%            0.97%            0.94%            0.97%            0.97%
 Net investment income                              2.98%            2.49%            2.08%            2.60%            2.20%

Portfolio Turnover Rate                            74.92%          237.64%          247.07%          254.04%          222.35%

Net Assets, At End of Year                  $  61,953,375    $  53,313,418    $  35,113,754    $  22,637,577    $  18,256,430

(A) Total return assumes reinvestment of all dividends during the year and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.


82
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JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                               BALANCED PORTFOLIO
--------------------------------------------------------------------------------

            SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 2000

   COMMON STOCK--43.87%

Company                                              Shares       Market Value
------------------------------------------------------------------------------

Aerospace & Defense-0.98%
Boeing Co., The                                       7,270       $  479,820
Honeywell International, Inc.                         2,780          131,529
                                                                  ----------
                                                                     611,349
                                                                  ----------
Automotive Manufacturing-1.13%
Bayerische Motoren Werke (BMW), AG                   21,441          700,542
                                                                  ----------
Automotive Parts & Equipment-0.34%
TRW, Inc.                                             5,505          213,319
                                                                  ----------
Banking-3.85%
Bank of New York Co., Inc., The                       6,380          352,096
Citigroup, Inc.                                      32,501        1,659,582
U.S. Bancorp                                         12,680          370,098
                                                                  ----------
                                                                   2,381,776
                                                                  ----------
Beverages-1.08%
Anheuser-Busch Companies, Inc.                       14,750          671,125
                                                                  ----------
Broadcasting-2.80%
AT&T Corp. - Liberty Media Group+                    19,965          270,775
Clear Channel Communications, Inc.+                   5,375          260,352
Comcast Corp.+                                       11,880          495,990
Infinity Broadcasting Corp.+                         13,865          387,353
Univision Communications, Inc.+                       7,650          313,172
                                                                  ----------
                                                                   1,727,642
                                                                  ----------
Chemicals-1.48%
E.I. du Pont de Nemours & Co.                        10,000          483,125
Lyondell Chemical Co.                                28,330          433,803
                                                                  ----------
                                                                     916,928
                                                                  ----------
Commercial Services-0.45%
Paychex, Inc.                                         5,700          277,163
                                                                  ----------
Computer Equipment & Services-2.34%
Automatic Data Processing, Inc.                      10,770          681,876
EMC Corp.+                                           11,520          766,080
                                                                  ----------
                                                                   1,447,956
                                                                  ----------
Computer Network-0.75%
Cisco Systems, Inc.+                                 12,090          462,443
                                                                  ----------
Computer Software - Mainframe-0.37%
Cadence Design Systems, Inc.+                         8,445          232,238
                                                                  ----------
Diversified Operations-2.86%
General Electric Co.                                 36,965        1,772,010
                                                                  ----------
Electrical Equipment-0.96%
AES Corp., The+                                      10,790          597,496
                                                                  ----------
Electronic Components-0.97%
Linear Technology Corp.                               7,380          341,325
Maxim Integrated Products, Inc.+                      5,450          260,578
                                                                  ----------
                                                                     601,903
                                                                  ----------
Electronics - Semiconductors-2.09%
Advanced Micro Devices, Inc.+                        17,120          236,470
Texas Instruments, Inc.                              22,300        1,056,463
                                                                  ----------
                                                                   1,292,933
                                                                  ----------
Financial Services-1.76%
American Express Co.                                  6,840          375,773
Charles Schwab Corp., The                            12,302          349,069
Firstar Corp.                                        15,850          368,513
                                                                  ----------
                                                                   1,093,355
                                                                  ----------
Household Products-0.73%
Proctor & Gamble Co., The                             5,760          451,800
                                                                  ----------
Insurance-2.47%
American General Corp.                                4,050          330,075
American International Group, Inc.                    4,445          438,110
Marsh & McLennan Companies, Inc.                      3,715          434,655
Progressive Corp., The                                3,160          327,455
                                                                  ----------
                                                                   1,530,295
                                                                  ----------
Internet Services-0.67%
America Online, Inc.+                                 6,175          214,890
VeriSign, Inc.+                                       2,668          197,932
                                                                  ----------
                                                                     412,822
                                                                  ----------
Manufacturing-2.35%
Corning, Inc.                                         5,585          294,958
Harley-Davidson, Inc.                                 6,955          276,461
Minnesota Mining & Manufacturing Co.                  7,310          880,855
                                                                  ----------
                                                                   1,452,274
                                                                  ----------

                       See notes to financial statements.


83
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                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                               BALANCED PORTFOLIO
--------------------------------------------------------------------------------

      SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 2000--CONTINUED

   COMMON STOCK--CONTINUED

Company                                                Shares    Market Value
------------------------------------------------------------------------------

Medical - Biotechnology-0.94%
Genentech, Inc.+                                        2,130     $  173,595
Pharmacia Corp.                                         6,745        411,445
                                                                  ----------
                                                                     585,040
                                                                  ----------
Medical Products-0.56%
Medtronic, Inc.                                         5,715        345,043
                                                                  ----------
Multimedia-1.00%
Time Warner, Inc.                                       2,803        146,429
Viacom, Inc., Class B+                                 10,130        473,578
                                                                  ----------
                                                                     620,007
                                                                  ----------
Oil & Gas - Distribution & Marketing-3.88%
Burlington Resources, Inc.                             37,240      1,880,620
Enron Corp.                                             6,235        518,284
                                                                  ----------
                                                                   2,398,904
                                                                  ----------
Pharmaceutical-1.98%
Bristol-Myers Squibb Co.                               10,155        750,835
Eli Lilly & Co.                                         5,145        478,807
                                                                  ----------
                                                                   1,229,642
                                                                  ----------
Retail Stores-3.11%
Gap, Inc., The                                          7,600        193,800
Safeway, Inc.+                                          9,315        582,188
Tiffany & Co.                                          13,770        435,476
Wal-Mart Stores, Inc.                                  13,540        719,313
                                                                  ----------
                                                                   1,930,777
                                                                  ----------
Telecommunications - Equipment &
 Services-0.83%
Nokia Oyj, SA, ADR                                      8,440        367,140
Telefonaktiebolaget LM
 Ericsson, AB, ADR                                     13,335        149,185
                                                                  ----------
                                                                     516,325
                                                                  ----------
Telecommunications - Integrated-0.74%
SBC Communications, Inc.                                9,565        456,729
                                                                  ----------
Telecommunications - Wireless-0.05%
Nextel Communications, Inc.+                            1,310         32,423
                                                                  ----------
Telecommunications - Wireline-0.23%
McLeodUSA, Inc.+                                       10,050        141,956
                                                                  ----------
Utilities - Electric & Gas-0.12%
Montana Power Co.                                       3,610         74,908
                                                                  ----------
 TOTAL COMMON STOCK
 (Cost $25,273,856)                                               27,179,123
                                                                  ----------
 PREFERRED STOCKS--2.15%

Oil & Gas - Integrated-0.53%
Coastal Corp., 6.625%                                   6,675        331,247
                                                                  ----------
Publishing & Printing-0.65%
Tribune Co., 2.000%, due 05/15/29                       4,625        400,063
                                                                  ----------
Utilities - Electric & Gas-0.97%
Alliant Energy Inc., 7.250%, due 02/15/30#              3,893        215,575
Reliant Energy, Inc., due 09/15/29                      7,425        387,028
                                                                  ----------
                                                                     602,603
                                                                  ----------
 TOTAL PREFERRED STOCKS
 (Cost $1,670,386)                                                 1,333,913
                                                                  ----------

 CONVERTIBLE BONDS--0.81%

                                                Principal Value
                                                ---------------

Broadcasting-0.44%
Clear Channel Communications, Inc.,
 2.625%, due 04/01/03                                $271,000        272,694
                                                                  ----------
Internet Services-0.28%
Exodus Communications, Inc.,
 4.750%, due 07/15/08                                 230,000        173,938
                                                                  ----------
Telecommunications - Wireless-0.09%
Nextel Communications, Inc.,
 4.750%, due 07/01/07                                  45,000         54,675
                                                                  ----------

 TOTAL CONVERTIBLE BONDS
 (Cost $776,667)                                                     501,307
                                                                  ----------

                       See notes to financial statements.


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                               BALANCED PORTFOLIO
--------------------------------------------------------------------------------

      SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 2000--CONTINUED

   CORPORATE BONDS--20.14%

Company                                  Principal Value     Market Value
--------------------------------------------------------------------------

Banking-0.04%
Firstar Bank Corp, NA,
 7.125%, due 12/01/09                       $   25,000         $   25,284
                                                               ----------
Beverages-2.17%
Anheuser-Busch Companies, Inc.,
 5.375%, due 09/15/08                          500,000            472,337
Anheuser-Busch Companies, Inc.,
 5.650%, due 09/15/08                          190,000            182,598
Anheuser-busch Companies, Inc.,
 7.550%, due 10/01/30                           60,000             65,588
Anheuser-Busch Companies, Inc.,
 6.830%, due 01/15/31                           75,000             74,880
Coca-Cola Entertainment, Inc.,
 6.625%, due 08/01/04                          140,000            142,244
Coca-Cola Entertainment, Inc.,
 7.125%, due 09/30/09                          390,000            408,210
                                                               ----------
                                                                1,345,857
                                                               ----------
Broadcasting-1.46%
AT&T Corp.-Liberty Media,
 7.875%, due 07/15/09                          275,000            270,860
Cox Communications, Inc.,
 7.000%, due 08/15/01                          200,000            199,536
Cox Communications, Inc.,
 7.500%, due 08/15/04                          170,000            173,587
Cox Communications, Inc.,
 7.750%, due 08/15/06                          250,000            259,599
                                                               ----------
                                                                  903,582
                                                               ----------
Chemicals-0.69%
E. I. du Pont Nemours and Co.,
 6.875%, due 10/15/09                          125,000            128,618
Lyondell Chemical Co., Series A,
 9.625%, due 05/01/07                          305,000            295,850
                                                               ----------
                                                                  424,468
                                                               ----------
Computer Software - Mini & Micro-1.56%
Sun Microsystems, Inc., 7.000%,
 due 08/15/02                                  850,000            857,324
Sun Microsystems, Inc., 7.650%,
 due 08/15/09                                  105,000            109,469
                                                               ----------
                                                                  966,793
                                                               ----------
Financial Services-7.96%
American Express Co.,
 6.750%, due 06/23/04                          285,000            289,645
Charles Schwab Corp., The,
 8.050%, due 03/01/10                          200,000            214,385
Ford Motor Credit,
 6.550%, due 09/10/02                          500,000            501,615
Ford Motor Credit,
 7.250%, due 01/15/03                          375,000            379,923
Ford Motor Credit,
 5.800%, due 01/12/09                          600,000            542,615
GE Capital Corp.,
 7.000%, due 03/01/02                          485,000            490,918
GE Capital Corp.,
 7.000%, due 02/03/03                          590,000            602,142
GE Capital Corp.,
 7.250%, due 02/01/05                          500,000            521,931
GE Capital Corp.,
 7.370%, due 01/19/10                          500,000            538,070
General Motors Acceptance Corp.,
 5.850%, 01/14/09                              800,000            731,291
Houshold Finance Corp.,
 8.000%, due 05/09/05                          110,000            115,452
                                                               ----------
                                                                4,927,987
                                                               ----------
Internet Services-0.72%
Exodus Communications, Inc.,
 11.250%, due 07/01/08                         500,000            445,000
                                                               ----------
Medical - Biotechnology-0.40%
Pharmacia Corp., 5.375%,
 due 12/01/05                                  250,000            245,660
                                                               ----------
Multimedia-1.68%
Viacom, Inc., 7.750%, due 06/01/05           1,000,000          1,042,018
                                                               ----------
Retail Stores-1.22%
Safeway Inc., 7.500%, due 09/15/09              15,000             15,693
Wal-Mart Stores, Inc.,
 6.150%, due 08/10/01                          250,000            250,182
Wal-Mart Stores, Inc.,
 6.875%, due 08/01/02                           30,000             30,405
Wal-Mart Stores, Inc.,
 6.550%, due 08/10/04                          300,000            306,650
Wal-Mart Stores, Inc.,
 6.875%, due 08/10/09                          150,000            156,734
                                                               ----------
                                                                  759,664
                                                               ----------

                       See notes to financial statements.


85
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--------------------------------------------------------------------------------
                               BALANCED PORTFOLIO
--------------------------------------------------------------------------------

      SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 2000--CONTINUED

   CORPORATE BONDS--CONTINUED

Company                                  Principal Value       Market Value
---------------------------------------------------------------------------

Telecommunications - Integrated-0.21%
360 Communications Corp.,
 7.500%, due 03/01/06                        $   125,000        $   127,226
                                                                 ----------
Telecommunications - Wireless-2.03%
Nextel Communications, Inc.,
 9.375%, due 11/15/09                            727,000            677,928
VoiceStream Wireless Corp.,
 10.375%, due 11/15/09                           545,000            583,831
                                                                 ----------
                                                                  1,261,759
                                                                 ----------

 TOTAL CORPORATE BONDS
 (Cost $12,433,827)                                              12,475,298
                                                                 ----------

 GOVERNMENT & AGENCY OBLIGATIONS--19.47%

Government Agency-2.78%
Federal Home Loan Bank,
 6.750%, due 02/01/02                            250,000            252,641
Federal Home Loan Mortgage Corp.,
 7.000%, due 03/15/10                            100,000            107,007
Federal National Mortgage Association,
 5.750%, due 04/15/03                            575,000            576,985
Federal National Mortgage Association,
 7.125%, due 06/15/10                            725,000            785,074
                                                                 ----------
                                                                  1,721,707
                                                                 ----------
U.S. Treasury Bills, Bonds,
 and Notes-16.69%
U.S. Treasury Note,
 6.375%, due 06/30/02                            995,000          1,009,960
U.S. Treasury Note,
 5.875%, due 11/15/04                          4,775,000          4,899,497
U.S. Treasury Note,
 6.000%, due 08/15/09                          4,200,000          4,433,041
                                                                 ----------
                                                                 10,342,498
                                                                 ----------

 TOTAL GOVERNMENT &
 AGENCY OBLIGATIONS
 (Cost $11,585,304)                                              12,064,205
                                                                 ----------

 TOTAL INVESTMENTS
 (Cost $51,740,040)                                86.44%        53,553,846
Other assets, less liabilities                     13.56          8,399,529
                                             ------------       -----------

 TOTAL NET ASSETS                                 100.00%       $61,953,375
                                             ============       ===========

+     Non-income producing security.

# Security exempt from registration under Rule 144A of the Securities Act of 1933. The security is restricted from sale to the public and may only be sold to a qualified institutional buyer. At December 31, 2000, the market value of the 144A securities was $215,575 or 0.35% of net assets.

                       See notes to financial statements.


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--------------------------------------------------------------------------------
                            HIGH YIELD BOND PORTFOLIO
--------------------------------------------------------------------------------


". . .the yield difference between noninvestment-grade debt and Treasuries widened significantly during the past year, making the yields on high-income bonds very attractive relative to other fixed-income securities."

                                   --Bernard A. Scozzafava, Portfolio Manager--

--------------------------------------------------------------------------------

                                 INCEPTION DATE

               ---------------------------------------------------

                                  FUND MANAGER
                    Massachusetts Financial Services Company

               ---------------------------------------------------

                        INVESTMENT OBJECTIVE AND STRATEGY
                      To seek a high level of income by in
                     primarily in corporate obligations with
                    emphasis on higher-yielding, higher risk,
                       lower-rated or unrated securities.

               ---------------------------------------------------

                            NET ASSETS AS OF 12/31/00
                                   $9,265,526

               ---------------------------------------------------

                               NUMBER OF HOLDINGS
                                       233

               ---------------------------------------------------

                               PORTFOLIO TURNOVER
                                     38.15%

               ---------------------------------------------------

                        DOLLAR WEIGHTED AVERAGE MATURITY
                                    6.6 years

--------------------------------------------------------------------------------

                    -----------------------------------------
                                 IN THIS SECTION
                    -----------------------------------------

                                 Portfolio Facts

                                    Portfolio
                                   Composition

                              Financial Highlights

                                   Schedule of
                              Portfolio Investments

                    -----------------------------------------
                               BERNARD SCOZZAFAVA
                                 Vice President

                      o Joined MFS in 1989

                      o M.S. from Massachusetts Institute of
                        Technology

                      o Graduate of Hamilton College
                    -----------------------------------------


                                                                              87
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--------------------------------------------------------------------------------
                            HIGH YIELD BOND PORTFOLIO
--------------------------------------------------------------------------------

[SIDEBAR]

              [PIE CHART]

         Corporate Bonds-88.48%
           Common Stock-0.31%
      Short-term Obligations-8.47%
       Rights and Warrants-0.25%
         Preferred Stock-2.29%
              Cash-0.20%

-----------------------------------------
                              PERCENT OF
PORTFOLIO QUALITY             PORTFOLIO++
-----------------------------------------

A                                1.15%
BBB                              2.32%
BB                              12.44%
B                               62.36%
CC                               0.00%
CCC                              6.93%
D                                0.05%
Not Rated                        3.24%
Cash & Cash Equivalents          8.66%

-----------------------------------------
                              PERCENT OF
TOP TEN HOLDINGS              PORTFOLIO++
-----------------------------------------

Riverwood International
 Corp., 10.250%,
 due 4/01/06                     1.25%
COLT Telecom Group,
 0.000%, due 12/15/06            1.23%
LIN Television Corp.,
 0.000%, due 03/01/08            1.18%
Nextel Communication,
 0.000%, due 02/15/08            1.17%
P&L Coal Holdings,
 9.625%, due 5/15/08             1.15%
Esat Telecom, Series B,
 11.875%, due 12/01/08           1.15%
Huntsman ICI,
 10.125%, due 7/01/09            0.98%
EchoStar DBS Corp.,
 9.375%, due 02/01/09            0.97%
Coast Hotels,
 9.500%, due 04/01/09            0.97%
NTL, Inc., B,
 0.000%, due 04/01/08            0.97%

   ++Represents market value of
      investments plus cash.

This Portfolio carries a higher degree of risk than other bond portfolios because it invests in lower grade issues.

[ENDSIDEBAR]

      For the twelve months ended December 31, 2000, the JPVF High Yield Bond Portfolio provided a return of -7.92%. This return compares to a return of -8.38% for the average high current yield portfolio tracked by Lipper Inc., an independent firm that reports mutual fund performance. The Portfolio's return also compares to the return of -5.86% for the Portfolio's benchmark, the Lehman Brothers High Yield Bond Index (the Lehman Index). The Lehman Index is an unmanaged index of noninvestment-grade corporate debt. The Lipper Indices are unmanaged, net-asset-value-weighted indices of the largest qualifying mutual funds within their respective investment objectives, adjusted for the reinvestment of capital gain distributions and income dividends.

      In a market where most high-yield bonds traded lower, successful avoidance of most of the credit problems that hurt a variety of industries helped the Portfolio's performance. We also weren't afraid to lock in profits on securities that performed well for us. Some high-yield bond portfolio managers are often tempted to hold on to positions that have performed well because they still like the fundamental outlook for certain companies. In contrast, we are very price disciplined. Therefore, if a security reaches our valuation projections, we're often no longer comfortable with the potential downside risk and may reduce our exposure. A good example would be the telecommunications securities that performed extremely well in the early part of 2000 but have come down quite a bit amid the sell off in the equity market. We sold many of these holdings despite our favorable long-term outlook for these companies.

      We believe the key to avoiding the credit defaults is MFS Original Research.(R) The Portfolio is backed by a large group of experienced investment management professionals dedicated exclusively to the high-income market. Our research analysts use a variety of models to analyze the credit risk and business prospects of the companies they cover. As a result, before any security is purchased for the Portfolio, we carefully measure the underlying financial stability of each company. It's a research intensive, company-by-company, and bottom-up approach to security selection. First, we look at a company's business risks and opportunities, then we consider the financial risks and opportunities. Finally, we look at all the different ways of investing in the company and how the market is pricing each one of the securities. From this analysis, we try to pick the bond that offers the best risk-adjusted return for the Portfolio.

      While we've reduced our exposure to telecommunications and media bonds early in the period, we still view these holdings as defensive positions that


88
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JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                            HIGH YIELD BOND PORTFOLIO
--------------------------------------------------------------------------------

offer attractive yields and growth opportunities. We believe most people are not going to turn off their cable or mobile phones even if the economy goes into recession. Given the current economic environment and the sharp sell off we've seen in the telecommunications and media sectors, we found some attractive value in these segments of the market again. We were overweight media issues, which helped performance during a weak market. Despite reducing our exposure to telecommunications companies early in the year, we remained overweight in this sector, which hurt our relative performance during the period. However, following a sharp sell off in the sector we now view many telecommunications issues as attractively valued.

      Earlier in the year, we also took some money off the table in the more cyclical industries, such as steel and paper packaging, as well as in general manufacturing. However, we believe some of these companies, along with the financial sector, are looking poised for a rebound, especially if the Federal Reserve Board decides to cut interest rates. So, we are again looking closely at these companies.

      We increased our exposure to the energy and gaming sectors earlier in the year to take advantage of the strong business fundamentals in these industries. Both of these moves worked well for the Portfolio, however, we are beginning to take some profits in the energy sector in order to take advantage of attractive valuations, yields, and growth potential in some of the other sectors we've mentioned, such as telecommunications and media.

      As we enter a new year, it's difficult to rule out further volatility in the short-term given the uncertain economic environment; but the high yield market rally that began in mid-December has continued through the end of the year. Despite the recent rally, the yield difference between noninvestment-grade debt and Treasuries widened significantly during the past year, making the yields on high-income bonds very attractive relative to other fixed-income securities. In addition, while cautious in the short run, we believe the economy will remain healthy and corporate earnings will produce low double-digit returns. Historically, high-yield bonds track corporate earnings, so we believe the environment will improve for the high-yield market.

[SIDEBAR]

--------------------------------------------------------------------------------
             High Yield Bond Portfolio and Lehman Bros. High Yield Bond Index
                   Comparison of Change in Value of $10,000 Investment.
--------------------------------------------------------------------------------

              [LINE GRAPH]

                HIGH YIELD          LEHMAN
                   BOND            BROTHERS
                PORTFOLIO         HIGH YIELD

1/98              10000             10000
                  10289             10336
6/98              10387             10450
                   9640              9975
12/98             10089             10187
                  10537             10375
6/99              10470             10410
                  10338             10263
12/99             10572             10430
                  10524             10186
6/00              10529             10303
                  10392             10362
12/00              9735              9819

----------------------------------------
       AVERAGE ANNUAL TOTAL RETURNS
----------------------------------------

                                LEHMAN
                    HIGH      BROS. HIGH
                    YIELD     YIELD BOND
                    BOND         INDEX
1 YEAR              -7.92%      -5.86%
INCEPTION           -0.89%      -0.61%

Commencement of operations January 1, 1998. Past performance is not predictive of future performance.

This graph compares an initial $10,000 investment made in the High Yield Bond Portfolio (the "Portfolio") at its inception with a similar investment in the Lehman Bros. High Yield Bond Index. For the purposes of this graph and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions. Total return figures for periods of less than one year have not been annualized.

The Lehman Bros. High Yield Bond Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates. Total returns do not reflect any separate account expenses imposed on the policies which may include a premium tax charge, account fees, cost of insurance, mortality expenses and surrender charges, as applicable.

[ENDSIDEBAR]


                                                                              89
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

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                            HIGH YIELD BOND PORTFOLIO
--------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

FINANCIAL HIGHLIGHTS

                                             Year Ended     Year Ended     Year Ended
                                              December       December       December
                                              31, 2000       31, 1999       31, 1998
 Net asset value, beginning of year          $     9.19     $     9.49     $    10.00

 Income From Investment Operations
  Net investment income                            0.76           0.75           0.60
  Net gains and losses on securities
   (both realized and unrealized)                 (1.49)         (0.30)         (0.51)
                                             ----------     ----------     ----------

  Total from investment operations                (0.73)          0.45           0.09

 Less Distributions to Shareholders
  Dividends from net investment income            (0.76)         (0.75)         (0.60)
  Dividends in excess of net
   investment income
  Distributions from capital gains
  Distributions in excess of capital gains
  Returns of capital
                                             ----------     ----------     ----------

  Total distributions                             (0.76)         (0.75)         (0.60)

  Net asset value, end of year               $     7.70     $     9.19     $     9.49
                                             ==========     ==========     ==========

  Total Return (A)                                (7.92%)         4.79%          0.89%

  Ratios to Average Net Assets:
   Expenses                                        1.17%          1.15%          1.24%
   Net investment income                           8.50%          7.58%          7.85%

  Portfolio Turnover Rate                         38.15%         43.44%         84.21%

 Net Assets, At End of Year                  $ 9,265,526    $ 9,401,814    $ 7,968,843

(A) Total return assumes reinvestment of all dividends during the year and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.


90
--------------------------------------------------------------------------------

Jefferson Pilot Variable Fund, Inc.
--------------------------------------------------------------------------------
                            HIGH YIELD BOND PORTFOLIO
--------------------------------------------------------------------------------

            SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 2000

  COMMON STOCK--0.34%

 Company                                                    Shares  Market Value
--------------------------------------------------------------------------------

Retail Stores-0.19%
Pathmark Stores, Inc.+                                       1,046      $ 17,259
                                                                        --------
Telecommunications - Integrated-0.10%
Completel Europe, NV+#                                       2,500         8,906
                                                                        --------
Telecommunications - Wireline-0.05%
Allegiance Telecom, Inc.+                                      218         4,854
                                                                        --------

  TOTAL COMMON STOCK
  (Cost $48,309)                                                          31,019
                                                                        --------

 PREFERRED STOCK--2.47%
Broadcasting-0.64%
CSC Holdings, Inc., Series M,
  11.125%, due 04/01/08                                        556        58,941
                                                                        --------
Publishing & Printing-0.53%
Primedia, Inc., Series H,
  8.625%, due 04/01/10                                         650        48,669
                                                                        --------
Telecommunications - Equipment
  & Services-0.38%
Global Crossing, Ltd.,
  10.500%, due 12/01/08                                        400        35,200
                                                                        --------
Telecommunications - Wireless-0.92%
Crown Castle International Corp.,
  12.750%, due 12/15/10                                         64        61,524
Rural Cellular Corp., Series B,
  11.375%, due 05/15/10                                         30        24,002
                                                                        --------
                                                                          85,526
                                                                        --------

  TOTAL PREFERRED STOCK
  (Cost $234,127)                                                        228,336
                                                                        --------
 RIGHTS AND WARRANTS--0.27%

Broadcasting-0.08%
Ono Finance, PLC, Series 144A,
  Equity Value Certificate, due 05/31/09+#                     105         6,300
XM Satellite Radio, Inc.,
  Warrants, exp. 03/15/10+                                      35         1,225
                                                                        --------
                                                                           7,525
                                                                        --------
Packaging & Containers-0.00%
Pliant Corp., Series 144A,
  Warrants, exp. 06/01/10+#                                     20           200
                                                                        --------
Retail Stores-0.04%
Pathmark Stores, Inc.,
  Warrants, exp. 09/19/10+#                                    740         3,561
                                                                        --------
Telecommunications - Equipment
  & Services-0.00%
DTI Holdings, Inc., Warrants,
  exp. 03/01/08+#                                              275             3
                                                                        --------
Telecommunications - Integrated-0.02%
Jazztel, PLC, Warrants, exp. 04/01/09+#                         40         1,480
                                                                        --------
Telecommunications - Wireless-0.01%
American Mobile Satellite Corp.,
  Warrants, exp. 04/01/08+#                                     60           840
                                                                        --------
Telecommunications - Wireline-0.12%
GT Group Telecom, Inc.,
  Warrants, exp. 02/01/10+#                                    100         4,350
Versatel Telecom, BV, Series 144A,
  Warrants, exp. 05/15/08+#                                     80         7,220
                                                                        --------
                                                                          11,570
                                                                        --------

  TOTAL RIGHTS AND WARRANTS
  (Cost $18,314)                                                          25,179
                                                                        --------

 CORPORATE BONDS--80.50%

                                                   Principal Value
                                                   ---------------
Aerospace & Defense-2.60%
Argo-Tech Corp., 8.625%,
  due 10/01/07                                            $ 70,000        55,300
BE Aerospace, Inc., Series B,
  8.000%, due 03/01/08                                      50,000        46,625
K & F Industries, Inc., Series B,
  9.250%, due 10/15/07                                      90,000        87,075
L-3 Communications Corp., Series B,
  10.375%, due 05/01/07                                     50,000        51,500
                                                                        --------
                                                                         240,500
                                                                        --------
Automotive Parts & Equipment-0.82%
Hayes Wheels International, Inc.,
  11.000%, due 07/15/06                                     47,000        35,250
Hayes Wheels International, Inc.,
  Series B, 9.125%, due 07/15/07                            10,000         6,600
Lear Corp., 9.500%, due 07/15/06                            35,000        33,950
                                                                        --------
                                                                          75,800
                                                                        --------

                       See notes to financial statements.


                                                                              91
--------------------------------------------------------------------------------

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                            HIGH YIELD BOND PORTFOLIO
--------------------------------------------------------------------------------

       SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 2000-CONTINUED

  CORPORATE BONDS--CONTINUED

Company                                           Principal Value   Market Value
--------------------------------------------------------------------------------

Broadcasting-14.63%
Acme Television, Series B,
  10.875%, Step-up, due 09/30/04                       $   25,000     $   21,625
Adelphia Communications Corp.,
  Series 144A, 8.375%, due 02/01/08#                      100,000         86,000
Adelphia Communications Corp.,
  9.375%, due 11/15/09                                     20,000         17,600
Albritton Communications Co.,
  Series B, 9.750%, due 11/30/07                           40,000         39,000
Chancellor Media Corp., Series B,
  8.750%, due 06/15/07                                     40,000         41,000
Chancellor Media Corp., 8.000%,
  due 11/01/08                                             50,000         50,313
Benedek Communications Corp.,
  Zero Coupon, Step-up, due 05/15/06+                      80,000         56,000
Charter Communications Holdings,
  LLC, 8.250%, due 04/01/07                               100,000         90,500
Charter Communications Holdings,
  LLC, Zero Coupon, Step-up,
  due 04/01/11+                                           115,000         66,700
Citadel Broadcasting Co., 9.025%,
  due 11/15/08                                             60,000         58,200
CSC Holdings, Inc., Series B,
  8.125%, due 08/15/09                                     30,000         30,570
Cumulus Media, Inc., 10.375%,
  due 07/01/08                                             30,000         24,075
EchoStar DBS Corp., 9.375%,
  due 02/01/09                                            100,000         97,000
Fox/Liberty Networks, LLC,
  8.875%, due 08/15/07                                     55,000         56,100
Frontiervision, LP, 11.000%,
  due 10/15/06                                             50,000         45,750
Frontiervision Holdings, LP,
  Zero Coupon, Step-up, due 09/15/07+                      45,000         38,700
Granite Broadcasting Corp.,
  10.375%, due 05/15/05                                     5,000          3,175
Granite Broadcasting Corp.,
  8.875%, due 05/15/08                                     15,000          9,150
Insight Midwest, LP/Insight Capital,
  Inc., 9.750%, due 10/01/09                               90,000         89,325
Lenfest Communications, Inc.,
  8.375%, due 11/01/05                                     40,000         42,791
LIN Television Corp., Zero Coupon,
  Step-up, due 03/01/08+                                  160,000        117,200
Broadcasting-Continued
Paxon Communications Corp.,
  11.625%, due 10/01/02                                $   95,000     $   95,950
Telemundo Group, Inc., Series B,
  Zero Coupon, Step-up, due 08/15/08+                     125,000         84,375
United International Holdings, Inc.,
  Series B, Zero Coupon, Step-up,
  due 02/15/08+                                            75,000         30,750
XM Satellite Radio, Inc., 14.000%,
  due 03/15/10                                             35,000         19,250
Young Broadcasting, Inc., Series B,
  8.750%, due 06/15/07                                     50,000         45,313
                                                                      ----------
                                                                       1,356,412
                                                                      ----------
Building Construction-0.25%
Atrium Companies, Inc., Series B,
  10.500%, due 05/01/09                                    30,000         23,250
                                                                      ----------
Building Materials-2.56%
American Standard Companies, Inc.,
  7.375%, due 02/01/08                                     20,000         18,800
American Standard Companies, Inc.,
  7.625%, due 02/15/10                                     20,000         18,600
Building Materials Holding Corp.,
  Series B, 7.750%, due 07/15/05                           50,000         12,500
Building Materials Holding Corp.,
  Series B, 8.625%, due 12/15/06                           65,000         16,250
Formica Corp., Series B, 10.875%,
  due 03/01/09                                             50,000         18,750
MMI Products, Inc., Series B,
  11.250%, due 04/15/07                                    60,000         58,500
Nortek, Inc., Series B, 9.250%,
  due 03/15/07                                             25,000         22,813
Nortek, Inc., Series B, 8.875%,
  due 08/01/08                                             35,000         30,975
Synthetic Industries, Inc., Series 144A,
  17.000%, due 06/14/08#                                   41,250         40,631
                                                                      ----------
                                                                         237,819
                                                                      ----------
Building Services-0.56%
D.R. Horton, Inc., 9.750%, due 09/15/10                    50,000         47,000
Lennar Corp., Series B, 9.950%,
  due 05/01/10                                              5,000          5,100
                                                                      ----------
                                                                          52,100
                                                                      ----------

                            See notes to financial statements.


92
--------------------------------------------------------------------------------

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                            HIGH YIELD BOND PORTFOLIO
--------------------------------------------------------------------------------

       SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 2000-CONTINUED

  CORPORATE BONDS--CONTINUED

Company                                           Principal Value   Market Value
--------------------------------------------------------------------------------

Chemicals-2.88%
Huntsman ICI Chemicals, LLC,
  10.125%, due 07/01/09                                  $100,000       $ 97,250
Lyondell Chemical Co., Series A,
  9.625%, due 05/01/07                                     25,000         24,250
Lyondell Chemical Co., Series B,
  9.875%, due 05/01/07                                     65,000         63,050
Sovereign Specialty Chemicals, Inc.,
  11.875%, due 03/15/10                                    40,000         38,400
Sterling Chemicals, Inc., Series B,
  12.375%, due 07/15/06                                    10,000          9,200
Sterling Chemicals, Inc., Series A,
  11.250%, due 04/01/07                                    75,000         35,250
                                                                        --------
                                                                         267,400
                                                                        --------
Commercial Services-1.90%
Autotote Corp., Series 144A,
  12.500%, due 08/15/10#                                   30,000         28,200
Iron Mountain, Inc., 10.125%,
  due 10/01/06                                             25,000         25,875
Pierce Leahy Corp., 11.125%,
  due 07/15/06                                             30,000         31,500
Williams Scotsman, Inc., 9.875%,
  due 06/01/07                                            115,000         90,850
                                                                        --------
                                                                         176,425
                                                                        --------
Computer Software - Mainframe-0.41%
Unisys Corp., 11.750%, due 10/15/04                        10,000         10,550
Unisys Corp., 7.875%, due 04/01/08                         30,000         27,825
                                                                        --------
                                                                          38,375
                                                                        --------
Cosmetics & Personal Care-0.38%
Remington Product Co., LLC, Series B,
  11.000%, due 05/15/06                                    45,000         35,156
                                                                        --------
Educational Services-0.53%
Kindercare Learning Centers, Inc.,
  Series B, 9.500%, due 02/15/09                           55,000         49,500
                                                                        --------
Electronic Components-0.53%
Moog, Inc., Series B, 10.000%,
  due 05/01/06                                             50,000         49,250
                                                                        --------
Entertainment & Leisure-8.91%
Argosy Gaming Co., 10.750%,
  due 06/01/09                                             80,000         83,400
Aztar Corp., 8.875%, due 05/15/07                          85,000         82,025
Boyd Gaming Corp., 9.500%,
  due 07/15/07                                             70,000         59,500
Coast Hotels & Casinos, Inc.,
  9.500%, due 04/01/09                                    100,000         96,875
Hollywood Park, Inc., Series B,
  9.250%, due 02/15/07                                     50,000         50,500
Horseshoe Gaming, Series B,
  8.625%, due 05/15/09                                     65,000         63,619
Isle of Capri Casinos, Inc.,
  8.750%, due 04/15/09                                     25,000         22,125
Mandalay Resort Group, 10.250%,
  due 08/01/07                                             30,000         29,625
Mandalay Resort Group, 9.500%,
  due 08/01/08                                             50,000         49,500
MGM Grand, Inc., 9.750%,
  due 06/01/07                                             90,000         94,050
MGM Mirage, Inc., 8.500%,
  due 09/15/10                                             10,000         10,292
Park Place Entertainment Corp.,
  8.875%, due 09/15/08                                     75,000         75,750
Station Casinos, Inc., 8.875%,
  due 12/01/08                                             95,000         93,100
Station Casinos, Inc., 9.875%,
  due 07/01/10                                             15,000         15,394
                                                                        --------
                                                                         825,755
                                                                        --------
Environmental Controls-0.51%
Allied Waste North America, Series B,
  7.625%, due 01/01/06                                     50,000         47,375
                                                                        --------
Financial Services-0.14%
Madison River Capital, LLC,
  13.250%, due 03/01/10                                    20,000         13,000
                                                                        --------
Forest Products & Paper-2.13%
Buckeye Technologies, Inc.,
  8.500%, due 12/15/05                                     40,000         37,850
Buckeye Technologies, Inc.,
  9.250%, due 09/15/08                                     40,000         38,400
Specialty Paperboard, Inc.,
  9.375%, due 10/15/06                                     70,000         65,450
U.S. Timberlands Co., LP,
  9.625%, due 11/15/07                                     70,000         56,000
                                                                        --------
                                                                         197,700
                                                                        --------

                            See notes to financial statements.


                                                                              93
--------------------------------------------------------------------------------

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                            HIGH YIELD BOND PORTFOLIO
--------------------------------------------------------------------------------

       SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 2000-CONTINUED

  CORPORATE BONDS--CONTINUED

Company                                          Principal Value   Market Value
--------------------------------------------------------------------------------

Healthcare-1.50%
Fresenius Medical Capital Trust II,
  7.875%, due 02/01/08                                   $     40       $ 36,400
Prime Medical Services, Inc.,
  8.750%, due 04/01/08                                     60,000         51,600
Tenet Healthcare Corp.,
  8.000%, due 01/15/05                                     50,000         50,625
                                                                        --------
                                                                         138,625
                                                                        --------
Home Furnishings-0.80%
Simmons Co., Series B, 10.250%,
  due 03/15/09                                             80,000         74,000
                                                                        --------
Internet Services-1.33%
Exodus Communications, Inc.,
  11.250%, due 07/01/08                                    50,000         44,500
Exodus Communications, Inc.,
  Series 144A, 11.625%, due 07/15/10#                      30,000         26,700
Globix Corp., 12.500%, due 02/01/10                        35,000         12,950
PSINet, Inc., 11.500%, due 11/01/08                        10,000          2,700
PSINet, Inc., 11.000%, due 08/01/09                       140,000         36,400
                                                                        --------
                                                                         123,250
                                                                        --------
Lodging-0.73%
HMH Properties, Inc., Series C,
  8.450%, due 12/01/08                                     70,000         67,900
                                                                        --------
Machinery-1.39%
Columbus McKinnon Corp.,
  8.500%, due 04/01/08                                     75,000         59,063
Numatics, Inc., Series B, 9.625%,
  due 04/01/08                                             40,000         24,800
Simonds Industries, Inc., 10.250%,
  due 07/01/08                                             35,000         24,544
Thermadyne Holdings Corp.,
  9.875%, due 06/01/08                                     30,000         18,900
Thermadyne Holdings Corp.,
  Zero Coupon, Step-up, due 06/01/08+                     150,000          1,500
                                                                        --------
                                                                         128,807
                                                                        --------
Manufacturing-1.37%
Actuant Corp., 13.000%, due 05/01/09                       20,000         18,200
Blount International, Inc., 13.000%,
  due 08/01/09                                             50,000         38,500
Classic Cable, Inc., 10.500%,
  due 03/01/10                                             10,000          4,500
International Knife & Saw, Inc.,
  11.375%, due 11/15/06                                    50,000         24,625
Samsonite Corp., 10.750%, due 06/15/08                     60,000         39,900
                                                                        --------
                                                                         125,725
                                                                        --------
Medical Products-0.22%
ALARIS Medical Systems, Inc.,
  9.750%, due 12/01/06                                     45,000         18,000
ALARIS Medical, Inc., Zero Coupon,
  Step-up, due 08/01/08+                                   30,000          2,438
                                                                        --------
                                                                          20,438
                                                                        --------
Mining & Metals - Ferrous
  & Nonferrous-3.86%
AK Steel Holding Corp., 9.125%,
  due 12/15/06                                             23,000         21,908
Commonwealth Aluminum Corp.,
  10.750%, due 10/01/06                                    45,000         40,950
Earle M. Jorgensen Co., Series B,
  9.500%, due 04/01/05                                     50,000         40,000
Haynes International, Inc., 11.625%,
  due 09/01/04                                             60,000         42,000
International Utility Structures, Inc.,
  10.750%, due 02/01/08                                    40,000         27,200
Kaiser Aluminum & Chemical Corp.,
  9.875%, due 02/15/02                                     50,000         44,000
Oxford Automotive, Inc., Series D,
  10.125%, due 06/15/07                                    15,000         10,200
P & L Coal Holdings Corp., 9.625%,
  due 05/15/08                                            115,000        114,569
WCI Steel, Inc., Series B, 10.000%,
  due 12/01/04                                             25,000         17,750
                                                                        --------
                                                                         358,577
                                                                        --------
Multimedia-0.14%
Ackerley Group, Inc., The, Series B,
  9.000%, due 01/15/09                                     15,000         13,125
                                                                        --------
Office Equipment-0.24%
General Binding Corp., 9.375%,
  due 06/01/08                                             30,000         21,900
                                                                        --------
Oil & Gas - Distribution
  & Marketing-0.35%
Clark USA, Inc., Trizec, 10.875%,
  due 12/01/05                                              5,000          2,600
Clark R&M, Inc., 8.625%, due 08/15/08                      40,000         30,000
                                                                        --------
                                                                          32,600
                                                                        --------

                            See notes to financial statements.


94
--------------------------------------------------------------------------------

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                            HIGH YIELD BOND PORTFOLIO
--------------------------------------------------------------------------------

       SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 2000-CONTINUED

  CORPORATE BONDS--CONTINUED

Company                                            Principal Value  Market Value
--------------------------------------------------------------------------------

Oil & Gas - Integrated-0.35%
Pioneer Natural Resources Co.,
  9.625%, due 04/01/10                                   $ 30,000       $ 32,027
                                                                        --------
Oil & Gas Producers-1.45%
Chesapeake Energy Corp., Series B,
  9.625%, due 05/01/05                                     25,000         25,719
Continental Resources, Inc., 10.250%,
  due 08/01/08                                             25,000         21,688
Forest Oil Corp., 10.500%, due 01/15/06                    25,000         25,813
Grant Prideco, Inc., Series 144A,
  9.625%, due 12/01/07#                                    30,000         30,975
HS Resources, Inc., 9.250%,
  due 11/15/06                                             30,000         30,150
                                                                        --------
                                                                         134,345
                                                                        --------
Oil & Gas Services & Equipment-0.53%
R & B Falcon Corp., 9.500%,
  due 12/15/08                                             45,000         49,050
                                                                        --------
Packaging & Containers-4.14%
Applied Extrusion Technologies, Inc.,
  Series B, 11.500%, due 04/01/02                          25,000         14,625
Ball Corp., 8.250%, due 08/01/08                           60,000         57,750
Gaylord Container Corp., Series B,
  9.375%, due 06/15/07                                     20,000         12,400
Gaylord Container Corp., Series B,
  9.750%, due 06/15/07                                     45,000         28,350
Gaylord Container Corp., Series B,
  9.875%, due 02/15/08                                     65,000         23,400
Huntsman Packaging, 13.000%, 06/01/10                      20,000         11,100
Riverwood International Corp.,
  10.250%, due 04/01/06                                   125,000        124,682
Silgan Holdings, Inc., 9.000%,
  due 06/01/09                                            100,000         86,000
US Can Corp., Series 144A, 12.375%,
  due 10/01/10#                                            25,000         24,625
                                                                        --------
                                                                         382,932
                                                                        --------
Publishing & Printing-1.23%
Hollinger International Publishing,
  Inc., 9.250%, due 03/15/07                               50,000         50,000
Liberty Group Operating, Inc.,
  9.375%, due 02/01/08                                     20,000         15,000
World Color Press, Inc., 8.375%,
  due 11/15/08                                             25,000         25,338
World Color Press, Inc., 7.750%,
  due 02/15/09                                             25,000         24,448
                                                                        --------
                                                                         114,786
                                                                        --------
Retail Stores-0.90%
Duane Reade, Inc., 9.250%, due 02/15/08                    50,000         43,000
Finlay Fine Jewelery Corp., 8.375%,
  due 05/01/08                                             25,000         22,250
Finlay Fine Jewelery Corp., 9.000%,
  due 05/01/08                                             10,000          8,700
Musicland Group, Inc., 9.000%,
  due 06/15/03                                             10,000          9,900
                                                                        --------
                                                                          83,850
                                                                        --------
Telecommunications - Equipment
  & Services-4.79%
DTI Holdings, Inc., Series B,
  Zero Coupon, Step-up, due 03/01/08+                      30,000          8,025
Global Crossing Holdings, Ltd.,
  9.625%, due 05/15/08                                     85,000         79,900
ITC^DeltaCom, Inc., 11.000%,
  due 06/01/07                                             95,000         74,100
Level 3 Communications, Inc.,
  10.750%, due 03/15/08                                    25,000         19,951
Level 3 Communications, Inc.,
  9.125%, due 05/01/08                                    105,000         84,788
Metromedia Fiber Network, Inc.,
  10.000%, due 11/15/08                                    85,000         70,550
NorthEast Optic Network, Inc.,
  12.750%, due 08/15/08                                    10,000          4,800
Spectrasite Holdings, Inc., Zero Coupon,
  Step-up, due 07/15/08+                                   25,000         15,375
Spectrasite Holdings, Inc., Zero Coupon,
  Step-up, due 04/15/09+                                  115,000         62,675
Spectrasite Holdings, Inc., Series B,
  0.750%, due 03/15/10                                     20,000         18,550
Williams Communications Group,
  Inc., 11.700%, due 08/01/08                               5,000          4,000
                                                                        --------
                                                                         442,714
                                                                        --------

                            See notes to financial statements.


                                                                              95
--------------------------------------------------------------------------------

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                            HIGH YIELD BOND PORTFOLIO
--------------------------------------------------------------------------------

       SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 2000-CONTINUED

  CORPORATE BONDS--CONTINUED

Company                                           Principal Value   Market Value
--------------------------------------------------------------------------------

Telecommunications - Integrated-2.92%
Hyperion Telecommunications, Inc.,
  12.000%, due 11/01/07                                $   55,000     $   20,900
Mpower Communications Corp.,
  13.000%, due 04/01/10                                    75,000         33,375
NEXTLINK Communications, Inc.,
  9.625%, due 10/01/07                                     30,000         24,000
NEXTLINK Communications, Inc.,
  10.750%, due 06/01/09                                    90,000         73,800
NTL, Inc., Series B, Zero Coupon,
  Step-up, due 04/01/08+                                  175,000         96,250
NTL Communications Corp., Series B,
  Zero Coupon, Step-up, due 10/01/08+                      40,000         21,600
                                                                      ----------
                                                                         269,925
                                                                      ----------
Telecommunications - Wireless-6.62%
Alamosa PCS Holdings, Inc.,
  Zero Coupon, Step-up, due 02/15/10+                      30,000         13,950
AMSC Acquisition Co., Inc., Series B,
  12.250%, due 04/01/08                                    60,000         22,200
Centennial Cellular Corp., 10.750%,
  due 12/15/08                                             95,000         89,300
Crown Castle International Corp.,
  10.750%, due 08/01/11                                    90,000         93,600
Nextel Communications, Inc.,
  Zero Coupon, Step-up, due 10/31/07+                      50,000         37,000
Nextel Communications, Inc.,
  Zero Coupon, Step-up, due 02/15/08+                     160,000        116,800
Nextel International, Inc., Zero Coupon,
  Step-up, due 04/15/08+                                   35,000         18,550
Nextel International, Inc., Series 144A,
  12.750%, due 08/01/10#                                   45,000         36,000
Rural Cellular Corp., Series B,
  9.625%, due 05/15/08                                     80,000         73,600
Triton PCS, Inc., Zero Coupon,
  Step-up, due 05/01/08+                                   50,000         39,500
VoiceStream Wireless Corp.,
  10.375%, due 11/15/09                                    20,000         21,425
Western Wireless Corp., 10.500%,
  due 02/01/07                                             50,000         51,563
                                                                      ----------
                                                                         613,488
                                                                      ----------
Telecommunications - Wireline-3.87%
Allegiance Telecom, Inc., 12.875%,
  due 05/15/08                                             65,000         63,375
EchoStar Broadband Corp.,
  Series 144A, 10.375%, due 10/01/07#                      80,000         78,600
Focal Communications Corp., Series B,
  Zero Coupon, Step-up, due 02/15/08+                      35,000         14,700
Focal Communications Corp.,
  11.875%, due 01/15/10                                    65,000         44,200
MJD Communications, Inc., Series B,
  9.500%, due 05/01/08                                     45,000         36,000
TeleCorp PCS, Inc., 10.625%,
  due 07/15/10                                             40,000         40,600
Time Warner Telecom, LLC, 9.750%,
  due 07/15/08                                             55,000         50,600
Viatel, Inc., 11.250%, due 04/15/08                        55,000         16,500
Viatel, Inc., Zero Coupon, Step-up,
  due 04/15/08+                                            85,000         12,750
                                                                      ----------
                                                                         357,325
                                                                      ----------
Textiles & Apparel-1.07%
J. Crew Operating Corp., 10.375%,
  due 10/15/07                                             55,000         47,300
J. Crew Group, Series B, Zero Coupon,
  Step-up, due 10/15/08+                                   15,000          8,625
Westpoint Stevens, Inc., 7.875%,
  due 06/15/08                                             60,000         43,200
                                                                      ----------
                                                                          99,125
                                                                      ----------
Transportation-0.96%
GulfMark Offshore, Inc., 8.750%,
  due 06/01/08                                             95,000         88,588
                                                                      ----------

  TOTAL CORPORATE BONDS
  (Cost $8,846,297)                                                    7,458,919
                                                                      ----------

                       See notes to financial statements.


96
--------------------------------------------------------------------------------

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                            HIGH YIELD BOND PORTFOLIO
--------------------------------------------------------------------------------

       SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 2000-CONTINUED

  FOREIGN BONDS--14.66%

Company                                          Principal Value   Market Value
-------------------------------------------------------------------------------

Aerospace & Defense-0.24%
Satelites Mexicanos, SA de CV,
  Series B, 10.125%, due 11/01/04                     $   35,000      $   22,750
                                                                      ----------
Beverages-0.16%
Fage Dairy Industries, SA, 9.000%,
  due 02/01/07                                            20,000          15,000
                                                                      ----------
Broadcasting-3.27%
Callahan Nordrhein-Westfalen,
  Series 144A, 14.000%, due 07/15/10#                     60,000          53,700
Ekabel Hessen GMBH, Series 144A,
  14.500%, due 09/01/10#                                  80,000          67,600
Telewest Communications, PLC,
  9.625%, due 10/01/06                                    45,000          38,700
Telewest Communications, PLC,
  11.000%, Step-up, due 10/01/07                          25,000          22,250
Telewest Communications, PLC,
  9.875%, due 02/01/10                                    10,000           8,700
Telewest Communications, PLC,
  Zero Coupon, Step-up, due 02/01/10+                     50,000          22,500
United Pan-Europe Communications,
  N.V., Series B, 10.875%, due 08/01/09                  100,000          64,000
United Pan-Europe Communications,
  N.V., Series B, 11.250%, due 02/01/10                   40,000          25,800
                                                                      ----------
                                                                         303,250
                                                                      ----------
Chemicals-0.05%
PCI Chemicals Canada, Inc., 9.250%,
  due 10/15/07                                            20,000           4,600
                                                                      ----------
Electronic Components-0.53%
Flextronics International, Ltd.,
  Series 144A, 9.875%, due 07/01/10#                      50,000          48,750
                                                                      ----------
Financial Services-0.83%
Ono Finance, PLC, 13.000%,
  due 05/01/09                                           105,000          76,650
                                                                      ----------
Insurance-0.77%
Willis Corroon Corp., 9.000%,
  due 02/01/09                                            80,000          71,200
                                                                      ----------
Lodging-0.54%
Prime Hospitality Corp., Series B,
  9.750%, due 04/01/07                                    50,000          50,250
                                                                      ----------
Mining & Metals - Ferrous
& Nonferrous-0.33%
Russel Metals, Inc., UNIT, 10.000%,
  due 06/01/09                                            35,000          30,800
                                                                      ----------
Oil & Gas Producers-0.14%
Ocean Rig Norway, ASA, 10.250%,
  due 06/01/08                                            15,000          12,750
                                                                      ----------
Telecommunications - Equipment
  & Services-0.54%
Energis, PLC, 9.750%, due 06/15/09                        55,000          50,050
                                                                      ----------
Telecommunications - Integrated-0.25%
Jazztel, PLC, 14.000%, due 04/01/09                       35,000          22,925
                                                                      ----------
Telecommunications - Wireless-1.21%
Dolphin Telecom, PLC, Zero Coupon,
  Step-up, due 06/01/08+                                 100,000          14,000
Dolphin Telecom, PLC, Series B,
  Zero Coupon, Step-up, due 05/15/09+                     25,000           2,750
Millicom International Cellular, SA,
  Zero Coupon, Step-up, due 06/01/06+                     85,000          66,725
PTC International Finance II, SA,
  11.250%, due 02/01/09                                   30,000          28,500
                                                                      ----------
                                                                         111,975
                                                                      ----------
Telecommunications - Wireline-5.80%
Worldwide Fiber, Inc., 12.000%,
  due 08/01/09                                            75,000          55,875
Colt Telecom Group, PLC,
  Zero Coupon, Step-up, due 12/15/06+                    135,000         122,175
Comple Tel Europe, N.V., Series B,
  Zero Coupon, Step-up, due 02/15/09+                     50,000          22,000
Esat Telecom Group, PLC, Series B,
  11.875%, due 12/01/08                                  100,000         114,250
Esprit Telecom Group, PLC,
  10.875%, due 06/15/08                                   50,000             500
GT Group Telecom, Inc.,
  Zero Coupon, Step-up, due 02/01/10+                    100,000          33,000
Hermes Europe Railtel, BV,
  10.375%, due 01/15/09                                   70,000          28,700
MetroNet Communications Corp.,
  Zero Coupon, Step-up, due 11/01/07+                     25,000          22,246
Tele1 Europe, BV, 13.000%,
  due 05/15/09                                           100,000          89,000
Versatel Telecom, BV, 13.250%,
  due 05/15/08                                            80,000          49,600
                                                                      ----------
                                                                         537,346
                                                                      ----------
  TOTAL FOREIGN BONDS
  (Cost $1,763,896)                                                    1,358,296
                                                                      ----------

                            See notes to financial statements.


                                                                              97
--------------------------------------------------------------------------------

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                            HIGH YIELD BOND PORTFOLIO
--------------------------------------------------------------------------------

       SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 2000-CONTINUED

  SHORT-TERM OBLIGATIONS--9.10%

Company                                          Principal Value   Market Value
--------------------------------------------------------------------------------

Government Agency-9.10%
Federal Home Loan Bank, 5.500%,
  due 01/02/01                                          $283,000    $   282,870
Federal Home Loan Mortgage Corp.,
  5.700%, due 01/02/01                                   561,000        560,734
                                                                    -----------
                                                                        843,604
                                                                    -----------
  TOTAL SHORT-TERM OBLIGATIONS
  (Cost $843,604)                                                       843,604
                                                                    -----------
  TOTAL INVESTMENTS
  (Cost $11,754,547)                                      107.34%     9,945,353
Other assets, less liabilities                             (7.34)      (679,827)
                                                          -------   -----------
  TOTAL NET ASSETS                                        100.00%   $ 9,265,526
                                                          =======   ===========

+     Non-income producing security.
# Security exempt from registration under Rule 144A of the Securities Act of 1933. The security is restricted from sale to the public and may only be sold to a qualified institutional buyer. At December 31, 2000, the market value of the 144A securities was $554,641 or 5.99% of net assets.

                       See notes to financial statements.


98
--------------------------------------------------------------------------------

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                             MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------

". . .we believe the Fed will achieve its goal of a soft landing, where economic growth slows to a sustainable, non-inflationary pace."

                                       --Jean O. Alessandro, Portfolio Manager--

--------------------------------------------------------------------------------

                                 INCEPTION DATE
                                 August 1, 1985

               ---------------------------------------------------

                                  FUND MANAGER
                    Massachusetts Financial Services Company

               ---------------------------------------------------

                        INVESTMENT OBJECTIVE AND STRATEGY
                 To achieve the highest possible current income,
                   consistent with preservation of capital and
                            maintenance of liquidity.

               ---------------------------------------------------

                            NET ASSETS AS OF 12/31/00
                                   $30,304,739

               ---------------------------------------------------

                               NUMBER OF HOLDINGS
                                       30

               ---------------------------------------------------

                        DOLLAR WEIGHTED AVERAGE MATURITY
                                    31.0 days

--------------------------------------------------------------------------------

                    -----------------------------------------
                                 IN THIS SECTION
                    -----------------------------------------

                                 Portfolio Facts

                                    Portfolio
                                   Composition

                              Financial Highlights

                                   Schedule of
                              Portfolio Investments

                    -----------------------------------------

                    -----------------------------------------
                               JEAN O. ALESSANDRO

                      o Joined MFS in 1986

                      o Assistant Vice President
                        of MFS Investment
                        Management

                      o Bachelors degree from the
                        University of Connecticut

                    -----------------------------------------


                                                                              99
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                             MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------

[SIDEBAR]

                 [PIE CHART]

        Short-Term Obligations-100%

-----------------------------------------
                              PERCENT OF
PORTFOLIO QUALITY             PORTFOLIO++
-----------------------------------------

AAA                             100.00%

7 Day Effective Yield             6.23%

   ++Represents market value of
      investments plus cash.

An investment in the Money Market Portfolio is neither insured nor guaranteed by the FDIC or any other U.S. Government agency.

[ENDSIDEBAR]

      Market expectations continued to shift dramatically during the 12-month period. Early in the period, the Federal Reserve Board (the Fed) continued its rate-hike policy that had started in mid-1999. Over the last six months, however, economic indicators emerged showing that the Fed's rate hikes were beginning to take effect, and the torrid pace of economic growth that prevailed over the past year was moderating. In response, investor sentiment began to switch from expectations that the Fed would continue to hike interest rates, to a belief toward the end of the period that the Fed would cut rates early in 2001.

      As a result, in the early part of the period we structured the JPVF Money Market Portfolio with a relatively short maturity. Later in the period, however, we began to lengthen the series maturity and targeted 30 to 35 days for the average maturity of the Portfolio's holdings

      Looking out over the next six to 12 months, we believe the Fed will achieve its goal of a soft landing, where economic growth slows to a sustainable, non-inflationary pace. In the near term, if economic conditions continue to deteriorate or if financial markets around the world show signs of a potential crisis, we believe the Fed will act quickly to lower rates. After a couple of potential interest rate cuts, that may be necessary to jump-start economic growth, the Fed is likely to maintain a stable monetary policy. In this environment, we're likely to maintain an average maturity that is moderately longer than our peers.

      We continue to limit the account's investments to securities issued or guaranteed by the U.S. Treasury, agencies, or instrumentalities of the U.S. government, as well as to the highest quality corporate and bank issues, in order to provide maximum security against credit risk. On December 31, 2000, approximately 60% of the Portfolio was invested in high-quality commercial paper, with the balance invested in U.S. government or government-guaranteed issues.


100
--------------------------------------------------------------------------------

Jefferson Pilot Variable Fund, Inc.
--------------------------------------------------------------------------------
                             MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------

                   FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR

FINANCIAL HIGHLIGHTS

                                            Year Ended      Year Ended     Year Ended      Year Ended    Year Ended
                                             December        December       December        December      December
                                             31, 2000        31, 1999       31, 1998        31, 1997      31, 1996
Net asset value, beginning of year          $     10.85     $     10.37    $     10.23     $    10.25    $    10.27

Income From Investment Operations
 Net investment income                             0.64            0.44           0.35           0.52          0.50
 Net gains and losses on securities
   (both realized and unrealized)                 (0.03)           0.04           0.14          (0.02)        (0.02)
                                            ------------    ------------   ------------    -----------   -----------

 Total from investment operations                  0.61            0.48           0.49           0.50          0.48

Less Distributions to Shareholders
 Dividends from net investment income             (0.54)                         (0.35)         (0.52)        (0.50)
 Dividends in excess of net
   investment income
 Distributions from capital gains
 Distributions in excess of capital gains
 Returns of capital
                                            ------------    ------------   ------------    -----------   -----------

 Total distributions                              (0.54)           0.00          (0.35)         (0.52)        (0.50)

Net asset value, end of year                $     10.92     $     10.85    $     10.37     $    10.23    $    10.25
                                            ============    ============   ============    ===========   ===========

Total Return (A)                                   5.90%           4.57%          4.86%          4.86%         4.65%

Ratios to Average Net Assets:
 Expenses                                          0.57%           0.60%          0.64%          0.60%         0.62%
 Net investment income                             5.74%           4.46%          4.74%          4.74%         4.54%

Portfolio Turnover Rate (B)                          N/A             N/A            N/A            N/A           N/A

Net Assets, At End of Year                  $ 30,304,739    $ 36,381,953   $ 24,416,645    $ 9,435,454   $ 7,896,257

(A) Total return assumes reinvestment of all dividends during the year and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.

(B) There were no purchases and/or sales of securities other than short term obligations during the period. Therefore, the portfolio turnover rate has not been calculated.


                                                                             101
--------------------------------------------------------------------------------

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                             MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------

            SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 2000

   SHORT-TERM OBLIGATIONS--100.03%

  Company                                      Principal Value      Market Value
--------------------------------------------------------------------------------

Agricultural Operations-3.24%
Archer-Daniels Midland Co., 6.430%,
  due 04/09/01                                  $  1,000,000       $    983,227

Banking-4.14%
Morgan JP & Co., Inc., 6.360%,
  due 03/14/01                                     1,270,000          1,253,938
                                                                   ------------
Beverages-1.65%
Anheuser-Busch Companies, Inc.,
  6.500%, due 01/11/01                               500,000            498,917
                                                                   ------------
Financial Services-26.85%
Associates Corp., 6.590%,
  due 01/02/01                                     1,215,000          1,214,333
Ford Motor Credit Co., 6.530%,
  due 01/18/01                                       500,000            498,277
Ford Motor Credit Co., 6.500%,
  due 01/25/01                                       760,000            756,432
G. E. Capital Corp., 6.510%,
  due 02/02/01                                       400,000            397,541
General Motors Acceptance Corp.,
  6.550%, due 02/05/01                               700,000            695,288
Goldman Sachs Group, Inc., 6.500%,
  due 02/16/01                                     1,000,000            991,333
Merrill Lynch & Co., 6.460%,
  due 02/12/01                                     1,000,000            992,104
National Rural Utilities Cooperative
  Finance Corp., 6.500%, due 01/10/01              1,400,000          1,397,220
Verizon Global Funding Corp.,
  6.520%, due 01/08/01                             1,200,000          1,198,044
                                                                   ------------
                                                                      8,140,572
                                                                   ------------
Government Agency-39.73%
Federal Home Loan Bank, 6.400%,
  due 01/04/01                                     2,000,000          1,998,222
Federal Home Loan Bank, 6.430%,
  due 01/12/01                                       847,000            845,033
Federal Home Loan Bank, 6.400%,
  due 01/31/01                                     1,000,000            994,311
Federal Home Loan Bank, 6.350%,
  due 03/02/01                                     1,500,000          1,484,636
Federal Home Loan Mortgage Corp.,
  5.700%, due 01/02/01                             1,000,000            999,462
Federal Home Loan Mortgage Corp.,
  6.450%, due 01/09/01                               950,000            948,298
Federal Home Loan Mortgage Corp.,
  6.410%, due 01/23/01                             1,000,000            995,727
Federal Home Loan Mortgage Corp.,
  6.400%, due 01/30/01                             1,000,000            994,489
Federal Home Loan Mortgage Corp.,
  6.190%, due 02/20/01                               700,000            693,741
Federal National Mortgage Association,
  6.445%, due 01/18/01                             1,552,000          1,546,721
Federal National Mortgage Association,
  6.380%, due 02/01/01                               542,000            538,830
                                                                   ------------
                                                                     12,039,470
                                                                   ------------
Multimedia-3.61%
Gannett Co., Inc., 6.530%,
  due 01/29/01                                     1,100,000          1,094,014
                                                                   ------------
Office Equipment-3.62%
Pitney Bowes, Inc., 6.470%,
  due 01/19/01                                     1,100,000          1,096,046
                                                                   ------------
Oil & Gas Services & Equipment-3.27%
Halliburton Co., 6.480%,
  due 02/20/01                                     1,000,000            990,640
                                                                   ------------
Telecommunications - Integrated-3.47%
SBC Communications, Inc.,
  due 01/02/01                                     1,051,000          1,050,444
                                                                   ------------
Telecommunications - Wireless-3.92%
Motorola, Inc., 6.320%, due 02/23/01               1,200,000          1,188,413
                                                                   ------------
Utilities - Electric & Gas-6.53%
Duke Energy Corp., 6.400%,
  due 02/23/01                                     1,000,000            990,222
Teco Finance, Inc., 6.500%,
  due 02/28/01                                     1,000,000            989,167
                                                                   ------------
                                                                      1,979,389
                                                                   ------------
  TOTAL SHORT-TERM OBLIGATIONS
  (Cost $30,312,401)                                                 30,315,070
                                                                   ------------

  TOTAL INVESTMENTS
  (Cost $30,312,401)                                  100.03%        30,315,070
Other assets, less liabilities                         (0.03)           (10,331)
                                                      -------      ------------

  TOTAL NET ASSETS                                    100.00%      $ 30,304,739
                                                      =======      ============

                       See notes to financial statements.


102
--------------------------------------------------------------------------------

                      [This page intentionally left blank]

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                      STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

December 31, 2000

                                                  International      World        Global Hard    Emerging         Capital
                                                     Equity       Growth Stock      Assets        Growth          Growth
                                                    Portfolio      Portfolio       Portfolio     Portfolio       Portfolio
Assets
Investments, at cost                               $39,980,437    $110,933,374    $4,387,090    $158,901,014    $253,155,741
                                                   ===========    ============    ==========    ============    ============


Investments, at market value (Notes B and C)       $36,851,048    $125,892,252    $5,019,152    $177,666,235    $334,771,088
Cash                                                11,079,470       6,677,424       101,419         263,643      14,888,881
Accrued investment income                               73,034         549,433        12,166          90,243         118,880
Receivable for portfolio securities sold             3,347,235         615,850       346,057      30,961,717         548,451
Receivable for foreign currency contracts                                                              4,034
Other assets                                                                           2,384
                                                   -----------    ------------    ----------    ------------    ------------
    Total Assets                                    51,350,787     133,734,959     5,481,178     208,985,872     350,327,300

Liabilities
Amounts owed to banks
Dividends payable
Payable for portfolio securities purchased          11,428,149         673,347       399,749      32,689,811
Payable for foreign currency contracts
Accrued investment advisory fees (Note D)               31,386          77,337         2,958         110,746         279,160
Accrued expenses                                         2,992           7,080         1,147           7,849           9,983
Payable for daily variation on futures contracts
Other liabilities                                                                      2,384
                                                   -----------    ------------    ----------    ------------    ------------
    Total Liabilities                               11,462,527         757,764       406,238      32,808,406         289,143

NET ASSETS                                         $39,888,260    $132,977,195    $5,074,940    $176,177,466    $350,038,157
                                                   ===========    ============    ==========    ============    ============


Net Assets Consist of:
Par value                                          $    34,926    $     51,637    $    5,284    $     58,551    $    107,480
Capital paid in                                     43,791,815      99,896,456     8,383,059     127,935,373     246,228,417
Undistributed net investment income                     24,984       1,520,196        71,327           1,977          15,722
Accumulated net realized gain (loss)                  (782,842)     16,561,065     4,017,015)     29,417,992      22,071,191
Net unrealized gain (loss) on investments           (3,129,389)     14,958,878       632,062      18,765,221      81,615,347
Net unrealized loss on futures contracts
Net unrealized gain (loss) on
  translation of assets and liabilities
  in foreign currency                                  (51,234)        (11,037)          223          (1,648)
                                                   -----------    ------------    ----------    ------------    ------------

NET ASSETS                                         $39,888,260    $132,977,195    $5,074,940    $176,177,466    $350,038,157
                                                   ===========    ============    ==========    ============    ============


Shares of common stock
  outstanding ($0.01 par value,
  1,000,000,000 shares authorized)                   3,492,626       5,163,693       528,443       5,855,119      10,748,053
                                                   ===========    ============    ==========    ============    ============


Net asset value, offering & redemption
  price per share                                  $     11.42    $      25.75    $     9.60    $      30.09    $      32.57
                                                   ===========    ============    ==========    ============    ============

--------------------------------------------------------------------------------

                       See notes to financial statements.

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                      STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

   Small                       S&P 500                                     High Yield       Money
  Company        Growth         Index           Value        Balanced         Bond          Market
 Portfolio      Portfolio     Portfolio       Portfolio      Portfolio      Portfolio      Portfolio
$79,102,098    $68,930,656   $183,876,924    $67,476,314    $51,740,040    $11,754,547    $30,312,401
===========    ===========   ============    ===========    ===========    ===========    ===========

$78,313,436    $72,759,888   $167,046,126    $76,559,189    $53,553,846    $ 9,945,353    $30,315,070
  1,501,339      9,350,557      8,863,897      6,327,997      7,773,504         19,710
     10,105         56,246        167,523        157,611        508,318        230,085            179
  1,043,692      1,293,413         10,476                       157,758        834,525      3,162,000


-----------    -----------   ------------    -----------    -----------    -----------    -----------
 80,868,572     83,460,104    176,088,022     83,044,797     61,993,426     11,029,673     33,477,249


                                                                                               24,348
                                                                               910,221
    533,871      3,864,773                                                     843,472      3,134,211
                                                                                 1,532
     45,877         46,709         33,013         46,856         36,589          5,930         12,510
      4,393          7,139          5,502          2,088          3,462          2,992          1,441
                                  118,300


-----------    -----------   ------------    -----------    -----------    -----------    -----------
    584,141      3,918,621        156,815         48,944         40,051      1,764,147      3,172,510

$80,284,431    $79,541,483   $175,931,207    $82,995,853    $61,953,375    $ 9,265,526    $30,304,739
===========    ===========   ============    ===========    ===========    ===========    ===========


$    54,142    $    38,456   $    192,387    $    42,721    $    44,309    $    12,028    $    27,754
 88,387,034     74,307,440    191,996,871     73,227,380     55,392,755     11,973,403     28,540,723
      7,519          1,557      1,237,754        885,979      1,676,104            736      1,734,851
 (7,375,602)     1,364,798       (524,257)      (243,102)     3,027,030       (910,033)        (1,258)
   (788,662)     3,829,232    (16,830,798)     9,082,875      1,813,806     (1,809,194)         2,669
                                 (140,750)


                                                                   (629)        (1,414)
-----------    -----------   ------------    -----------    -----------    -----------    -----------

$80,284,431    $79,541,483   $175,931,207    $82,995,853    $61,953,375    $ 9,265,526    $30,304,739
===========    ===========   ============    ===========    ===========    ===========    ===========



  5,414,213      3,845,650     19,238,737      4,272,108      4,430,923      1,202,786      2,775,452
===========    ===========   ============    ===========    ===========    ===========    ===========


$     14.83    $     20.68   $       9.14    $     19.43    $     13.98    $      7.70     $    10.92
===========    ===========   ============    ===========    ===========    ===========    ===========


                                                                             105
--------------------------------------------------------------------------------

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                             STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

For the Year Ended December 31, 2000

                                                      International        World        Global Hard      Emerging         Capital
                                                         Equity         Growth Stock      Assets           Growth          Growth
                                                        Portfolio        Portfolio       Portfolio       Portfolio       Portfolio
Investment Income

Income
   Interest                                           $      76,340     $   236,601     $   25,959     $     791,664   $    549,554
   Dividends                                                388,939       2,995,553        132,150           417,726      1,237,779
   Foreign taxes withheld                                   (34,012)       (210,809)        (4,974)          (11,121)       (38,017)
                                                      -------------     -----------     ----------     -------------   ------------
      Total investment income                               431,267       3,021,345        153,135         1,198,269      1,749,316
                                                      -------------     -----------     ----------     -------------   ------------

Expenses:
   Advisory fees (Note D)                                   402,382         998,370         41,999         1,571,535      3,924,484
   Custodian fees                                            34,708          57,321         10,942            60,429          3,473
   Shareholder reports                                       12,009          40,083          1,672            59,036        117,681
   Professional fees                                          3,713          12,388            521            18,374         36,528
   Insurance expense                                            179             597             25               879          1,755
   Directors fees                                               853           2,883            124             4,188          8,407
   Security valuation                                         8,897          14,122          6,170            11,243          2,352
   Miscellaneous expenses                                     1,951           6,484            271             9,555         19,074
                                                      -------------     -----------     ----------     -------------   ------------

      Gross expenses                                        464,692       1,132,248         61,724         1,735,239      4,113,754
   Expenses paid by JPIA (Note D)
                                                      -------------     -----------     ----------     -------------   ------------

      Total net expenses                                    464,692       1,132,248         61,724         1,735,239      4,113,754

      Net investment income (loss)                          (33,425)      1,889,097         91,411          (536,970)    (2,364,438)
                                                      -------------     -----------     ----------     -------------   ------------

Realized and Unrealized Gain (Loss)
      on Investments and Foreign Currency
   Net realized gain (loss) on investments                 (664,682)     16,552,841       (199,770)       30,347,244     22,081,289
   Net realized loss on futures contracts
   Net realized gain (loss) from foreign
      currency transactions                                  22,518        (164,241)        (8,846)           (7,284)
   Net unrealized gain (loss) on investments            (10,276,818)    (16,218,880)       520,530       (71,327,651)   (75,201,229)
   Net unrealized loss on futures contracts
   Net unrealized gain (loss) on translation
      of assets and liabilities in
      foreign currency                                      (51,030)          8,642            232            (3,995)
                                                      -------------     -----------     ----------     -------------   ------------

      Net realized and unrealized
         gain (loss) on investments
         and foreign currency                           (10,970,012)        178,362        312,146       (40,991,686)   (53,119,940)
                                                      -------------    ------------     ----------     -------------   ------------

   Net increase (decrease) in net assets
      resulting from operations                       $ (11,003,437)   $  2,067,459     $  403,557     $ (41,528,656)  $(55,484,378)
                                                      =============    ============     ==========     =============   ============

                                              See notes to financial statements.


106
--------------------------------------------------------------------------------

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                             STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     Small                              S&P 500                                             High Yield         Money
    Company             Growth           Index              Value          Balanced           Bond             Market
   Portfolio          Portfolio        Portfolio          Portfolio        Portfolio        Portfolio         Portfolio




  $    143,604       $    324,534     $    215,699        $  244,945      $ 1,945,765      $ 1,021,324       $ 1,906,728
       104,497            110,510        1,365,894         1,274,183          225,975           11,207
                             (719)          (8,882)           (8,771)          (2,859)            (370)
  ------------       ------------     ------------        ----------      -----------      -----------        ----------

       248,101            434,325        1,572,711         1,510,357        2,168,881        1,032,161         1,906,728
  ------------       ------------     ------------        ----------      -----------      -----------        ----------


       638,380            538,145          287,107           572,007          400,896           80,095           151,105
        20,763             24,033           27,049             6,498           15,605           14,136             6,044
        25,793             21,094           32,112            22,864           17,255            3,208             9,166
         8,013              6,461           10,381             7,030            5,303              994             2,820
           382                318            1,907               341              257               48               136
         1,871              1,413            1,991             1,645            1,223              232               671
         9,759              5,259           16,492             4,054            8,710           25,228               458
         4,156              3,455           18,820             3,705            2,799              519             1,477
  ------------       ------------     ------------        ----------      -----------      -----------        ----------

       709,117            600,178          395,859           618,144          452,048          124,460           171,877
                                           (60,902)
  ------------       ------------     ------------        ----------      -----------      -----------        ----------

       709,117            600,178          334,957           618,144          452,048          124,460           171,877

      (461,016)          (165,853)       1,237,754           892,213        1,716,833          907,701         1,734,851
  ------------       ------------     ------------        ----------      -----------      -----------        ----------



    (3,423,060)          1,522,861         123,546          (110,820)       3,043,401        (483,213)               (60)
                                          (647,803)

                                                                              (19,028)           3,256
   (12,873,988)       (10,688,561)     (16,830,798)        6,295,873       (5,679,090)      (1,294,356)            1,347
                                          (140,750)


                                                                               (2,832)          (1,414)
  ------------       ------------     ------------        ----------      -----------      -----------        ----------



   (16,297,048)        (9,165,700)     (17,495,805)        6,185,053       (2,657,549)      (1,775,727)            1,287
  ------------       ------------     ------------        ----------      -----------      -----------        ----------


  $(16,758,064)      $ (9,331,553)    $(16,258,051)       $7,077,266      $  (940,716)     $  (868,026)       $1,736,138
  ============       ============     ============        ==========      ===========      ===========        ==========


                                                                             107
--------------------------------------------------------------------------------

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                       STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                  International                        World                     Global Hard
                                                     Equity                         Growth Stock                   Assets
                                                    Portfolio                        Portfolio                    Portfolio
                                           ---------------------------    ----------------------------    ------------------------

                                               Year            Year           Year            Year           Year         Year
                                              Ended           Ended          Ended           Ended          Ended         Ended
                                             December        December       December        December       December      December
                                             31, 2000        31, 1999       31, 2000        31, 1999       31, 2000      31, 1999
  Increase (decrease) in net assets:

   Net investment income (loss)            $    (33,425)   $   (12,916)   $  1,889,097    $  2,119,222    $   91,411    $   87,486
   Net realized gain (loss) on
      security transactions                    (664,682)     2,863,886      16,552,841       2,002,877      (199,770)     (106,911)
   Net realized gain (loss) from foreign
      currency transactions                      22,518        (41,980)       (164,241)        (65,980)       (8,846)       (8,795)
   Net unrealized gain (loss)
      on investments                        (10,276,818)     5,181,215     (16,218,880)     19,470,411       520,530       758,154
   Net unrealized gain (loss) on
      translation of assets and
      liabilities in foreign currency           (51,030)        41,176           8,642         (25,501)          232           338
                                           ------------    -----------    ------------    ------------    ----------    ----------

   Net increase (decrease) in net assets
      resulting from operations             (11,003,437)     8,031,381       2,067,459      23,501,029       403,557       730,272
   Distribution to shareholders from
      net investment income                                                 (1,814,768)       (369,547)      (69,014)       (5,738)
   Distribution to shareholders from
      capital gains                          (2,889,915)                    (1,975,834)     (1,361,644)
   Increase (decrease) in net assets
      derived from shareholder
      transactions (Note E)                  18,141,231     11,032,719       1,673,330         359,867      (784,329)      466,529
                                           ------------    -----------    ------------    ------------    ----------    ----------

   Net increase (decrease) in net assets      4,247,879     19,064,100         (49,813)     22,129,705      (449,786)    1,191,063

  NET ASSETS:
   Beginning of Period                       35,640,381     16,576,281     133,027,008     110,897,303     5,524,726     4,333,663
                                           ------------    -----------    ------------    ------------    ----------    ----------

   End of Year                             $ 39,888,260    $35,640,381    $132,977,195    $133,027,008    $5,074,940    $5,524,726
                                           ============    ===========    ============    ============    ==========    ==========

Undistributed net investment
   income (loss)                           $     24,984    $   (26,119)   $  1,520,196    $  1,618,332    $   71,327    $   68,445
                                           ============    ===========    ============    ============    ==========    ==========

                                              See notes to financial statements.


108
--------------------------------------------------------------------------------

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                       STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

          Emerging                         Capital                         Small
           Growth                          Growth                         Company
          Portfolio                       Portfolio                      Portfolio
 ---------------------------    ----------------------------    ------------------------

    Year            Year            Year            Year            Year           Year
   Ended           Ended           Ended           Ended           Ended          Ended
  December        December        December        December        December       December
  31, 2000        31, 1999        31, 2000        31, 1999        31, 2000       31, 1999



$   (536,970)   $   (484,703)   $ (2,364,438)   $ (1,097,039)   $   (461,016)   $  (110,303)

  30,347,244      19,583,258      22,081,289      17,603,105      (3,423,060)    (4,075,104)

      (7,284)        (53,344)

 (71,327,651)     60,477,704     (75,201,229)     90,958,724     (12,873,988)    15,549,849


      (3,995)          2,366                             (74)
------------    ------------    ------------    ------------    ------------    -----------


 (41,528,656)     79,525,281     (55,484,378)    107,464,716     (16,758,064)    11,364,442

                                                                                   (104,318)

 (18,808,455)                    (17,514,623)     (6,500,203)                    (1,941,991)


  47,041,629      14,152,290      57,172,759      66,897,435       4,050,956      5,329,758
------------    ------------    ------------    ------------    ------------    -----------



 (13,295,482)     93,677,571     (15,826,242)    167,861,948     (12,707,108)    14,647,891


 189,472,948      95,795,377     365,864,399     198,002,451      92,991,539     78,343,648
------------    ------------    ------------    ------------    ------------    -----------



$176,177,466    $189,472,948    $350,038,157    $365,864,399    $ 80,284,431    $92,991,539
============    ============    ============    ============    ============    ===========




$      1,977    $    (36,433)   $     15,722    $          0    $      7,519    $     1,579
============    ============    ============    ============    ============    ===========


                                                                             109
--------------------------------------------------------------------------------

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                       STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                              S&P 500
                                                     Growth                   Index                      Value
                                                    Portfolio                Portfolio                  Portfolio
                                           ---------------------------    -----------------   --------------------------

                                               Year           Year          Period from          Year           Year
                                              Ended          Ended          May 1, 2000         Ended          Ended
                                             December       December          through          December       December
                                             31, 2000       31, 1999      December 31, 2000    31, 2000       31, 1999

  Increase (decrease) in net assets:
   Net investment income (loss)            $   (165,853)   $  (108,379)     $  1,237,754      $   892,213    $   650,206
   Net realized gain (loss) on
      security transactions                   1,522,861      4,619,061           123,546         (110,820)     7,959,217
   Net realized gain (loss) on
      futures contracts                                                         (647,803)
   Net realized gain (loss) from foreign
      currency transactions
   Net unrealized gain (loss)
      on investments                        (10,688,561)    12,117,757       (16,830,798)       6,295,873     (4,805,279)
   Net unrealized loss on
      futures contracts                                                         (140,750)
   Net unrealized gain (loss) on
      translation of assets and
      liabilities in foreign currency
                                           ------------    -----------      ------------      -----------    -----------

   Net increase (decrease) in net assets
      resulting from operations              (9,331,553)    16,628,439       (16,258,051)       7,077,266      3,804,144
   Distribution to shareholders from
      net investment income                                                                      (648,155)
   Distribution to shareholders from
      capital gains                          (4,572,296)      (165,744)                        (8,077,932)      (517,197)
   Increase (decrease) in net assets
      derived from shareholder
      transactions (Note E)                  49,111,112     16,327,783       192,189,258        8,220,500      7,827,697
                                           ------------    -----------      ------------      -----------    -----------

   Net increase (decrease) in net assets     35,207,263     32,790,478       175,931,207        6,571,679     11,114,644

  NET ASSETS:
   Beginning of Period                       44,334,220     11,543,742                 0       76,424,174     65,309,530
                                           ------------    -----------      ------------      -----------    -----------

   End of Year                             $ 79,541,483    $44,334,220      $175,931,207      $82,995,853    $76,424,174
                                           ============    ===========      ============      ===========    ===========

  Undistributed net investment
   income (loss)                           $      1,557    $         0      $  1,237,754      $   885,979    $   648,155
                                           ============    ===========      ============      ===========    ===========

                       See notes to financial statements.


110
--------------------------------------------------------------------------------

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                       STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                    High Yield                                 Money
            Balanced                                  Bond                                    Market
            Portfolio                               Portfolio                                Portfolio
--------------------------------        ---------------------------------         ----------------------------------

    Year                Year               Year                   Year               Year                   Year
  Ended                Ended              Ended                  Ended              Ended                  Ended
 December             December           December               December           December               December
 31, 2000             31, 1999           31, 2000               31, 1999           31, 2000               31, 1999



$ 1,716,833          $ 1,088,188        $   907,701            $  771,576         $ 1,734,851            $ 1,459,257

  3,043,401            3,234,523           (483,213)             (240,738)                (60)                  (307)




    (19,028)               7,471              3,256                   (25)

 (5,679,090)           5,096,361         (1,294,356)              (94,693)              1,347                  3,884



     (2,832)              (4,667)            (1,414)
-----------          -----------        -----------            ----------         -----------            -----------


   (940,716)           9,421,876           (868,026)              436,120           1,736,138              1,462,834

 (1,118,262)              (7,596)          (910,221)             (771,551)         (1,459,257)

 (2,957,773)            (703,150)


 13,656,708            9,488,534          1,641,959             1,768,402          (6,354,095)            10,502,474
-----------          -----------        -----------            ----------         -----------            -----------

  8,639,957           18,199,664           (136,288)            1,432,971          (6,077,214)            11,965,308


 53,313,418           35,113,754          9,401,814             7,968,843          36,381,953             24,416,645
-----------          -----------        -----------            ----------         -----------            -----------

$61,953,375          $53,313,418        $ 9,265,526            $9,401,814         $30,304,739            $36,381,953
===========          ===========        ===========            ==========         ===========            ===========


$ 1,676,104          $ 1,087,641        $       736            $        0         $ 1,734,851            $ 1,459,257
===========          ===========        ===========            ==========         ===========            ===========


                                                                             111
--------------------------------------------------------------------------------

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

FOR THE YEAR ENDED DECEMBER 31, 2000

NOTE A--ORGANIZATION

Jefferson Pilot Variable Fund, Inc. (the "Company") is a diversified open-end series management investment company registered under the Investment Company Act of 1940, as amended. The Company was incorporated under the laws of the State of Maryland on October 19, 1984 for the purpose of funding Flexible Premium Variable Life Insurance Policies and variable annuity contracts issued by Jefferson Pilot Financial Insurance Company and its affiliates. The Company is composed of twelve separate portfolios (the "Portfolios"): the International Equity Portfolio, the World Growth Stock Portfolio, the Global Hard Assets Portfolio, the Emerging Growth Portfolio, the Capital Growth Portfolio, the Small Company Portfolio, the Growth Portfolio, the S&P 500 Index Portfolio, the Value Portfolio, the Balanced Portfolio, the High Yield Bond Portfolio, and the Money Market Portfolio.

NOTE B--SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. In November 2000, the American Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000. Management of the Jefferson Pilot Variable Fund, Inc. does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

The following summarizes the significant accounting policies of the Company:

Valuation of Investments: Investment securities are valued at the closing sales price on the exchange on which such securities are principally traded; securities traded in the over-the-counter market and securities traded on a national exchange for which no sales took place on the day of valuation are valued at the bid price at the close of trading. Quotations for foreign securities are in United States dollars and, accordingly, unrealized gains and losses on these securities reflect all foreign exchange fluctuations. Restricted securities are valued at fair value as determined in good faith by the Board of Directors. The aggregate fair value of these securities was $1,657,256 at December 31, 2000. Short-term debt instruments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value.

Investment Security Transactions: Investment security transactions are recorded as of the trade date, the date the order to buy or sell is executed. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

Distributions to Shareholders: Distributions to shareholders from ordinary income and net realized capital gains are declared and distributed at least once annually. Distributions to shareholders are recorded on the ex-dividend date.


112
--------------------------------------------------------------------------------

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                                            FOR THE YEAR ENDED DECEMBER 31, 2000

The Company distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as dividends in excess of net investment income or accumulated net realized gains.

Foreign Currency Transactions: Certain Portfolios may engage in portfolio transactions that are denominated in foreign currency. All related receivables and payables are marked to market daily based on the most recent exchange rates listed at the close of the New York Stock Exchange.

The Portfolios do not isolate the portion of the operating results due to changes in foreign exchange rates on investments from the fluctuations arising from changes in the market value of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains and losses arise from the fluctuation of exchange rates between trade date and settlement date on security transactions and from the difference between accrual date and payment date on accrued investment income. Net unrealized foreign exchange gains and losses are related to the fluctuation of exchange rates on the payables and receivables for securities and accrued investment income at December 31, 2000.

The Portfolios may enter into forward foreign currency contracts to protect securities and related receivables and payables against fluctuations in future foreign currency rates. A forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified currency relative to the U.S. dollar. The market value of the contract will fluctuate with changes in the currency exchange rates. Contracts are valued daily and the changes in the market values are recorded by the Portfolios as unrealized appreciation or depreciation of foreign currency translations. At December 31, 2000, the Emerging Growth Portfolio and High Yield Bond Portfolio had the following open forward foreign currency contracts:

---------------------------------------------------------------------------------------------
                                                                  U.S. Dollar    Unrealized
Contracts                     Settlement  Contracts to             Value at     Appreciation
Sold                             Date       Deliver    Proceeds    12/31/00    (Depreciation)
---------------------------------------------------------------------------------------------
High Yield Bond Portfolio
Euro                           03/13/01     25,000      $22,012     $23,544      $ (1,532)
                                                                                 ========
---------------------------------------------------------------------------------------------


                                                                             113
--------------------------------------------------------------------------------

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

FOR THE YEAR ENDED DECEMBER 31, 2000

----------------------------------------------------------------------------------------------
                                                                  U.S. Dollar    Unrealized
Contracts                     Settlement  Contracts to              Value at     Appreciation
Purchased                        Date       Receive     Cost        12/31/00    (Depreciation)
----------------------------------------------------------------------------------------------
Emerging Growth Portfolio
Euro                           01/02/01    236,418    $220,155    $221,968       $  1,813
Euro                           01/03/01    153,556     142,760     144,170          1,410
Great British
 pounds                        01/03/01     81,011     120,106     121,019            913
Great British
 pounds                        01/04/01     43,472      65,109      64,942           (167)
Great British
 pounds                        01/05/01    142,162     212,308     212,373             65
                                                                                 --------
                                                                                 $  4,034
                                                                                 ========
----------------------------------------------------------------------------------------------

Futures Contracts: The Portfolios (excluding World Growth Stock and Money Market Portfolios) may enter into futures contacts in order to manage exposure to changes in market conditions which may be more efficient or cost effective than trading the underlying securities. A futures contract is an agreement to buy or sell a security at a set price on a future date and is exchange traded. Upon entering into a futures contract, each Portfolio is required to deposit either cash or securities of up to 5% of the contract value as collateral ("initial margin"). Subsequent payments ("variation margin") are made or received, daily, by the Portfolios. The variation margin is equal to the daily change in the contract value and is recorded to the Portfolios as an unrealized gain or loss. The risks on entering into futures contracts include the possibility that the change in the value of the contract may not correlate with changes in the underlying securities and that the market for the futures contract may be illiquid.

As of December 31, 2000, the Portfolios held the following futures contracts:

------------------------------------------------------------------------------------
                                                              Market
Contracts                        Expiration     Number of      Value     Unrealized
Purchased                          Date         Contracts    12/31/00   Depreciation
------------------------------------------------------------------------------------
S&P 500 Index Portfolio
S&P 500 Stock Index Contracts    03/15/01         26        $8,677,500   $(140,750)
                                                                         =========
------------------------------------------------------------------------------------

Federal Income Taxes: Each Portfolio intends to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies, and by distributing all of its ordinary income and net realized capital gains. Therefore, no Federal tax provision is required.

Foreign taxes withheld represents amounts withheld by foreign tax authorities, net of refunds recoverable.

NOTE C--INVESTMENTS

Net realized gains and losses on investment securities sold are determined by using the first-in, first-out method.


114
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JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                                            FOR THE YEAR ENDED DECEMBER 31, 2000

At December 31, 2000, gross unrealized gains and losses for Federal income tax purposes were as follows:

--------------------------------------------------------------------------------
Portfolio                             Gains         Losses      Gain (Loss)
--------------------------------------------------------------------------------
International Equity Portfolio   $  1,319,039   $  4,448,428   $ (3,129,389)
World Growth Stock Portfolio       28,118,276     13,649,176     14,469,100
Global Hard Assets Portfolio          759,900        187,584        572,316
Emerging Growth Portfolio          25,289,432      9,359,048     15,930,384
Capital Growth Portfolio          104,969,848     23,364,599     81,605,249
Small Company Portfolio            20,569,152     21,373,415       (804,263)
Growth Portfolio                    6,954,713      4,694,310      2,260,403
S&P 500 Index Portfolio            19,827,611     36,765,022    (16,937,411)
Value Portfolio                    12,802,142      4,023,331      8,778,811
Balanced Portfolio                  4,718,978      2,919,666      1,799,312
High Yield Bond Portfolio             125,316      1,942,988     (1,817,672)
Money Market Portfolio                  2,669             --          2,669
--------------------------------------------------------------------------------

At December 31, 2000, the Global Hard Assets Portfolio had an unrealized foreign currency gain of $223. The International Equity, World Growth Stock, Emerging Growth, Balanced, and High Yield Bond Portfolios had unrealized foreign currency losses of $51,234, $11,037, $1,648, $629, and $1,414 respectively.

At December 31, 2000, the following Portfolios had accumulated realized capital losses, for Federal income tax purposes, which are available to be used to offset future realized capital gains: The International Equity Portfolio had $782,842 which expires in 2008; the Global Hard Assets Portfolio had $ 3,974,349 of which $225,455 expires in 2008, $168,665 expires in 2007, $3,350,893 expires in 2006, and $229,336 expires in 2005; Small Company Portfolio had $7,355,698 of which $3,425,713 expires in 2008 and $3,929,985 expires in 2007; S&P 500 Index Portfolio had $539,615 which expires in 2008; High Yield Bond Portfolio had $620,655 of which $231,394 expires in 2008, $261,114 expires in 2007, and
$128,147 expires in 2006; Money Market Portfolio had $ 1,258 of which $60 expires in 2008, $340 expires in 2007, $67 expires in 2006, $ 391 expires in 2004, and $400 expires in 2002.

In addition, during the period from November 1, 2000 through December 31, 2000, the High Yield Bond Portfolio incurred a foreign currency loss and a capital loss of $2,173 and $280,900, respectively. These losses are treated for Federal income tax purposes as if they occurred on January 1, 2001. Accordingly, during 2000 this Portfolio may have made distributions, as required by Internal Revenue Code Regulations, in excess of amounts recognized for financial reporting purposes.

At December 31, 2000, the adjusted cost basis of investments for Federal income tax purposes was $39,980,437 for the International Equity Portfolio, $111,423,152 for the World Growth Stock Portfolio, $4,446,836 for the Global Hard Assets Portfolio, $161,735,851 for the Emerging Growth Portfolio, $253,165,839 for the Capital Growth Portfolio, $79,117,699 for the Small Company Portfolio, $70,499,485 for the Growth Portfolio, $183,983,537 for the S&P 500 Index Portfolio, $67,780,378 for the Value Portfolio, $51,754,534 for the Balanced Portfolio, $11,763,025 for the High Yield Bond Portfolio, and $30,312,401 for the Money Market Portfolio.


                                                                             115
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

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

FOR THE YEAR ENDED DECEMBER 31, 2000

Purchases and sales of investment securities for the year ended December 31, 2000, other than short-term debt securities and government securities having maturities of one year or less, were as follows:

--------------------------------------------------------------------------------
                                          Cost of
                                         Investment      Proceeds from
                                         Securities       Investment
Portfolio                                Purchased      Securities Sold
--------------------------------------------------------------------------------

International Equity Portfolio         $ 68,166,485      $ 54,307,539
World Growth Stock Portfolio             66,012,244        69,236,210
Global Hard Assets Portfolio              5,805,802         6,613,943
Emerging Growth Portfolio               385,825,876       374,964,068
Capital Growth Portfolio                117,985,582        88,143,699
Small Company Portfolio                  51,516,633        44,873,867
Growth Portfolio                        260,082,488       220,233,483
S&P 500 Index Portfolio                 192,351,939         9,151,419
Value Portfolio                          56,746,127        56,532,008
Balanced Portfolio                       44,402,172        39,580,845
High Yield Bond Portfolio                 4,943,869         3,767,302
--------------------------------------------------------------------------------

NOTE D--INVESTMENT ADVISORY FEES AND OTHER AFFILIATED TRANSACTIONS

The Company has entered into an investment management agreement with Jefferson Pilot Investment Advisory Corporation, "JPIA", a wholly-owned subsidiary of Jefferson-Pilot Corporation. Under the agreement, JPIA provides investment management and certain administrative services for the Company. JPIA has, in turn, retained Lombard Odier International Portfolio Management Limited to provide investment advisory services for the International Equity Portfolio; Templeton Investment Counsel, Inc. to provide investment advisory services for the World Growth Stock Portfolio; Van Eck Associates Corporation to provide investment advisory services for the Global Hard Assets Portfolio; Lord, Abbett & Company to provide investment advisory services for the Small Company Portfolio; Strong Capital Management, Inc. to provide investment advisory services for the Growth Portfolio; Barclays Global Fund Advisors to provide investment advisory services for the S&P 500 Index Portfolio; Credit Suisse Asset Management, LLC, to provide investment advisory services for the Value Portfolio; Janus Capital Corporation to provide investment advisory services for the Capital Growth and Balanced Portfolios; and Massachusetts Financial Services Company to provide investment advisory services for the Emerging Growth, High Yield Bond and Money Market Portfolios. For its investment management and administrative services, JPIA is paid an annual fee through a daily charge based on a percentage of the average daily net asset value of each Portfolio as shown below:


116
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

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                                            FOR THE YEAR ENDED DECEMBER 31, 2000

--------------------------------------------------------------------------------
                                    First $200     Next $1.10    Over $1.30
Portfolio                             Million       Billion       Billion
--------------------------------------------------------------------------------

International Equity Portfolio         1.00%         1.00%         1.00%
World Growth Stock Portfolio            .75%          .70%          .65%
Global Hard Assets Portfolio            .75%          .70%          .65%
Emerging Growth Portfolio               .80%          .75%          .70%
Capital Growth Portfolio               1.00%          .95%          .90%
Small Company Portfolio                 .75%          .70%          .65%
Growth Portfolio                        .75%          .75%          .75%
S&P 500 Index Portfolio                 .24%          .24%          .24%
Value Portfolio                         .75%          .70%          .65%
Balanced Portfolio                      .75%          .70%          .65%
High Yield Bond Portfolio               .75%          .75%          .75%
Money Market Portfolio                  .50%          .45%          .40%
--------------------------------------------------------------------------------

Expense Reductions: JPIA has entered into an expense reimbursement plan with the S&P 500 Index Portfolio. Under the Plan, JPIA has agreed to maintain an expense cap which limits the amount of expenses that can be borne by the Portfolio. Accordingly, JPIA will reimburse the Portfolio to the extent that the Portfolio's operating expenses (excluding interest, taxes, brokerage commissions or extraordinary expenses) exceed 0.28% of the Portfolio's average daily net assets.

NOTE E--SHAREHOLDERS' TRANSACTIONS

Following is a summary of transactions with shareholders for each Portfolio.

International Equity Portfolio

                                           Year Ended                   Year Ended
                                       December 31, 2000            December 31, 1999
                                ------------------------------------------------------------
                                     Shares        Dollars           Shares        Dollars
                                     ------        -------           ------        -------
Shares issued                      1,558,776    $ 21,724,315       1,292,588    $ 17,117,146
Shares issued as reinvestment
  of dividends                       190,036       2,889,915           4,687          56,828
Shares redeemed                     (474,092)     (6,472,999)       (446,527)     (6,141,255)
                                ------------    ------------    ------------    ------------
    Net increase                   1,274,720    $ 18,141,231         850,748    $ 11,032,719
                                ============    ============    ============    ============

World Growth Stock Portfolio

                                           Year Ended                   Year Ended
                                       December 31, 2000            December 31, 1999
                                ------------------------------------------------------------
                                     Shares        Dollars           Shares        Dollars
                                     ------        -------           ------        -------
Shares issued                        432,100    $ 11,192,911         276,903    $  6,365,605
Shares issued as reinvestment
  of dividends                       143,807       3,790,602         428,951       9,394,729
Shares redeemed                     (513,691)    (13,310,183)       (667,802)    (15,400,467)
                                ------------    ------------    ------------    ------------
    Net increase                      62,216    $  1,673,330          38,052    $    359,867
                                ============    ============    ============    ============


                                                                             117
--------------------------------------------------------------------------------

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

FOR THE YEAR ENDED DECEMBER 31, 2000

Global Hard Assets Portfolio

                                           Year Ended                   Year Ended
                                       December 31, 2000            December 31, 1999
                                ------------------------------------------------------------
                                     Shares        Dollars           Shares        Dollars
                                     ------        -------           ------        -------
Shares issued                        561,054    $  5,071,014         558,304    $  4,852,391
Shares issued as reinvestment
  of dividends                         7,851          69,014           9,544          72,099
Shares redeemed                     (654,938)     (5,924,357)       (526,997)     (4,457,961)
                                ------------    ------------    ------------    ------------
    Net increase (decrease)          (86,033)   $   (784,329)         40,851    $    466,529
                                ============    ============    ============    ============

Emerging Growth Portfolio

                                           Year Ended                   Year Ended
                                       December 31, 2000            December 31, 1999
                                ------------------------------------------------------------
                                     Shares        Dollars           Shares        Dollars
                                     ------        -------           ------        -------
Shares issued                      1,182,578    $ 44,045,950         842,144    $ 22,789,922
Shares issued as reinvestment
  of dividends                       456,374      18,808,455          20,335         468,598
Shares redeemed                     (442,112)    (15,812,776)       (361,203)     (9,106,230)
                                ------------    ------------    ------------    ------------
    Net increase                   1,196,840    $ 47,041,629         501,276    $ 14,152,290
                                ============    ============    ============    ============

Capital Growth Portfolio

                                           Year Ended                   Year Ended
                                       December 31, 2000            December 31, 1999
                                ------------------------------------------------------------
                                     Shares        Dollars           Shares        Dollars
                                     ------        -------           ------        -------
Shares issued                      1,441,178    $ 56,257,035       1,812,698    $ 55,642,674
Shares issued as reinvestment
  of dividends                       417,542      17,514,623         583,668      16,688,505
Shares redeemed                     (428,492)    (16,598,899)       (176,653)     (5,433,744)
                                ------------    ------------    ------------    ------------
    Net increase                   1,430,228    $ 57,172,759       2,219,713    $ 66,897,435
                                ============    ============    ============    ============

Small Company Portfolio

                                           Year Ended                   Year Ended
                                       December 31, 2000            December 31, 1999
                                ------------------------------------------------------------
                                     Shares        Dollars           Shares        Dollars
                                     ------        -------           ------        -------
Shares issued                        767,081    $ 12,167,685         329,975    $  4,975,909
Shares issued as reinvestment
  of dividends                                                       617,583       9,761,271
Shares redeemed                     (503,468)     (8,116,729)       (619,778)     (9,407,422)
                                ------------    ------------    ------------    ------------
    Net increase                     263,613    $  4,050,956         327,780    $  5,329,758
                                ============    ============    ============    ============


118
--------------------------------------------------------------------------------

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                                            FOR THE YEAR ENDED DECEMBER 31, 2000

Growth Portfolio

                                           Year Ended                   Year Ended
                                       December 31, 2000            December 31, 1999
                                ------------------------------------------------------------
                                     Shares        Dollars           Shares        Dollars
                                     ------        -------           ------        -------
Shares issued                      2,207,649    $ 54,808,282       1,082,322    $ 17,287,033
Shares issued as reinvestment
  of dividends                       172,315       4,572,295          11,575         165,744
Shares redeemed                     (430,753)    (10,269,465)        (77,732)     (1,124,994)
                                ------------    ------------    ------------    ------------
    Net increase                   1,949,211    $ 49,111,112       1,016,165    $ 16,327,783
                                ============    ============    ============    ============

S & P 500 Index Portfolio

                                          For the Period from
                                          May 1, 2000 through
                                           December 31, 2000
                                   -------------------------------
                                        Shares           Dollars
                                        ------           -------
Shares issued                         20,404,386     $ 203,512,579
Shares issued as reinvestment
  of dividends
Shares redeemed                       (1,165,649)      (11,323,321)
                                   -------------     -------------
    Net increase                      19,238,737     $ 192,189,258
                                   =============     =============

Value Portfolio

                                           Year Ended                   Year Ended
                                       December 31, 2000            December 31, 1999
                                ------------------------------------------------------------
                                     Shares        Dollars           Shares        Dollars
                                     ------        -------           ------        -------
Shares issued                        873,515    $ 15,974,270         677,470    $ 13,575,173
Shares issued as reinvestment
  of dividends                       498,718       8,726,087          54,012       1,025,140
Shares redeemed                     (909,306)    (16,479,857)       (338,369)     (6,772,616)
                                ------------    ------------    ------------    ------------
    Net increase                     462,927    $  8,220,500         393,113    $  7,827,697
                                ============    ============    ============    ============

Balanced Portfolio

                                           Year Ended                   Year Ended
                                       December 31, 2000            December 31, 1999
                                ------------------------------------------------------------
                                     Shares        Dollars           Shares        Dollars
                                     ------        -------           ------        -------
Shares issued                        870,682    $ 12,574,328         730,355    $  9,652,134
Shares issued as reinvestment
  of dividends                       273,188       4,076,035         299,519       3,800,882
Shares redeemed                     (204,171)     (2,993,655)       (300,362)     (3,964,482)
                                ------------    ------------    ------------    ------------
    Net increase                     939,699    $ 13,656,708         729,512    $  9,488,534
                                ============    ============    ============    ============


                                                                             119
--------------------------------------------------------------------------------

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

FOR THE YEAR ENDED DECEMBER 31, 2000

High Yield Bond Portfolio

                                           Year Ended                   Year Ended
                                       December 31, 2000            December 31, 1999
                                ------------------------------------------------------------
                                     Shares        Dollars           Shares        Dollars
                                     ------        -------           ------        -------
Shares issued                        442,413    $  4,014,950         650,374    $  6,381,383
Shares issued as reinvestment
  of dividends                        83,973         771,551          53,246         505,196
Shares redeemed                     (346,866)     (3,144,542)       (520,250)     (5,118,177)
                                ------------    ------------    ------------    ------------
    Net increase                     179,520    $  1,641,959         183,370    $  1,768,402
                                ============    ============    ============    ============

Money Market Portfolio

                                           Year Ended                   Year Ended
                                       December 31, 2000            December 31, 1999
                                ------------------------------------------------------------
                                     Shares        Dollars           Shares        Dollars
                                     ------        -------           ------        -------
Shares issued                      5,658,952    $ 60,766,411       4,619,214    $ 48,821,940
Shares issued as reinvestment
  of dividends                       139,702       1,459,257          79,554         825,203
Shares redeemed                   (6,377,479)    (68,579,763)     (3,698,386)    (39,144,669)
                                ------------    ------------    ------------    ------------
    Net increase (decrease)         (578,825)   $ (6,354,095)      1,000,382    $ 10,502,474
                                ============    ============    ============    ============


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

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                         REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders

Jefferson Pilot Variable Fund, Inc.

We have audited the statements of assets and liabilities, including the schedule of portfolio investments, of Jefferson Pilot Variable Fund, Inc. (comprising, respectively, the International Equity, World Growth Stock, Global Hard Assets, Emerging Growth, Capital Growth, Small Company, Growth, S&P 500 Index, Value, Balanced, High Yield Bond, and Money Market Portfolios) as of December 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated herein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers, or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting Jefferson Pilot Variable Fund, Inc. at December 31, 2000, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the periods indicated herein, in conformity with accounting principles generally accepted in the United States.


                                      /s/ Ernst & Young  LLP
                                      --------------------------------

Boston, Massachusetts
February 13, 2001


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